UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant (X)
Filed by a party other than the Registrant ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement          ( )  Confidential for Use of the
                                               Commission Only (as permitted)
( )  Definitive Proxy Statement                by Rule 14a-6(e) (2)

( )  Definitive Additional Materials

( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               MEDGRUP CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                       N/A
      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

( )  No fee required.

(X)  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1) Title of each class of securities to which transaction applies: Common stock, par value $0.001.

     2)   Aggregate number of securities to which transaction applies:

          2,549,777 shares (to be converted into the right to receive cash consideration in the transaction).

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          $2.2465 for each share of MedGrup Corporation common stock, par value $0.001 per share, plus the positive difference, if any, between $2.2465 and the exercise price of each outstanding stock option and warrant to purchase MedGrup Corporation common stock, payable in cash pursuant to an Agreement and Plan of Merger dated March 26, 2002.

     4)   Proposed maximum aggregate value of transaction: $7,000,175.

     5)   Total fee paid: $1,400.

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               MEDGRUP CORPORATION
                         1824 Woodmoor Drive, Suite 102
                            Monument, Colorado 80132



To Our Shareholders:



     You are cordially invited to attend a Special Meeting of Shareholders of MedGrup Corporation ("MedGrup" or the "Company") to be held at ________________________________________________________________________ on the
_______day of June 2002 at _____ o'clock in the morning, ________time.

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt an agreement and plan of merger by and among the Company, Provider HealthNet Services Inc. ("PHNS") and MGC Acquisition Corp. ("MGC Sub"), a wholly owned subsidiary of PHNS. If the merger is consummated, PHNS will acquire all of the issued and outstanding common stock held by shareholders other than Margaret Cronin and me, at a price of $2.2465 per share in cash and each outstanding option and warrant to acquire MedGrup common stock will become immediately vested and exercisable and will be converted into the right to receive cash equal to the positive difference between the exercise price of such option or warrant and $2.2465, subject to possible adjustments.

     As described in the accompanying proxy statement, Margaret and I have entered into an option and voting agreement with PHNS. Under that agreement, we have agreed to sell our shares of MedGrup common stock to PHNS by granting PHNS an option to acquire such shares. Simultaneously with the closing of the merger, we expect that PHNS will exercise its option and acquire all of our shares for consideration of $1.2537 per share in cash and .1028 shares of PHNS' Class B Common Stock (valued at $0.8358 per share). The shares of PHNS Class B Common Stock are subject to certain vesting conditions based on MedGrup's future performance. Also, over the next four years, Margaret and I may be entitled to additional consideration for our shares of up to $10,000,000 in cash and PHNS Class B Common Stock if MedGrup achieves certain revenue growth and earnings targets. We intend to transfer half of those payments, if earned, to certain key managers and officers of MedGrup. Lastly, we have also agreed to indemnify PHNS for certain breaches of representations and warranties by the Company in the merger agreement.

     Before PHNS and MedGrup can complete the merger, MedGrup's shareholders must approve the merger and the transactions contemplated by the merger agreement. The vote of a majority of the outstanding shares of common stock of MedGrup entitled to vote at the Special Meeting and a majority of the outstanding shares of common stock of MedGrup present and entitled to vote at the Special Meeting, other than shares of common stock held by Margaret and me, is required to approve the merger. Margaret and I collectively own 57.7% of the outstanding common stock of the Company and have agreed to vote 56.8% of the outstanding stock in favor of the merger agreement and against any competing proposals.

     The attached proxy statement provides you with detailed information about the proposed merger, including the terms of the merger agreement. This information is very important and I urge you to carefully read the entire document, including the appendices.

     Our Board of Directors formed a special committee of independent directors to evaluate the merger and the terms of the merger agreement on behalf of the Company. The special committee also engaged Ehrhardt, Keefe, Steiner & Hottman, P.C. ("EKS&H") to act as its financial advisor. EKS&H has rendered its opinion to the Board that, as of March 26, 2002, the date of the merger agreement, the consideration to be received by shareholders of the Company in the merger other than Margaret and me, is fair, from a financial point of view. The written opinion of EKS&H, dated May 9, 2002, is attached as Exhibit B to the enclosed proxy statement, and you should read it carefully. Based upon EKS&H's opinion, the recommendation of the special committee and the other factors discussed in this proxy statement, the Board of Directors of the Company believes that the terms of the merger and merger agreement are fair to, and in the best interests of, the Company's shareholders and recommends that you vote FOR the adoption of the merger agreement and the approval of the merger.

     Your vote is very important. Whether or not you plan to attend the Special Meeting of Shareholders, it is important that your shares are represented and voted at the Special Meeting. Accordingly, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted in favor of adoption of the merger agreement and approval of the merger.

                                         Very truly yours,


                                         ---------------------------------------
                                         William D. Cronin,
                                         President and Chief Executive Officer
June ___, 2002

                               MedGrup Corporation
                         1824 Woodmoor Drive, Suite 102
                            Monument, Colorado 80132
                       -----------------------------------


                    Notice of Special Meeting of Shareholders
                                 June ___, 2002
                       -----------------------------------



To the Shareholders of MedGrup Corporation:



     Notice is hereby given that a Special  Meeting of  Shareholders  of MedGrup
Corporation ("MedGrup" or the "Company") will be held at __________________________________________________________________on _______,
the ____ day of June,  2002 at _____  o'clock in the  ______________,  _________
time to consider and vote on a proposal to approve and adopt an agreement and plan of merger dated March 26, 2002 (the "merger agreement"), by and among the Company, Provider HealthNet Services Inc. ("PHNS") and MGC Acquisition Corp. ("MGC Sub"), a wholly owned subsidiary of PHNS. The merger agreement is part of a series of transactions pursuant to which PHNS will acquire all of the outstanding shares of MedGrup's common stock. As more fully described in the accompanying proxy statement, William Cronin and Margaret Cronin, who we refer to as our "controlling shareholders," have granted PHNS an option to purchase all their shares of MedGrup common stock. We anticipate that PHNS will exercise this option upon adoption of the merger agreement and approval of the merger. If the merger is consummated, each MedGrup shareholder, other than the controlling shareholders, will be entitled to receive $2.2465 in cash for each share of the Company's common stock that they own, subject to possible adjustments. Therefore, following exercise of the option and completion of the merger, MedGrup will become a wholly owned subsidiary of PHNS.

     A copy of the merger agreement is attached as Exhibit A to the Proxy Statement accompanying this notice. Please review the Proxy Statement accompanying this notice for more complete information regarding the merger proposal and related transactions.

     Only shareholders of record at the close of business on _________, 2002, the record date for purposes of the meeting, will be entitled to notice of and to vote at the Special Meeting. The affirmative vote of a majority of the outstanding shares of common stock of MedGrup entitled to vote at the meeting and the affirmative vote of a majority of the shares of common stock present and entitled to vote at the meeting, other than the shares owned by the controlling shareholders, is required to adopt the merger and approve the transactions contemplated by the merger agreement. Each share of common stock owned on the record date entitles the holder of record thereof to one vote.

     The presence, in person or by proxy, of shares representing a majority of the votes entitled to be cast at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.

     SHAREHOLDERS  ARE OR MAY BE ENTITLED  TO ASSERT  DISSENTERS'  RIGHTS  UNDER
ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT. SEE THE DISCUSSION OF DISSENTERS' RIGHTS IN THE ACCOMPANYING PROXY STATEMENT FOR A DESCRIPTION OF THOSE DISSENTERS' RIGHTS.

     THE BOARD OF DIRECTORS OF MEDGRUP HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND HAS DETERMINED THAT THE TERMS OF THE MERGER ARE FAIR, TO, AND IN THE BEST INTERESTS OF OUR SHAREHOLDERS, OTHER THAN OUR CONTROLLING SHAREHOLDERS. OUR CONTROLLING SHAREHOLDERS DID NOT VOTE ON THE MERGER AGREEMENT. THE BOARD OF DIRECTORS HAS RECOMMENDED THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE PAID, ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE "FOR" THE MERGER. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE TO THE PRESIDENT OF THE COMPANY AT THE ADDRESS ABOVE, BY EXECUTING AND DELIVERING A LATER DATED PROXY OR BY ATTENDING AND VOTING AT THE SPECIAL MEETING.

                                             By order of the Board of Directors,




June ____, 2002                              Margaret M. Cronin, Secretary

                          [[MEDGRUP CORPORATION LOGO]]

                                 PROXY STATEMENT

                       For Special Meeting of Shareholders
                            to be held June ___, 2002

                              SUMMARY OF THE MERGER

     The following is a summary of the material terms of the merger. You should read this entire proxy statement and the documents to which it refers carefully for a complete description of the merger and certain related transactions between our controlling shareholders and PHNS. This summary includes page references in parentheses to direct you to more complete descriptions of the topics presented below.

     o The Transaction- PHNS, MedGrup and the controlling shareholders have entered into a series of agreements pursuant to which PHNS will acquire all of the outstanding shares of common stock of MedGrup. (Page __)

     o The Option and Voting Agreement- The controlling shareholders have granted PHNS an option to purchase shares of MedGrup common stock representing 56.8% of the outstanding shares of MedGrup common stock, for a purchase price of $1.2537 per share in cash and .1028 shares of PHNS Class B Common Stock. The aggregate purchase price will be approximately $7,000,000. The controlling shareholders may also be entitled to receive up to $10,000,000 in cash and shares of PHNS Class B Common Stock as additional consideration for their MedGrup common stock if MedGrup meets certain revenue and earnings growth targets over the next four years. A portion of this earn-out consideration will be transferred to certain key MedGrup employees. Under certain circumstances, PHNS will be entitled to exercise the option and acquire the controlling shareholders' shares whether or not the merger agreement is adopted and the merger approved. (Pages ___ and ___)

     o The Merger- PHNS, MGC Sub and the Company have entered into the merger agreement. If the merger is approved, simultaneously with exercise of the option, MGC Sub will be merged with and into the Company and the Company will be the surviving corporation. (Page __)

     o Merger consideration- If the merger agreement is adopted and the merger is approved, each share of common stock that you own will convert  into the  right to  receive  a maximum  of  $2.2465  in cash, subject to possible adjustment based upon MedGrup's financial performance prior to the closing and the number of outstanding MedGrup options and warrants outstanding at the effective time of the merger. (Page __)

     o Shareholder vote- You are being asked to consider and vote on a proposal to adopt the merger agreement. Approval of the merger will require the affirmative vote of a majority of the outstanding shares of common stock of the Company and a majority of the shares of common stock present and entitled to vote at the meeting, other than shares owned by the controlling shareholders. (Page __)

     o Board recommendation- Our Board of Directors believes that the terms of the merger are fair to, and in the best interests of, our shareholders, other than our controlling shareholders and recommends a vote FOR adoption of the merger agreement and approval of the merger. Our Board of Directors formed a special committee of independent directors that also believes that the terms of the merger are fair to, and in the best interests of our shareholders, other than our controlling shareholders. (Page __)

     o The merger is taxable- You will recognize taxable gain or loss in the amount of the difference between the price paid for your shares in the merger and your adjusted tax basis for each share of MedGrup common stock that you own. (Page __)

     o Conditions- The merger is subject to MedGrup shareholder approval as well as other conditions. (Page __)

     o After the merger- Following the exercise of the option and completion of the merger, MedGrup will be a wholly owned subsidiary of PHNS. (Page __)

     o Shareholders have a right to dissent- As a shareholder, you have a right to dissent from the merger and obtain payment for the fair value of your shares. (Page __)

     o The controlling shareholders will vote in favor of the merger- As the largest shareholders of MedGrup, the controlling shareholders own 57.7% of the outstanding common stock of the Company and have agreed to vote 56.8% of the outstanding common stock in favor of the proposal. The controlling shareholders' vote in favor of the merger agreement, however, is not by itself sufficient to adopt the merger agreement and approve the merger. The merger cannot be approved without the affirmative vote of a majority of the shares of common stock present and entitled to vote at the Special Meeting other than shares owned by the controlling shareholders. (Page __)

     o Independent fairness opinion- The Board of Directors of MedGrup has received the opinion of an independent financial advisor that, subject to certain assumptions and factors, as of the date of the merger agreement, the consideration to be received by the Company's shareholders, other than the controlling shareholders, is fair, from a financial point of view. (Page __)

     We mailed this proxy statement and the accompanying proxy card to all shareholders entitled to vote on the merger on or about June ___, 2002.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:   What is the date, time and place of the Special Meeting?

A: The Special Meeting will be held on June ___, 2002 at ________o'clock _____, ______time at .

Q:   What am I being asked to vote on?

A: To adopt the merger agreement and approve the merger of MGC Sub with and into the Company.

Q: If the merger is completed, what will I receive for my MedGrup common stock?

A: You will receive $2.2465 in cash for each share of MedGrup common stock that you own, subject to possible adjustment based upon MedGrup's financial performance prior to closing and other factors. We believe that the minimum price to be paid after any adjustment will be $2.0860 per share.

Q:   Who will own MedGrup after the merger?

A: After the merger and the other transactions described in the proxy statement, all of the outstanding stock of MedGrup will be owned by PHNS, a private Delaware corporation.

Q:   What does the MedGrup Board of Directors recommend?

A: Based on the recommendation of the special committee, the Board of Directors of MedGrup recommends that you vote for adoption of the merger agreement and approval of the merger.

Q:   Why does the Board recommend that I vote my shares in favor of the merger?

A: The Board believes that the terms of the merger are fair to and in the best interests of the shareholders of MedGrup other than the controlling shareholders. This belief is based in part on the recommendation of the special committee and the opinion of the financial advisor.

Q:   Why has the Board decided to enter into the merger agreement now?

A: The Board has decided to enter into the merger agreement now after reviewing other options available to the Company, including the option of remaining an independent firm. The Board also believes that the terms of the merger, including the ability of the Board to terminate the merger agreement if it receives a proposal which it believes is more favorable to the shareholders, are in the best interests of the shareholders.

Q:   Why have the Cronins agreed to sell their shares to PHNS?

A: The Cronins agreed to sell their shares only after PHNS agreed to the terms of the merger. The Cronins also believe that the proposed sale of their shares provides them an opportunity to receive a fair price for their shares and an opportunity to profit from the future growth of the Company. The Cronins also believe that PHNS offers personnel and financial resources far in excess of those at MedGrup's disposal, and that those resources can be used to build the Company's business.

Q: Do any Board members or officers have interests in the transactions that are different from mine?

A: The Cronins, each of whom is an officer and director of the Company, have agreed to sell their shares to PHNS for a different price and different consideration than that proposed to be paid to the other MedGrup shareholders. This price may be more or less than that paid to other shareholders depending on the financial performance of MedGrup and PHNS after the merger. Furthermore, all of the other officers and directors of the Company own options to purchase our common stock, and will receive payment from PHNS for the positive difference between the exercise price of the options and the merger consideration.

Q:   What are the relationships between the Cronins and PHNS?

A: The Cronins have granted PHNS an option to purchase their MedGrup common stock, and have certain other agreements with PHNS, as set forth in the option agreement. Prior to that agreement, there was no relationship between the Cronins and PHNS.

Q: What function did the special committee of the MedGrup Board serve with respect to the merger and who are its members? Who negotiated the merger on my behalf?

A: The special committee was composed of Alan Baldwin and Beth Murdaugh, the only two non-employee members of the Board of Directors. These individuals reviewed the terms of the merger on behalf of the MedGrup shareholders other than the Cronins and approved the terms of the merger and the merger agreement. The terms of the merger were negotiated primarily by Mr. Cronin and representatives of Overton, Babiarz & Associates, P.C., legal counsel for the Company, with the assistance and approval of the special committee. Affiliates of Overton, Babiarz & Associates are also shareholders of MedGrup.

Q:   Who is entitled to vote at the Special Meeting?

A: Holders of record of MedGrup common stock as of the close of business on ____________, 2002 are entitled to vote at the Special Meeting. Each holder of common stock has one vote per share on the merger.

Q:   What should I do now? How do I vote?

A: After you read this document, please complete, sign, date and mail your proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented and voted at the Special Meeting. Please sign and mail your proxy card as instructed on your proxy card even if you currently plan to attend the meeting in person. Delivery of your proxy card will not in any way affect your right to attend the Special Meeting in person.

Q:   Can I change my vote?

A: You may change your proxy instructions at any time prior to the vote at the Special Meeting for shares held directly in your name. You may accomplish this by completing a new proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting alone will not cause your previously granted proxy to be revoked unless you vote in person. For shares held in "street name," you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   What vote is required to adopt the merger agreement and approve the merger?

A: Adoption of the merger agreement and approval of the merger requires the affirmative vote of a majority of the shares entitled to vote at the Special Meeting and the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting except those shares owned by the Cronins. The agreement of the Cronins to vote their shares in favor of the merger and against any competing proposal assures that the merger will be approved by a majority of the shares entitled to vote at the meeting. However, the merger cannot be approved without the approval of a majority of the shares present at the meeting and entitled to vote, except for the shares owned by the Cronins.

Q:   What happens if the merger is not approved?

A: If the merger is not approved, PHNS may exercise its option and acquire all of the shares owned by the Cronins, representing a majority of the shares of MedGrup outstanding. If this happens, PHNS would be in a position to elect all of the members of the Board of Directors of the Company and control its operations. If PHNS does not exercise the option, MedGrup would remain as it was before execution of the option and merger agreements.

Q:   What if I oppose the merger? Do I have appraisal rights?

A: Any shareholder who opposes the merger may vote his or her shares against the merger at the Special Meeting. Also, any shareholder who does not vote in favor of the merger may dissent and obtain payment for the fair value of his shares by giving the required notice to the Company under the Colorado statute governing dissenters' rights. The procedure for asserting dissenters' rights is very technical and must be followed precisely. The Company recommends that any shareholder wishing to dissent contact an attorney for assistance. A copy of the statute governing dissenters' rights is attached to the proxy statement as Appendix A.

Q:   What are the tax consequences of the merger to me?

A: Shareholders will be subject to tax on the difference between the price paid for their shares in the merger and the adjusted cost basis in their shares.

Q:   What if I have options to purchase shares of MedGrup common stock?

A: All options that are outstanding prior to the effective time of the merger will immediately vest and the holders of the options will be entitled to receive the positive difference, if any, between the merger consideration and the exercise price of the options.

Q: If my broker holds my shares in "street name," will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should instruct your broker how to vote your shares by following the directions that your broker provides to you. Without instructions, your broker is not entitled to vote your shares and your shares will not be voted.

Q:   May I attend the Special Meeting in person?

A: You may attend the Special Meeting in person if you have shares registered in your name or if you have a valid proxy in your favor from the registered holder. If the shares are registered in the name of a corporation or other organization, bring a letter from an authorized agent of that corporation or organization giving you authority to vote its shares.

Q: If I have shares registered in my name or if I have an appropriately completed, written proxy in my favor from a registered holder, what do I need to do to attend the Special Meeting in person?

A: Just bring proper photographic identification to the meeting, such as a driver's license, passport or United States military identification.

Q:   When should I send in my stock certificate(s)?

A: Do not send in your stock certificate(s) now. If the merger is approved and completed, you will receive written instructions for exchanging your MedGrup stock certificates for cash.

Q: When do you expect the merger to be completed? Is completion of the merger subject to any conditions?

A: We hope to complete the merger as soon as practical after the Special Meeting, assuming the required shareholder approval and other conditions are obtained or met. We anticipate that the closing will occur on or about July ___, 2002.

Q: Whom can I contact if I have additional questions or would like additional copies of the proxy statement or proxy card?

A:   You can contact the Company at the following address:

                  MedGrup Corporation
                  1824 Woodmoor Drive, Suite 102
                  Monument, Colorado 80132
                  Attn: William D. Cronin, President
                  (719) 481-1500

                                TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----


SUMMARY .................................................................    1


FORWARD-LOOKING INFORMATION .............................................    6


MARKET PRICE AND DIVIDEND INFORMATION ...................................    7


THE SPECIAL MEETING .....................................................    7

   DATE, TIME AND PLACE .................................................    7

   PURPOSE OF THE SPECIAL MEETING .......................................    7

   RECORD DATE ..........................................................    8

   REQUIRED VOTE ........................................................    8

   PROXIES, VOTING AND REVOCATION .......................................    8

   SOLICITATION OF PROXIES ..............................................    9


SPECIAL FACTORS .........................................................    9

   BACKGROUND OF THE MERGER .............................................    9

   RECOMMENDATION OF MEDGRUP'S BOARD OF DIRECTOR;
   FAIRNESS OF THE MERGER; REASONS FOR THE MERGER .......................   13

   OPINION OF EKS&H .....................................................   15

   CAUTIONARY STATEMENTS CONCERNING PROJECTIONS .........................   20

   PURPOSE OF THE MERGER ................................................   21

   STRUCTURE OF THE MERGER ..............................................   21

   EFFECTS OF THE MERGER ................................................   21

   INTERESTS OF MEDGRUP DIRECTORS AND OFFICERS IN THE MERGER ............   21

   RELATIONSHIP BETWEEN THE CONTROLLING SHAREHOLDERS AND PHNS ...........   23

   REGULATORY APPROVALS .................................................   24

   DISSENTERS' RIGHTS ...................................................   25


THE MERGER AGREEMENT ....................................................   27

   GENERAL DESCRIPTION OF THE MERGER ....................................   27

   EXERCISE OF PHNS OPTION ..............................................   27

   CONVERSION OF SECURITIES .............................................   27

   ADJUSTMENT OF CONVERSION PRICE .......................................   28

   DISSENTING SHARES ....................................................   28

   PAYMENT OF MERGER CONSIDERATION; EXCHANGE OF
   SHARE CERTIFICATES ...................................................   28

   TREATMENT OF STOCK OPTIONS AND WARRANTS ..............................   29

   REPRESENTATIONS AND WARRANTIES OF MEDGRUP AND PHNS ...................   29

   CONDUCT OF THE BUSINESS OF MEDGRUP BEFORE THE MERGER .................   30

   NOTICE REQUIREMENTS ..................................................   31

   CERTAIN COVENANTS AND AGREEMENTS .....................................   32

   NO SOLICITATION OF ACQUISITION TRANSACTIONS ..........................   32

   CONDITIONS TO THE MERGER .............................................   32

   TERMINATION, AMENDMENT OR WAIVER .....................................   34

   TERMINATION FEE; TOPPING FEE; EXPENSES ...............................   35

   MATERIAL FEDERAL INCOME TAX CONSEQUENCES .............................   35


SECURITY OWNERSHIP OF FIVE PERCENT BENEFICIAL
OWNERS AND MANAGEMENT ...................................................   36

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS ............................   37

CONDUCT OF MEDGRUP'S BUSINESS IF THE MERGER IS NOT COMPLETED ............   37

WHERE YOU CAN FIND MORE INFORMATION .....................................   38

-------------

Agreement  and Plan of Merger  dated as of March 26, 2002,          Exhibit A
between Provider HealthNet Services Inc., MGC
Acquisition Corp and MedGrup Corporation

Opinion of Ehrhardt Keefe Steiner & Hottman, P.C.                   Exhibit B
dated May 9, 2002

Article 113 of the Colorado Business Corporation                    Appendix A
Act, "Dissenters' Rights"

                                     SUMMARY

     This summary highlights information from the proxy statement that MedGrup believes is important information about the merger. You should carefully read this entire proxy statement, including the annexes and exhibits, and the documents to which it refers, for a complete description of the merger and certain related transactions between our controlling shareholders and PHNS.


                                   The Merger

The Parties to the Merger Agreement
-----------------------------------

MedGrup Corporation

     MedGrup is a Colorado corporation headquartered in Monument, Colorado. MedGrup provides outsourced medical chart coding and consulting services for hospitals and other healthcare providers located in the United States. MedGrup's common stock is traded over the counter and is quoted on the OTC Bulletin Board under the symbol "CODX."

MedGrup's corporate address is:

MedGrup Corporation
1824 Woodmoor Drive, Suite 102
Monument, Colorado  80132

The phone number is: (719) 481-1500.

Provider HealthNet Services Inc.; MGC Sub

     PHNS is a private Delaware corporation based in Dallas, Texas that provides information technology, medical records, transcription, coding, accounts receivable management and other business process outsourcing services to the healthcare industry. MGC Sub is a wholly owned subsidiary of PHNS created for the sole purpose of being merged with and into MedGrup.

The corporate address for each of PHNS and MGC Sub is:

Provider HealthNet Services Inc.
15851 Dallas Parkway, Suite 925
Addison, Texas 75001-3355

The phone number for each of PHNS and MGC Sub is: (972) 701-8042


The Merger
----------

     Pursuant to the merger agreement, MGC Sub will merge with and into MedGrup. MedGrup will be the surviving corporation. Upon the closing of the merger and the transactions contemplated by the option agreement, MedGrup will become a wholly owned subsidiary of PHNS.

     After the merger is completed, trading in MedGrup common stock will cease and MedGrup common stock will no longer be quoted on the OTC Bulletin Board. Our current shareholders will no longer have any ownership interest in MedGrup and will no longer participate in the future earnings of MedGrup or benefit from any increase in the value of MedGrup common stock should any increase occur.

What Shareholders Will Receive
------------------------------

     Upon completion of the merger, you will be entitled to receive a maximum of $2.2465 in cash for each share of MedGrup common stock that you own, subject to possible adjustment based upon MedGrup's financial performance prior to closing and the number of MedGrup options and warrants outstanding at the effective time of the merger (the "merger consideration"). We believe that the merger consideration will not be less than $2.0860.

Treatment of Outstanding Stock Options and Warrants
---------------------------------------------------

     At the effective time of the merger, each outstanding stock option and warrant to purchase MedGrup common stock will be deemed converted into, and the holders of each option or warrant will be entitled to receive, upon surrender of the option or warrant for cancellation, an amount of cash equal to the product of (i) the positive difference, if any, between the merger consideration and the exercise price of such option or warrant; and (ii) the number of shares of common stock purchasable upon exercise of such option or warrant. Holders of options or warrants that are exercisable at prices greater than the merger consideration will not be entitled to any consideration as a result of the merger.

Market Price of Common Stock
----------------------------

     On March 25, 2002, the last full trading day prior to MedGrup's public announcement of the signing of the merger agreement, the closing sales price of MedGrup common stock was $1.45 per share. Therefore, the price per share to be paid in the merger represents a premium of approximately 55% to the closing price of the MedGrup common stock on March 25, 2002. On June __, 2002, the most recent practicable date prior to the printing of this proxy statement, the closing sales price of MedGrup common stock was $____ per share.

     Historically, the market prices of MedGrup common stock have fluctuated, and we expect such fluctuations to continue. These fluctuations may affect your determination as to the attractiveness of the merger. You should obtain current market price quotations for MedGrup common stock prior to making any decision with respect to the merger.

                               The Special Meeting

The Special Meeting
-------------------

     MedGrup will hold a Special Meeting of shareholders at __________________________on ____________, June ___, 2002 at ________ o'clock in
the _________, _________ Time, subject to adjournments or postponements. At the Special Meeting, MedGrup will ask you to consider and vote on a proposal to adopt the merger agreement and to approve the merger.

Record Date; Shares Entitled to Vote
------------------------------------

     You are entitled to vote at the Special Meeting if you owned MedGrup common stock at the close of business on _________, 2002. Each share of common stock entitles the holder of record thereof to one vote on the merger and merger agreement.

     On _________, 2002, there were 5,899,777 shares of MedGrup common stock outstanding and held by 42 record holders. Of those shares, the controlling shareholders beneficially owned 3,405,000 shares, or approximately 57.7% of the outstanding shares of common stock.

Required Vote
-------------

     Approval of the merger will require the affirmative vote of a majority of the outstanding shares of common stock of MedGrup and the affirmative vote of a majority of the shares of common stock present and entitled to vote at the Special Meeting other than the shares owned by the controlling shareholders. The controlling shareholders have agreed to vote shares of MedGrup common stock representing approximately 56.8% of all of the votes entitled to be cast at the Special Meeting, in favor of the merger. Nevertheless, the merger will not be approved unless a majority of votes cast by shareholders other than the controlling shareholders are also cast in favor of the merger.

Purpose of the Merger
---------------------

     MedGrup's purpose in pursuing the merger is to provide the unaffiliated shareholders a fair price for their shares.

                                 Special Factors

Recommendation of MedGrup's Board; Fairness of the Merger
---------------------------------------------------------

     After careful consideration, the MedGrup Board has determined that the terms of the merger agreement and the merger are fair to, and in the best interests of, MedGrup and the shareholders of MedGrup other than the controlling shareholders and recommends that you vote in favor of the merger and merger agreement. The recommendation of our Board of Directors is based on a number of factors, including the recommendation of the special committee, the Board's knowledge of our business, financial condition and prospects and the condition of the medical coding market generally, the likelihood that an active trading market in our stock would develop, other acquisition proposals and the fairness opinion received from EKS&H.

Opinion of MedGrup's Financial Advisor
--------------------------------------

     MedGrup's financial advisor, Ehrhardt Keefe Steiner & Hottman, P.C. ("EKS&H"), has rendered its opinion to the MedGrup Board of Directors that, as of March 26, 2002, based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the aggregate consideration to be received by MedGrup shareholders in the merger is fair, from a financial point of view, to the MedGrup shareholders other than the controlling shareholders. The full text of the written opinion of EKS&H, dated May 9, 2002, is attached to this document as Exhibit B. MedGrup encourages you to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. EKS&H's opinion is addressed to MedGrup's Board of Directors and does not constitute a recommendation to any shareholder as to how that shareholder should vote on the merger and merger agreement. MedGrup has agreed to pay EKS&H a fee of $50,000 for its services.

Interests of Certain Persons in the Merger
------------------------------------------

     One or more of the executive officers and directors of MedGrup may have interests in connection with the merger that are in addition to or different from your own interests as a shareholder.

     o Our directors and executive officers, other than the controlling shareholders, will receive consideration for their stock options.

     o Certain of our executive officers have employment agreements which would entitle them to severance pay upon the effectiveness of the merger. However, PHNS and MedGrup have agreed that elimination of the severance obligations is a condition to the closing of the merger.

     o Under the merger agreement, PHNS and MGC Sub have agreed to indemnify our officers and directors for a period of four years following the merger, and have agreed to extend our existing insurance policy to provide insurance for such indemnification obligations.

     Elizabeth W. Murdaugh and Alan W. Baldwin, the non-employee directors of MedGrup and members of the special committee that reviewed the terms of the merger on behalf of the shareholders, each hold stock options for 5,000 shares of common stock, and Ms. Murdaugh owns 30,000 shares of common stock which she intends to vote in favor of the merger.

     The MedGrup Board of Directors was aware of these interests and considered them in addition to other matters in recommending the merger.

Relationship Between PHNS and the Cronins
-----------------------------------------

     William D. Cronin, President and Chief Executive Officer of MedGrup, beneficially owns 2,744,300 shares of common stock. Margaret M. Cronin, Executive Vice President, Secretary and Treasurer, beneficially owns 660,700 shares of common stock. The controlling shareholders have agreed to sell all of the shares owned by them (except for those shares held as custodian for their minor children) to PHNS at a price of $1.2537 per share in cash and $0.8358 per share of Class B common stock of PHNS, subject to certain vesting requirements. The terms of this sale are described in an option and voting agreement ("option agreement") executed by the controlling shareholders and PHNS. Pursuant to the terms of the option agreement, the controlling shareholders have also agreed to vote approximately 56.8% of the total outstanding MedGrup shares, in favor of the merger and merger agreement. Additionally, the voting and option agreement contains certain earn-out provisions that may result in additional payments to the controlling shareholders of up to $10,000,000 in cash and shares of PHNS Class B Common Stock if certain financial performance criteria are met by MedGrup after the merger. Most of the shares issuable to the controlling shareholders are subject to a repurchase right in favor of PHNS if the controlling shareholders terminate their employment with MedGrup within five years of closing.

Regulatory Approvals
--------------------

     The merger agreement provides that MedGrup and PHNS will use their commercially reasonable efforts to cause the merger to be consummated, including obtaining all necessary waivers, permits, authorizations, orders and consents of third parties, whether private or governmental, in connection with the merger.

     Subject to the foregoing, except for filing the articles of merger with the Secretary of State of Colorado after shareholder adoption of the merger agreement and approval of the merger, and compliance with federal and state securities laws, neither MedGrup nor PHNS is aware of any material U.S. federal, state or foreign governmental regulatory requirement that must be complied with, or approval that must be obtained, in order to complete the merger.

Dissenters' Rights
------------------

     Under Colorado law, MedGrup shareholders who do not wish to vote in favor of the merger are entitled to dissent and receive payment for the fair value of their stock, if and when the merger is effected. In order to exercise dissenters' rights, you must: (i) cause MedGrup to receive before the vote is taken at the Special Meeting, written notice of your intention to demand payment for your shares if the merger is effected; and (ii) not vote your shares in favor of the merger. If you vote FOR the merger, you will be deemed to have waived your dissenter's rights under Colorado law.

     If the merger is approved, we will, within ten days after the shareholders' meeting, send to each shareholder who has given us proper notice and who voted against the merger, a notice (the "dissenter's notice") setting forth certain procedures required under Colorado law in order for a dissenting shareholder to make demand for payment. If you exercise your dissenter's rights, you must follow the procedures set forth in the dissenters' notice and deposit certificates for your shares with us in order to be entitled to payment for your shares. If you perfect your dissenter's rights and make proper demand for payment, we will pay you the fair value for your shares as determined under applicable Colorado law.

     Any shareholder who fails to make written demand for payment or deliver the certificates for such shareholder's stock by the date specified in the dissenter's notice, shall be bound by the terms of the merger agreement and shall receive only the merger consideration. A copy of Article 113 of the Colorado Business Corporation Act, which describes a shareholder's right to dissent and be paid fair value for such shareholder's stock, is attached hereto as Appendix A, and incorporated by reference herein.

                              The Merger Agreement

Conditions to the Merger
------------------------

     To complete the merger:

     o    the MedGrup shareholders must approve the merger and merger agreement;

     o no preliminary or permanent injunction, decree or other order issued by any governmental entity or other legal restraint or prohibition may prevent the completion of the merger and no law shall have been enacted or adopted that enjoins, prohibits or makes illegal the completion of the merger; and

     o each of MedGrup and PHNS must certify to the other that its representations and warranties contained in the merger agreement are true and correct. Each must also certify to the other that it has performed all of its material obligations under the merger agreement.

     There are additional conditions specific to the obligations of MedGrup and PHNS that must be satisfied or waived prior to completion of the merger, including a representation by MedGrup that there has been no material adverse change in its business or prospects.

Consideration of Other Acquisition Proposals
--------------------------------------------

     The merger agreement prohibits our Board of Directors from actively soliciting competing acquisition proposals. However, we are allowed to receive unsolicited proposals and to consider them. In the event that our Board, in the exercise of its fiduciary responsibilities, determines to accept a competing offer, we would be able to terminate the merger agreement, subject to our obligation to pay a termination fee to PHNS. However, if we terminate the merger agreement, PHNS would have the option of purchasing the controlling shareholders' shares, which could have an adverse effect on the possibility of completing the transaction with any party other than PHNS.

Risks if the Merger is Not Approved
-----------------------------------

     If the merger is not approved by our shareholders, PHNS could still exercise its option to purchase the controlling shareholders' shares. If that were to occur, PHNS would have control of a majority of our outstanding shares and would be in a position to appoint a majority of the directors to our Board and to otherwise control the business affairs of MedGrup. These directors would be bound by their fiduciary duties to the remaining shareholders. However, PHNS might have interests that conflict with those of our shareholders, and PHNS is not obligated to purchase any additional shares of our common stock. Additionally, our controlling shareholders would also become shareholders in PHNS and therefore could also have interests that conflict with yours.

Termination; Expenses
---------------------

     MedGrup or PHNS may terminate the merger agreement at any time before the merger is completed if one of the termination conditions in the merger agreement occurs, either before or after shareholder approval. Other than as described below, each party will pay its own costs and expenses incurred in connection with the merger and merger agreement.

     The merger agreement provides for a termination fee of $420,000 plus reimbursement of reasonable expenses that MedGrup must pay to PHNS if the merger agreement is terminated for the following reasons:

     o If we receive an acquisition proposal and our Board of Directors, acting in good faith, believes that the failure to accept such proposal would result in a breach of its fiduciary duty and notifies PHNS of that fact;

     o If our Board of Directors should withdraw, modify or amend its recommendation of the merger or the merger agreement, approve or recommend to the shareholders a different acquisition proposal or resolve to do any of the foregoing;

     o If our financial advisor has withdrawn, modified or amended its opinion due to improper action by any of our officers or directors; or

     Additionally, we would be required to pay a "topping fee" of $420,000 if our shareholders do not approve the merger and within one year thereafter we enter into or consummate another merger, acquisition or other business combination in which all or substantially all of our assets or outstanding equity interests are acquired by another entity.

Federal Income Tax Consequences
-------------------------------

     The merger will be taxable to you. You will recognize a taxable gain or loss in the amount of the difference between the merger consideration received for your shares and your adjusted tax basis of your shares.

     Unless you comply with the required reporting or certification procedures, you may be subject to withholding tax of 30% with respect to any cash payments you are entitled to receive pursuant to the merger. Tax matters can be complicated and the tax consequences of the merger to you will depend on your particular situation. You should consult your own tax advisors to understand fully the tax consequences of the merger to you.

                           FORWARD-LOOKING INFORMATION

     This proxy statement contains or incorporates by reference "forward-looking statements." When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "projects," "will continue," and "intend" and similar expressions, as they relate to MedGrup or its management, are intended to identify forward-looking statements. These forward-looking statements are based on current management assumptions and are subject to uncertainties and inherent risks that could cause actual results to differ materially from those contained in any forward-looking statement. MedGrup has identified factors that could cause actual plans or results to differ substantially from those included in any forward-looking statements. These risk factors include, but are not limited to:

     o    increasing competition in the outsourced medical coding business;

     o    the challenge of successfully integrating newly acquired businesses;

     o    decrease in demand for outsourced coding services;

     o    ability to retain qualified staff;

     o    increased regulatory burdens;

     o    ability to maintain competitiveness of technological capabilities;

     o failure to consummate the merger, including the failure to obtain the necessary approval of our shareholders; and

     o the risk factors and other items that are contained in our reports and documents filed from time to time with the Securities and Exchange Commission ("Commission").

     Although MedGrup believes that the expectations reflected by such forward-looking statements are reasonable based on information currently available to MedGrup, no assurances can be given that such expectations will prove to have been correct. All forward-looking statements included in this proxy statement and all subsequent, oral forward-looking statements attributable to MedGrup or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Except as required by applicable law or agreement, MedGrup undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of their particular dates.

                      MARKET PRICE AND DIVIDEND INFORMATION

     The following table sets forth the range of high and low bid information for MedGrup common stock for each quarter within the last two fiscal years and the interim period for the year 2002 through the date of this proxy statement. MedGrup common stock has traded over the counter since July of 1999, and is currently quoted on the OTC Bulletin Board under the ticker symbol "CODX." The bid prices through the second quarter of 2000 were reported in the Pink Sheets by the National Quotations Bureau. Bid prices from the third quarter of 2000 to date have been reported by NASDAQ based upon quotation on the OTC Bulletin Board. The quotations below represent prices between dealers, do not include retail mark-up, mark-down or commission and may not represent actual transactions.

                       2002                 2001                  2000

                  High      Low       High       Low        High       Low
                  ----      ----      ----       ---        ----       ---
First Quarter     $2.00     $1.28     $4.25      $1.25      $1.31      $1.19
Second Quarter    - (1)     - (1)      3.34       2.33       1.50       1.19
Third Quarter     -         -          2.65       1.50       2.75       2.19
Fourth Quarter    -         -          2.05       1.50       4.63       1.00

Yearly                                 4.25       1.25       4.63       1.00

-----------------------
     (1) Includes prices reported through _______, 2002, the last day prior to printing of this proxy statement for which prices were available.
-----------------------

     On March 25, 2002, the last full trading day prior to the public announcement of the execution of the merger agreement, the closing sale price of MedGrup common stock reported on the OTC Bulletin Board was $1.45 per share. On ___________, 2002, the most recent practicable date prior to the printing of this proxy statement, the closing sale price of MedGrup common stock reported on the OTC Bulletin Board was $_______ per share.

     Historically, the market prices of MedGrup common stock have fluctuated, and we expect such fluctuations to continue. These fluctuations may affect your determination as to the attractiveness of the merger. You should obtain current market quotations for MedGrup common stock prior to making any decision with respect to the merger.

     As of __________, 2002, there were __ record holders of MedGrup common stock. We estimate that, as of ________, 2002, there were _________ beneficial owners of our common stock.

                               THE SPECIAL MEETING

Date, Time and Place
--------------------

     The Special  Meeting  will be held at  __________________________________on
_______________,  June  ____,  2002  at  _______  o'clock  in  the  ___________,
______________ time.

Purpose of the Special Meeting
------------------------------

     At the Special Meeting, holders of MedGrup common stock will be asked to vote on a proposal to adopt the merger agreement and approve the merger of MGC Sub with and into MedGrup. Colorado law and MedGrup's bylaws do not permit any matters to be presented at the Special Meeting other than those described in this proxy statement and procedural matters relating to the meeting.

Record Date
-----------

     MedGrup's Board of Directors has fixed the close of business on ____________, 2002 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of common stock at the close of business on the record date are entitled to notice of the Special Meeting and to attend and vote at the Special Meeting. On the record date, there were 5,899,777 shares of MedGrup common stock outstanding. No other voting securities of MedGrup are outstanding.

     The presence, in person or by proxy, of shares representing a majority of the votes entitled to be cast at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. The vote by the Cronins of approximately 56.8% of the outstanding common stock will ensure that a quorum is present at the meeting.

Required Vote
-------------

     MedGrup's shareholders must approve the merger and merger agreement by the affirmative vote of a majority of the outstanding shares of common stock of MedGrup entitled to vote at the Special Meeting and by a majority of shares present and entitled to vote at the Special Meeting other than the shares owned by the controlling shareholders. In all proceedings in which action of the MedGrup shareholders is to be taken, each share of common stock entitles the holder of record thereof to one vote.

     Pursuant to the option agreement, the controlling shareholders have agreed to vote shares representing approximately 56.8% of all of the votes entitled to be cast on the matter in favor of the merger and merger agreement.

Proxies, Voting and Revocation
------------------------------

     Shares of common stock represented by properly executed proxies that are received by MedGrup's transfer agent, Corporate Stock Transfer, Inc., prior to or at the Special Meeting will, unless the proxies have been properly revoked, be voted in accordance with the instructions indicated on the proxies, or, if no instructions are indicated, will be voted for adoption of the merger agreement and approval of the merger. Holders of MedGrup common stock are requested to complete, sign, date and return promptly the enclosed proxy card in the postage paid envelope provided for this purpose in order to ensure that their shares are voted in accordance with the holder's intent. Brokers who hold MedGrup common stock in "street name" will not be permitted to vote those shares in the absence of instructions from the beneficial owner of such common stock. Broker non-votes or a failure to vote will have the same effect as a vote against the merger because approval of the merger requires the approval of a majority of the outstanding shares of MedGrup. However, broker non-votes or a failure to vote will have no effect on whether the merger is approved by a majority of the votes cast by shareholders at the Special Meeting other than the controlling shareholders.

     Execution and return of the accompanying proxy card will not in any way affect a shareholder's right to attend and to vote in person at the Special
Meeting. Any proxy may be revoked by the shareholder giving it, at any time prior to its being voted, by filing a notice of revocation or a duly executed proxy bearing a later date with the President of MedGrup at 1824 Woodmoor Drive, Suite 102, Monument, Colorado 80132. A notice of revocation need not be on any specific form. Any proxy may also be revoked by the shareholder's attendance at the Special Meeting and voting in person. Attendance at the Special Meeting will not by itself constitute revocation of a proxy.

     Abstentions may be specified with respect to the approval of the merger and merger agreement by properly marking the "abstain" box on the proxy card, and will be counted as present for the purpose of determining the existence of a quorum. Abstentions will have the effect of a vote against the merger and merger agreement, but will have no effect with respect to the calculation of whether a majority of votes present and entitled to vote other than the shares owned by the controlling shareholders have approved the merger.

     Shareholders who vote in favor of the merger will not be able to exercise dissenters' rights under Colorado law. For a more complete description of dissenters' rights, see "Special Factors - Dissenters' Rights" in this proxy statement.

Solicitation of Proxies
-----------------------

     Proxies are being solicited by and on behalf of MedGrup's Board of Directors. This proxy statement and a form of proxy will first be mailed to shareholders on or about________, 2002. MedGrup will pay the expenses related to printing this proxy statement as well as all mailing and Commission filing fees incurred in connection with this proxy statement. MedGrup does not intend to engage the services of an independent entity to assist in soliciting proxies on behalf of the Board of Directors. Rather, officers, directors and employees of MedGrup will solicit proxies from shareholders. In addition to soliciting proxies by mail, officers, directors and employees of MedGrup, without receiving additional compensation, may solicit proxies by telephone, telegraph, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of MedGrup common stock, and MedGrup will reimburse brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding proxy solicitation materials.

                                 SPECIAL FACTORS

Background of the Merger
------------------------

     William and Margaret Cronin and another individual originally founded MedGrup as a home-based business. After realizing the opportunities in this industry, the Cronins sought additional investment capital by merging MedGrup Development Services, Inc. with a public company through a "reverse merger." In that transaction, the Cronins acquired a majority of the outstanding stock in the public company in exchange for all of the stock previously owned in MedGrup Development Services. Immediately following that merger, the MedGrup Board authorized a private placement of its securities to obtain additional capital necessary to fund the Company's growth. Shortly thereafter, the Company's securities were admitted for quotation on the OTC Bulletin Board.

     With the $436,000 of proceeds obtained from the private placement, the Company was able to sustain investment in equipment and personnel necessary to promote growth. A majority of the proceeds of that private placement was allocated for investment in equipment, such as computers and fax machines necessary to connect the Company's clients to its home-based coders. Historically, the Company had funded equipment acquisition through internally generated funds and commercial borrowing. However, such resources were insufficient to fund necessary growth.

     Historically, the Cronins and another management employee managed substantially all of the Company functions. However, as the business grew, they were unable to continue that endeavor. The Board therefore recognized the need to retain additional personnel. Through a combination of proceeds from the private placement, as well as cash generated from operations, the Board also sought to hire and retain additional, qualified management to assist in the Company's growth. This led to the engagement of a president, chief financial officer, chief operating officer and mid-level management personnel.

     The individuals retained by the Company during 1999 assisted in operations and promoted growth. However, the Board became aware of inadequacies in certain Company functions and the concurrent drain on management time and energy needed to address them. For example, the continuing need to hire and train qualified coders required continuous management time. The Company also invested substantial time and effort during 2000 and 2001 to the development and implementation of computer hardware and software in an effort to streamline communication with its clients. All the while, management sought to retain existing clients, increase revenue and maintain profitability. Such efforts proved to be a strain on the Company's resources.

     By early 2000, the Board of Directors had spent almost two years seeking to improve the Company's infrastructure of personnel, procedures and equipment to maintain its growth. Since the results of those previous efforts were not fully satisfactory, the Board authorized Mr. Cronin to investigate other opportunities to build shareholder value through the sale of the Company or a merger with another company in the medical coding business. These efforts commenced during the second half of 2000. During that time, one of MedGrup's investors introduced William Cronin to affiliates of a major New York investment bank. This contact resulted in discussions to sell the Company to a Nasdaq listed medical services company. In an effort to obtain the critical mass necessary to support appropriate infrastructure for the Company, acquisition of another privately held company engaged in the medical coding business was also considered as part of this transaction.

     Management of MedGrup spent considerable time and effort during late 2000 and early 2001 investigating the proposed acquisition and sale transactions. MedGrup entered into a confidentiality agreement with and commenced its due diligence investigation on the private coding company. That company provided business-outsourcing services primarily to private physician offices. The concept underlying this transaction was to strategically align the Company's coding services for hospitals with this entity's outsourcing services to physician groups. These two entities, in turn, would be acquired by the publicly traded medical services company.

     MedGrup management and representatives of the public company conducted extensive due diligence on the private coding entity in an effort to determine its attractiveness as an acquisition candidate and to determine an appropriate price. However, following our investigation, we decided not to pursue a transaction with this private company because we thought it was too highly leveraged.

     The proposed price for MedGrup shares in the sale to the public company was $2 per share, payable in common stock of the public company. The proposed price was based on the perceived value of MedGrup in combination with the private coding company, the respective historical operations, future prospects and other financial criteria considered by the board of directors of the public entity. However, this transaction was not consummated because management of MedGrup and the public company could not reach agreement on the principal terms of the transaction, and the negotiations between MedGrup and the public company were terminated in September of 2001.

     Discussions with representatives of PHNS commenced in the summer of 2001. On June 21, 2001, Bill Cronin met with Rick Kneipper of PHNS in Dallas to discuss the health information management industry and to explore mutually beneficial opportunities. During this meeting, the parties agreed to examine the possibility of PHNS acquiring MedGrup. On July 26, 2001, PHNS and MedGrup executed a confidentiality agreement and PHNS senior management, including Rick Kneipper, chief administrative officer, Larry Schunder, chief operating officer and Rick Lewis, controller, visited MedGrup to further the discussions and to observe the operations of MedGrup. On July 30, 2001, Rick Lewis of PHNS visited MedGrup to commence financial due diligence.

     On August 7, 2001, PHNS made an initial non-binding offer to acquire MedGrup for $10 million in cash and PHNS stock, or $1.61 per share in cash to the MedGrup shareholders other than the controlling shareholders. After negotiations with MedGrup management, PHNS increased its offer to $12 million, again in a combination of stock and cash, resulting in a price of $1.93 per share in cash to MedGrup's public shareholders. Both offers made by PHNS contemplated the payment of cash to the public MedGrup shareholders, a combination of cash and PHNS stock to the controlling shareholders, a vesting schedule for the PHNS stock paid to the controlling shareholders, an earn-out payment to the controlling shareholders based on the financial performance of MedGrup after the merger and the continued employment of the MedGrup management. Since the ongoing discussions with the aforementioned public company were reaching a critical juncture, the Board of MedGrup decided to reject the PHNS offer and pursue the merger with the public company, which was deemed to be more advantageous to the Company at that time.

     In the fall of 2001, after discussions with the Nasdaq listed company had been terminated, Bill Cronin and Rick Kneipper reopened their discussions regarding the acquisition of MedGrup by PHNS. During November of 2001, Bill Cronin met with Charles Young, the chief executive officer of PHNS, and Larry Schunder to discuss the possible acquisition.

     As a result of these discussions, on November 12, 2001, PHNS submitted a revised non-binding offer to acquire all of the outstanding stock of MedGrup, together with outstanding options and warrants, for a total purchase price of $14 million. PHNS proposed to allocate the purchase price among the Cronins, on the one hand, and all other shareholders, optionholders and warrantholders, on the other, such that the Cronins would receive approximately $1.25 in cash and $.83 in PHNS common stock for each MedGrup share held by them, MedGrup's public shareholders would receive approximately $2.25 per share and optionholders and warrantholders would receive the difference between $2.25 and the exercise price for any in-the-money options and warrants. The PHNS proposal included provisions that (i) subjected the PHNS stock to be issued to the Cronins to certain vesting conditions based upon MedGrup's financial performance and the continued employment of Bill Cronin with PHNS and (ii) provided for future consideration payable in cash and shares of PHNS stock based upon MedGrup's financial performance and the continued employment of Bill Cronin with PHNS. PHNS' November 12, 2001 proposal formed the basis for continuing discussions between the parties, but was subject to a number of conditions, including satisfactory completion of due diligence investigations, approval of the respective Boards of Directors of PHNS and MedGrup and execution of definitive purchase documents.

     Also, on November 12, 2001, PHNS forwarded to MedGrup a document entitled "Alternative Structures for Accomplishing the Proposed Acquisition of MGC Sub." This document outlined possible transaction structures to effect the acquisition of MedGrup by PHNS on the terms contained in PHNS' November 12 proposal. Upon receipt of this document, representatives of the Company discussed the alternatives with its legal counsel.

     During late November and early December of 2001, representatives of PHNS and MedGrup separately analyzed the PHNS proposal and considered several structural alternatives to implement the transaction. On December 14, 2001, representatives of MedGrup and PHNS participated in a conference call to discuss the proposed acquisition in more detail. Representatives of each party and their counsel were present on this call. The purpose of this meeting was to discuss the proposed terms, structure, timing and responsibility for preparing necessary documentation. All of these issues were discussed on this call, although no decisions were made as to specific items.

     In December of 2001, and simultaneously with the discussions with PHNS, MedGrup received an offer from a private coding company located in the Midwestern United States. That entity originally offered to acquire MedGrup for a total purchase price of $6 million, which would have resulted in less than $1 per share to MedGrup shareholders, after taking into account outstanding options and warrants. Through negotiations between representatives of the Company and the private entity, the proposed price was increased to $15 million. Such price was proposed to be paid one-half in stock and one-half in cash, resulting in approximately $1.63 cash to MedGrup's shareholders, and MedGrup received a written offer to that effect. However, the MedGrup Board did not view this offer as acceptable, since the private company was not operating profitably at that time. Furthermore, management of the private company wanted to maintain control of the combined entities after the transaction, reducing any opportunity for the management of MedGrup to improve operations and make the equity portion of the purchase price more attractive. Accordingly, the offer was rejected. No further discussions have been held with that entity.

     Later in the winter of 2001, also contemporaneously with discussions with PHNS, the Company undertook discussions with another private company. MedGrup received an offer from that entity to purchase all of MedGrup's stock for a total price of $6 million, again, one-half in stock and one-half in cash or less than $.50 per share in cash to MedGrup's shareholders. However, the Board did not believe that the purchase price was fair to the shareholders or that this entity had the financial or management resources to complete the acquisition and operate the Company profitably in the future. On that basis, the offer was rejected.

     On December 20, 2001, representatives of the MedGrup Board met to discuss the proposed acquisition by PHNS for the first time. Specifically, the Board considered the appointment of a special committee to represent the interests of the shareholders other than the Cronins. The Board also considered the advisability of obtaining a fairness opinion with regard to the proposed terms of the transaction. As a result of this meeting, a special committee, consisting of Alan Baldwin and Elizabeth Murdaugh, the non-employee, non-officer members of the Board, was appointed to represent the interest of the MedGrup shareholders other than the Cronins. Furthermore, the Board authorized the special committee to retain a financial advisor to provide an opinion as to the fairness of the terms of the proposed acquisition to the Company's shareholders other than the controlling shareholders. The special committee was asked to report the results of its investigation back to the entire Board.

     At the request and direction of the special committee, counsel for MedGrup contacted several entities believed qualified to provide financial advice relating to the terms of the proposed acquisition. Legal counsel contacted representatives of a regional investment-banking firm, a local investment banking firm with operations primarily in Denver, and a local accounting firm that provided financial advice to its clients and reported the results of the investigation to the special committee. The special committee considered various factors in evaluating each firm, including its experience in analyzing similar transactions, availability, cost and reputation.

     In late December, PHNS' counsel circulated a draft "Lock-up Option and Voting Agreement" to the Cronins and MedGrup. In that agreement, PHNS proposed that the transaction be structured so that the Cronins would grant PHNS an option to purchase the Cronins' equity interests in MedGrup. Thereafter, PHNS and MedGrup would enter into a merger agreement in which PHNS would agree to make a tender offer for all shares of MedGrup common stock not owned by the Cronins at the proposed purchase price of $2.25 per share. Following the closing of the tender offer, PHNS would purchase the Cronins' shares of MedGrup common stock for the proposed cash and stock consideration and then PHNS and MedGrup would engage in a "clean-up" merger in which all remaining shares of MedGrup common stock would be converted into the right to receive cash equal to the consideration paid in the tender offer. Subsequent to this proposal, the parties analyzed the legal ramifications and decided that, due to potential uncertainties regarding tender offer rules, the proposed structure be abandoned in favor of a purchase of the Cronins' shares of MedGrup common stock executed simultaneously with a "one-step" merger between a subsidiary of PHNS and MedGrup, as described below.

     On January 7, 2002, the Cronins retained separate legal counsel to represent them in the transaction. This action was undertaken in an effort to reduce or eliminate any potential conflict that MedGrup counsel might have representing the interests of both the Company and the Cronins.

     On January 22, 2002, representatives of the Cronins, MedGrup and PHNS held another conference call to discuss the revised structure of the transaction as proposed by PHNS. These terms included the grant by the Cronins of an option to acquire their MedGrup stock, exercisable under certain conditions, together with a proposed merger between PHNS, its wholly owned subsidiary and MedGrup whereby the shareholders other than Cronins would be paid approximately $2.25 in cash. Topics discussed during this call included the legal structure of the proposed transactions, the vote of shareholders necessary to approve the proposed merger, indemnification provisions contained in the draft documents and details of the transaction. No specific decisions were made during that conversation.

     On January 30, 2002, counsel for PHNS circulated revised draft documents describing the proposed acquisition. As then structured, the transaction provided for a grant by the Cronins to PHNS of an option to purchase all of their MedGrup stock and a cash merger of MedGrup into a subsidiary of PHNS. Drafts of these documents were circulated among the parties and their respective legal counsel. During early February of 2002, discussions and negotiations between the parties continued relevant to various portions of the documents. Although certain terms of the proposed earnout payments from PHNS to the Cronins were revised, the purchase price for MedGrup as an enterprise remained constant at $14 million. Also during this time, efforts by the MedGrup committee to investigate and select a suitable financial advisor continued.

     Subsequent to the January 30, 2002 conference call, the Cronins terminated their representation by separate legal counsel.

     On February 1, 2002, the special committee selected Ehrhardt, Keefe, Steiner & Hottman, P.C. ("EKS&H") as its financial advisor to determine the fairness of the PHNS merger proposal. The committee selected EKS&H as its financial advisor upon the review of the credentials and experience of that firm, after soliciting requests for proposals from other firms and based on the experience, reputation and expertise of EKS&H. EKS&H is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes.

     On February 13, 2002, the PHNS Board of Directors held a special telephonic meeting to discuss, among other things, the proposed acquisition of MedGrup. After extensive discussion and without a vote on the proposed acquisition, the members of the board adjourned the meeting until February 15, 2002.

     On February 15, 2002, the special telephonic meeting of the PHNS Board of Directors was reconvened. The members of the board discussed further the specific terms of the proposed acquisition of MedGrup, and, subject to certain conditions and negotiation of the final deal terms with the controlling shareholders and the MedGrup Board, approved the proposed acquisition.

     On March 1, 2002, representatives of PHNS and MedGrup again met to discuss specific terms of the proposed acquisition. Topics discussed during this meeting included a maximum earn-out payment of $10 million, a proposed limitation on the indemnification obligation of the Cronins, a break-up fee should the proposed acquisition prove unsuccessful for certain reasons, an escrow for PHNS common stock proposed to be paid to the Cronins, treatment of MedGrup options and warrants then outstanding and a proposed adjustment in the purchase price based on the financial performance of MedGrup prior to the closing of the proposed acquisition. The proposed purchase price adjustment effectively put a collar on the purchase price based on the EBITDA of MedGrup on some specified date prior to the closing of the proposed merger. The matters discussed in this meeting included the conditions imposed by PHNS' Board of Directors when it gave conditional approval of the acquisition.

     On March 8, 2002, the audit committee of the PHNS Board of Directors met to discuss the accounting treatment of the proposed acquisition, accounting issues associated with the earn-out provisions of the option agreement and proposed revisions to the earn-out provisions. The audit committee made a recommendation to the PHNS Board of Directors that the proposed revisions to the earn-out
provisions   be  submitted  to  the  full  PHNS  Board  of  Directors   for  its
consideration.

     On March 12, 2002, the MedGrup Board again met to discuss the proposed acquisition. At that time, specific terms and conditions of the transaction, as outlined in drafts of the option agreement and merger agreement, were discussed. Bill Cronin also reviewed for the Board other offers received for the Company and how they compared to the PHNS offer. The Board discussed specific provisions of the draft documents, including a proposed termination fee in the event the merger was terminated for certain reasons. However, the Board was unable to vote definitively on the proposed merger, as material terms remained undecided. Accordingly, any decision on the proposed merger was deferred.

     On March 18, 2002, the PHNS Board of Directors held a special telephonic meeting to discuss the revisions of the option agreement proposed by the audit committee. After consideration and discussion, the PHNS Board of Directors approved the revised terms of the option agreement.

     Also on March 18, 2002, representatives of EKS&H held a conference call with Messrs. Cronin, Wantman and legal counsel to advise orally that, based on its review, the terms of the merger were fair, from a financial point of view, to the MedGrup shareholders other than the controlling shareholders. Mr. Cronin relayed this advice to members of the special committee of the MedGrup Board.

     On March 19, 2002, representatives of PHNS, the Cronins and MedGrup again met by teleconference to discuss remaining open items, including provisions regarding the earn-out payments to the Cronins. The covenants, conditions, representations and warranties contained in drafts of both the option agreement and merger agreement were also discussed. During this extended teleconference, remaining material terms of the option agreement and the merger agreement were finalized.

     On March 22, 2002, the MedGrup Board met for the final time to consider the proposed acquisition. At that time, material terms of the merger agreement that were previously undecided were reviewed. After due consideration, the Board approved the terms of the proposed merger and the merger agreement with PHNS and recommended that the shareholders adopt the merger agreement and approve the merger, with the controlling shareholders refraining from voting due to their interest in the transaction. On March 26, 2002, PHNS, MGC Sub and MedGrup executed the merger agreement. Simultaneously, PHNS and the Cronins executed the option agreement. See "THE MERGER AGREEMENT" for a more complete description of the terms and conditions of the merger agreement.

     On March 29, 2002, members of the special committee of the MedGrup Board held a telephone conference with representatives of EKS&H to confirm the analysis of the PHNS proposal and its conclusions regarding fairness of the proposed merger. The written opinion of the financial advisor was subsequently delivered to the Board.

Recommendation of MedGrup's Board of Directors; Fairness of the Merger; Reasons for the Merger
-------------------------------------------------------------------------------

     MedGrup's Board has approved the merger and recommends that you vote "FOR" the adoption of the merger agreement and approval of the merger. The MedGrup Board of Directors believes that the merger is fair to, and in the best interests of, MedGrup and its shareholders other than the controlling shareholders. The Board also believes that sufficient procedural safeguards are in place to help ensure the fairness of the merger and to permit the special committee to represent effectively the interests of the MedGrup shareholders other than the controlling shareholders.

     The Board of Directors of MedGrup has decided that MedGrup should undertake the merger at this time, because, as described in "- Background of the Merger," the terms of the merger represent, after at least two years of effort to remain an independent entity or find a buyer for the Company at a price which is deemed fair to the unaffiliated shareholders, the best known means to provide fair value to the shareholders. In reaching its determination that the terms of the merger agreement and the merger are fair to, and in the best interests of the shareholders, our Board consulted with its financial and legal advisors, drew on their knowledge of our business, operations, assets, financial condition, operating results, historical public share trading prices and prospects and considered the following factors, each of which, in the opinion of the Board, supported the approval and recommendation that our shareholders approve and adopt the merger agreement and the merger:

     o The belief that there were no reasonable alternative transactions. In particular, the Board noted that efforts to find a buyer for the Company for a price higher than PHNS has agreed to that would provide cash to the shareholders other than the controlling shareholders were unsuccessful.

     o The belief that efforts to remain an independent entity were unfavorable. In particular, the Board believed that the continuing need to invest in personnel, systems, and equipment were adversely affecting our resources. We also were striving to compete with entities with greater resources than our own.

     o Our results of operations for the year ended December 31, 2001. In particular, while our revenues continued to grow, our net income decreased from the prior fiscal year.

     o The illiquid market for our common stock. Due to quotation of our common stock on the OTC Bulletin Board, the market for our stock is quite limited. The average daily volume of trading is such that our shareholders might have difficulty selling their stock, should they desire to do so. Also, we do not currently qualify for a Nasdaq listing and there is no assurance that we would be successful in obtaining quotation of our common stock on Nasdaq in the future.

     o The premium represented by the merger consideration compared to the trading price of our stock prior to the execution of the merger agreement. The price proposed to be paid for the shares of the MedGrup shareholders other than the controlling shareholders represents a premium of approximately 55% to the closing sale price of the common stock on the day prior to announcement of the merger, and a ___% premium to the last sales price on the day before this proxy statement was printed.

     o The opinion of EKS&H to the Board to the effect that the merger consideration is fair, from a financial point of view, to our shareholders other than the controlling shareholders. In reaching its conclusion regarding the fairness of the merger consideration, the Board relied on the sum of all information provided by EKS&H, rather than any one particular analysis. EKS&H's opinion is described in greater detail below under "Special Factors-Opinion of EKS&H."

     o The terms of the merger agreement. The merger agreement allows the Board to consider other offers for the Company and to terminate the agreement if it believes that another offer is more beneficial to the MedGrup shareholders other than the controlling shareholders, so long as the MedGrup officers, directors or agents do not solicit another proposal and MedGrup pays the termination fee and expenses of PHNS. Also, there is no financing contingency in the merger agreement, so
          PHNS is obligated to complete the merger if the other conditions in the merger agreement are satisfied.

     o The fact that shareholders other than the controlling shareholders, should they desire, can exercise dissenters' rights under Colorado law and obtain payment for the fair value of their shares if they do not vote in favor of the merger.

     o The fact that the consideration to be received by the shareholders other than the controlling shareholders consists entirely of cash.

     o The controlling shareholders could sell their stock to PHNS without the approval of the Board or the remaining shareholders. If this were to happen, PHNS would be in a position to elect the entire MedGrup Board of Directors and exercise control over the affairs of the Company.

     In concluding that the merger is fair to, and in the best interests of, our shareholders, our Board of Directors also considered the following factors, each of which the Board considered to be a negative factor:

     o Historically, some of our common stock has traded at prices in excess of the merger consideration.

     o We received a limited number of offers to purchase our Company prior to accepting the offer of PHNS.

     o The consummation of the merger will deprive the shareholders other than the controlling shareholders of the opportunity to participate in the future growth of MedGrup.

     Notwithstanding these factors, the Board concluded that the factors in favor of the merger and the merger agreement outweighed the factors against. No member of the Board assigned a specific weight to any of the above-referenced factors.

     The Board also believes that sufficient procedural safeguards are present to ensure the fairness of the merger. The belief is based upon the following factors:

     o Approval of the merger and the merger agreement requires the affirmative vote of a majority of the outstanding shares of common stock of the Company and the affirmative vote of a majority of the shares present and entitled to vote at the Special Meeting other than the shares owned by the controlling shareholders.

     o The merger was unanimously approved by the directors on the Company's Board, excluding the controlling shareholders.

     o The special committee retained EKS&H, an independent financial advisor, to evaluate the fairness of the transaction to the unaffiliated shareholders. EKS&H rendered an opinion that the aggregate consideration to be received by unaffiliated shareholders was fair from a financial point of view. The MedGrup Board adopted the analysis and conclusions of EKS&H.

Opinion of EKS&H
----------------

     EKS&H has acted as financial advisor to the special committee of the Board of Directors in connection with the merger. MedGrup selected EKS&H after considering the qualifications of other financial advisors and based on EKS&H's experience, reputation, and familiarity with MedGrup's business. EKS&H is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements and valuations for individual and corporate purposes. Pursuant to a letter agreement dated February 1, 2002 between MedGrup and EKS&H, MedGrup agreed to pay EKS&H $50,000 for its services, substantially all of which has been paid.

     In connection with EKS&H's engagement, the committee requested that EKS&H evaluate the fairness, from a financial point of view, to the shareholders of MedGrup, other than the controlling shareholders, of the aggregate consideration to be received in the merger. On March 18, 2002, in a conference call with William Cronin and the Company's counsel, EKS&H rendered an oral preliminary opinion, subsequently confirmed to the special committee and by delivery of a written opinion dated May 9, 2002, to the effect that, as of March 26, 2002, and based on and subject to the matters described in its opinion, the aggregate consideration to be received by MedGrup shareholders in the merger was fair, from a financial point of view, to the shareholders of MedGrup, other than the controlling shareholders.

     The full text of EKS&H's opinion sets forth assumptions made, matters considered and qualifications and limitations on the review undertaken, among other things. The full text of that opinion is attached hereto as Exhibit B and is incorporated herein by reference. The opinion will also be available for inspection and copying during regular business hours by interested shareholders or their representatives designated in writing at the principal executive offices of the Company set forth elsewhere in this proxy. MedGrup shareholders are urged to read the opinion in its entirety.

     The opinion to the Board addressed only the fairness to the holders of MedGrup common stock, other than the controlling shareholders, from a financial point of view, of the consideration to be paid by PHNS for the MedGrup common stock pursuant to the merger agreement. The opinion was rendered to the Board for its consideration in determining whether to approve the merger agreement. The opinion does not constitute a recommendation to any MedGrup shareholder as to how such shareholder should vote on the proposal. The following summary of the opinion is qualified in its entirety by reference to the full text of the opinion. No limitations were imposed by the special committee on the scope of EKS&H's analysis or the procedures to be followed by EKS&H in rendering its opinion. The form and amount of consideration to be paid by PHNS to MedGrup shareholders in the merger was determined through negotiations between the parties. EKS&H was not requested to opine as to, and its opinion does not address, MedGrup's underlying business decision to proceed with or effect the merger.

     During the course of the engagement, EKS&H reviewed and analyzed material bearing on the financial and operating conditions of MedGrup and material prepared in connection with the proposed merger, including the following:

     o    the merger agreement;

     o certain publicly available information concerning MedGrup, including financial statements for each of the years ended 1999, 2000 and 2001;

     o certain internal reports, including draft financial projections for MedGrup for the years ended December 31, 2002 through 2004;

     o the nature and terms of recent comparable sale and merger transactions involving medical services related companies;

     o financial and common stock performance information of comparable medical services related companies; and

     o    financial  and  other   information  about  MedGrup  provided  by  the
          management of MedGrup.

     EKS&H also discussed with MedGrup management the business and prospects of MedGrup.

     EKS&H also reviewed certain financial information relating to PHNS in an effort to estimate a range of values for the PHNS stock to be received by the controlling shareholders if the option is exercised. This analysis was performed in order to compare the price proposed to be paid to the controlling shareholders by PHNS to the merger consideration proposed to be paid to the MedGrup shareholders other than the controlling shareholders. This material included the historical financial statements of PHNS, certain financial projections of PHNS prepared by the management of PHNS, publicly available information about entities comparable to PHNS and transactions involving entities comparable to PHNS in the opinion of EKS&H.

     In arriving at its opinion, EKS&H assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information, and further relied upon the assurances of management of MedGrup and PHNS that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to any financial projections reviewed by EKS&H, EKS&H assumed that such projections were reasonably prepared on a good faith basis reflecting currently available estimates and judgments of the management of MedGrup and PHNS.

     In arriving at its opinion, EKS&H did not conduct a physical inspection of all of the properties and facilities of MedGrup or PHNS and did not make or obtain any evaluations or appraisals of the assets or liabilities of either entity. EKS&H's opinion necessarily was based upon market, economic and other conditions as existed on, and could be evaluated as of, the date of EKS&H's opinion.

     The following is a summary of the analyses EKS&H performed in arriving at its opinion as to the fairness of the merger consideration, from a financial point of view, to shareholders of MedGrup other than the controlling shareholders. EKS&H performed a variety of financial and comparative analyses, as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, EKS&H did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, EKS&H believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, EKS&H made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of MedGrup. Any estimates contained in these analyses were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth herein. In addition, analyses relating to the value of businesses did not purport to be appraisals or to reflect the prices at which businesses may actually be sold.

     Under the terms of the merger, the holders of MedGrup common stock other than the controlling shareholders will receive $2.2465 per share in cash, subject to adjustment.

     1.   Comparable Public Companies Analysis
          ------------------------------------

     Using publicly available information, including estimates in published third-party research reports, EKS&H reviewed and compared actual financial, operating and stock market information pertaining to certain publicly-traded medical service related companies which it considered comparable to MedGrup. This analysis was used as a means of estimating the value of MedGrup as a going concern, which is commonly used as means of valuing an entity. The comparable public companies were selected by EKS&H because of their similarity to MedGrup based upon several factors, including their size, financial ratios and involvement in the medical services industry. EKS&H calculated trailing twelve month financial multiples for this group, including market value to earnings, revenue and cash flow and enterprise value to sales and EBITDA. The trailing twelve-month multiples were calculated based on the recently completed four fiscal quarters of the selected companies. For purposes of calculating the selected comparable companies' trailing twelve-month multiples, EKS&H used the average closing price per share of the companies' stock from March 1 to March 25, 2002. After reviewing both the size adjusted multiples and unadjusted multiples, EKS&H selected the average of the unadjusted multiples because this resulted in the highest estimated value for MedGrup.

     The following table sets forth certain information considered by EKS&H in arriving at the appropriate multiples to apply in estimating a value for
MedGrup:

                                                          Selected    Equity        Invested
                                            MedGrup       multiple    capital        Capital
                                           ----------------------------------------------------
Equity capital multiples of
     4 companies

  MV(1) / Earnings                         $  202,315       15.5      $  3,135,883  $ 3,175,480

  MV / Revenue                              5,834,817        1.2         7,109,725    7,149,322

  MV / Gross Cash Flow                        437,603       16.8         7,334,226    7,373,823


                                                          Selected     Enterprise                   Invested
                                            MedGrup       multiple       Value      Plus: Cash      Capital
                                           ---------------------------------------------------------------------
Invested capital multiples of
     4 companies

  EV(2) / Sales                            $5,834,817        1.3      $  7,818,655  $   266,727     $  8,085,382

  EV / EBITDA                                 550,684        9.4         5,170,923      266,727        5,437,650

--------------------------------------------
(1) MV = market value

(2) EV = enterprise value
--------------------------------------------

     The median of all the indications of the value from the foregoing analysis of MedGrup's invested capital was $7,150,000 on a marketable minority interest basis, and ranged from $3,200,000 to $8,100,000. EKS&H then applied a 33% control premium to these indications of value, resulting in a median invested capital value of $9,510,000 on a control marketable interest basis. Applying the average multiples derived from EKS&H's analysis of the comparable companies to MedGrup's trailing financial information, EKS&H calculated a range of implied equity value per share of MedGrup of $.72 - $1.82.

     The control premium applied by EKS&H in the foregoing analysis was based on a review of the premiums paid in prior transactions for entities considered by it to be comparable to MedGrup. EKS&H reviewed certain transaction information publicly available for entities in the industrial category of MedGrup during the time prior to the signing of the merger agreement considered relevant by it. Based on this review, EKS&H determined that the average premium to the trading share price per share for these entities was 33%. EKS&H also compared the premium to the trading price of MedGrup common stock during the period prior to announcement of the merger with PHNS. The 33% premium applied to the last sale price of $1.45 prior to announcement of the merger was $1.93. The premium applied to the low sale price of $1.28 for the common stock in the three months preceding the announcement yielded $1.70 while the premium to the high sale price of $1.78 during that time yielded $2.37, indicating a range of value for MedGrup of $1.70 to $2.37 per share. On this basis, EKS&H confirmed its analysis of the other estimates.

     2.   Comparable Transaction Analysis
          -------------------------------

     EKS&H used this analysis as a means of estimating the value of MedGrup by using the values derived from other transactions occurring in the marketplace and for which information was publicly available. It essentially uses other similar transactions as a means of estimating a value for the subject company.

     EKS&H reviewed certain publicly available information regarding the terms and financial characteristics of 18 selected business combination transactions involving outsourced medical services and other related companies that EKS&H believed to be relevant to the merger. These transactions were selected based on several factors, including their proximity in time to the merger, the comparability of the participants to the business of MedGrup and the financial characteristics of the transactions. For the selected transactions, EKS&H determined transaction values as multiples of assets, equity, trailing twelve months sales, earnings and EBITDA.

     The following table sets forth certain information considered by EKS&H in arriving at the range of equity values for MedGrup based upon the comparable transaction analysis:

                                 Subject's     Selected      Invested             Less:            Equity
                                  earnings     multiple      capital          Long-Term Debt      capital
                                -----------------------------------------------------------------------------
Invested capital multiples of

  Price / assets                $ 2,959,152        2.8       $ 8,286,174      $  39,597           $ 8,246,577

  Price / equity                  2,171,136        4.6        10,080,274         39,597            10,040,677

  Price / sales                   5,834,817        1.4         7,974,250         39,597             7,934,653

  Price / net income                200,562       25.4         5,103,357         39,597             5,063,760

  Price / EBITDA                    564,472       12.0         6,794,570         39,597             6,754,973

     Applying average multiples derived from EKS&H's analysis of the selected transactions to MedGrup's assets, equity, trailing twelve months sales, earnings and EBITDA value, EKS&H calculated a range of implied equity value per share of $.87 - $1.71.

     3.   Discounted Cash Flow Analysis
          -----------------------------

     Using a discounted cash flow methodology, EKS&H estimated the net present value of MedGrup based upon projections provided by MedGrup's management. This technique is commonly used to estimate a value for privately held entities, for which little or no market data are available. It seeks to estimate value by using the estimated future cash flow of the entity to predict the present value, based on an estimate of the discount rate and other necessary assumptions.

     In evaluating these projections, EKS&H applied various assumptions to growth rates, discounted rates and capitalization rates. After-tax cash flows for the three year period beginning on January 1, 2002 and ending December 31, 2004 were calculated as after-tax earnings plus interest expense, depreciation and amortization, less capital expenses and net changes in working capital. To calculate a terminal value for MedGrup in 2004, EKS&H considered capitalization rates obtained from a traditional constant growth model (the Gordon-Shapiro Growth model), guideline public company multiples, and M&A multiples. The resulting capitalization rates ranged from 4.8% to 13%. The terminal value was based on a 4.8% capitalization rate which results in a higher terminal value and a higher present value for MedGrup. The cash flows and the terminal value were then discounted to the present using a discount rate of 19%. The discount rate was based on a weighted average cost of capital analysis, that considered both the cost of debt and equity capital. The cost of equity capital was based on a risk-free rate of return (long-term government bonds), betas for the industry, a risk premium applicable to common stock obtained from Ibbotson Associates, and a company specific risk premium for MedGrup. From this analysis, EKS&H calculated an estimate of the implied equity value of MedGrup of $11,020,000 or $1.87 per share.


----------------------------------------------------------------------------------------------------------------------------------
                                                Actual                               Projected
----------------------------------------------------------------------------------------------------------------------------------

       Future Net Cash Flows:                   Dec-01                Dec-02         Dec-03             Dec-04

       Net sales                             $ 5,834,817            $9,900,170    $ 14,144,000       $ 17,604,000


       Cost of sales                           2,800,067             4,659,383       6,476,216          8,061,650


       Gross profit                            3,034,750             5,240,787       7,667,784          9,542,350


       Operating expenses                      2,478,822             2,867,855       4,003,849          5,022,759


       Depreciation expense                      235,288               384,000         450,000            600,000


       Total Operating Expense                 2,714,110             3,251,855       4,453,849          5,622,759


       Income from operations                    320,640             1,988,932       3,213,935          3,919,591


       Interest expense                           (5,697)              (17,325)           --                 --


       Interest income                            11,778                 --               --                 --


       Other income (expense), net                 6,081               (17,325)           --                 --


       Earnings before income taxes              326,721             1,971,607       3,213,935          3,919,591

       Income taxes @ 38%                       (124,154)             (749,211)     (1,221,295)        (1,489,445)
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                Actual                               Projected
----------------------------------------------------------------------------------------------------------------------------------

       Future Net Cash Flows:                   Dec-01                Dec-02         Dec-03             Dec-04

       Net income                                202,567             1,222,396       1,992,640          2,430,146

       EBITDA                                $   567,706            $2,372,932    $  3,663,935       $  4,519,591

       Net Income                                202,567             1,222,396       1,992,640          2,430,146

       Depreciation expense                      235,288               384,000         450,000            600,000

       Capital expenditures                     (734,715)           (1,340,424)     (1,448,413)        (1,414,007)

       Change in working capital                 (59,721)             (844,681)       (883,178)          (720,056)

       Interest expense (net of tax)               3,532                10,742            --                 --       Terminal Value

       Free Cash Flow to Invested Capital    $  (353,049)           $ (567,967)   $    111,049       $    896,083     $ 18,459,182


       Discounted Cash Flows                                        $ (548,416)   $   78,419         $    531,750     $ 10,953,971
----------------------------------------------------------------------------------------------------------------------------------


Cautionary Statements Concerning Projections
--------------------------------------------

     The foregoing projections were not prepared with a view to public disclosure or compliance with published guidelines of the Commission, the guidelines established by the American Institute of Certified Public Accountants for Prospective Financial Information or generally accepted accounting principles. The Company's independent auditors have not examined or compiled any of the foregoing projections or expressed any conclusion or provided any form of assurance with respect to the foregoing projections and, accordingly, assume no responsibility for the foregoing projections.

     The foregoing projections are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the foregoing projections were not prepared by the Company in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by management of the Company, which may not be realized and are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company's control. Accordingly, there can be no assurance that the assumptions made in preparing the foregoing projections will prove accurate, and actual results may be materially greater or less than those contained in the foregoing projections. In addition, the foregoing projections do not take into account any of the transactions contemplated by the option agreement or merger agreement. These events may cause actual results to materially differ from the foregoing projections.

     For these reasons, as well as the bases and assumptions on which the foregoing projections were compiled, the inclusion of such projections should not be regarded as an indication that the Company, PHNS, EKS&H or any of their respective affiliates or representatives considers such information to be an accurate prediction of future events, and the foregoing projections should not be relied on as such. Neither the Company, PHNS, EKS&H nor any of their respective affiliates or representatives assumes any responsibility for the reasonableness, completeness, accuracy or reliability of such projections. No party nor any of their respective affiliates or representatives has made or makes, any representation to any person regarding the information contained in the foregoing projections and none of them intends to update or otherwise revise the foregoing projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions are shown to be in error.

Purpose of the Merger
---------------------

     The purpose of the MedGrup Board in approving the merger is to provide shareholders with a fair price for their shares in cash and to terminate the status of MedGrup as a publicly traded company. The Board believes that this purpose is best served now for a number of reasons, described in detail under the section "- Fairness of the Merger."

Structure of the Merger
-----------------------

     The transaction has been structured as a cash-out merger in order to provide the shareholders of MedGrup other than the controlling shareholders with cash for all of their shares and to provide a prompt and orderly transfer of complete ownership of MedGrup with a minimized risk that the contemplated transactions will not be finalized, and to reduce transaction costs.

     If PHNS exercises its option to purchase the shares of our common stock held by our controlling shareholders and the merger is adopted and the transactions contemplated by the merger agreement are approved by MedGrup shareholders and all other conditions to the merger are satisfied or, where permissible, waived, the parties will consummate the merger as follows:

     A. The Merger.
     --------------
     MGC Sub will merge into MedGrup; and MedGrup will be, as the surviving entity, a wholly owned subsidiary of PHNS.

     B. Consideration to Shareholders.
     ---------------------------------
     Upon completion of the merger, unaffiliated shareholders of MedGrup common stock will be entitled to receive the merger consideration in cash for each share of MedGrup common stock they own.

Effects of the Merger
---------------------

     Immediately following the effective time of the merger, and simultaneously with PHNS' purchase of the controlling shareholders' shares of MedGrup common stock pursuant to the option agreement:

     o    MedGrup will become a wholly owned subsidiary of PHNS;

     o all shares of MedGrup common stock not owned by PHNS or purchased by PHNS from the controlling shareholders and not owned by dissenting shareholders will be converted into the right to receive cash in an amount equal to the merger consideration;

     o MedGrup common stock will no longer be quoted on the OTC Bulletin Board, will not be publicly traded, and will cease to be registered under the Exchange Act;

     o    our current shareholders will cease to hold MedGrup common stock ; and

     o    MedGrup will no longer prepare or file reports with the Commission.

Interests of MedGrup Directors and Officers in the Merger
---------------------------------------------------------

     In considering the merger, you should be aware that certain of our directors and executive officers may have interests in the merger that are different from or in addition to their interests as shareholders. These interests are described below. The special committee of MedGrup Board of Directors was aware of these interests and considered them along with the other matters described under "SPECIAL FACTORS - Recommendation of MedGrup's Board of Directors" on page __ before approving and adopting the merger agreement.

     Stock Options. Under our 1999 Stock Incentive Plan, and the stock option agreements issued under the plan, at the effective time of the merger, all outstanding, unvested stock options will automatically vest. Each holder of a stock option will be entitled to receive, for each option, the positive difference, if any, between the cash merger consideration and the exercise price of his or her option.

     Certain of our directors and executive officers currently own stock options and will be entitled to receive cash payments for their stock options in connection with the merger. The following table sets forth the number of vested stock options, the number of stock options that will vest at the effective time of the merger, and the estimated cash payment that will be due to each person if the merger is completed:


Name                            Vested  Options as of June   Unvested Options that will   Estimated cash payment (1)
                                __, 2002                     vest in connection with
                                                             the merger
----------------------          --------------------------   --------------------------   --------------------------

Gary B. Mendenhall                   310,000                       190,000                      $   623,250

James S. Wantman                     125,000                        75,000                          172,400

Kemmel Dunham                         41,667                        58,333                           57,288

Steven Holmes                         10,000                       100,000                            9,365

Alan W. Baldwin                        5,000                             0                            4,183

Elizabeth W. Murdaugh                  5,000                             0                            4,183

-------------------------
(1)  Based on merger consideration of $2.2465 in cash.
-------------------------

     Neither of our controlling shareholders own any stock options.

     Employment Contracts; Severance Obligations. Completion of the merger will constitute a "change of control" under our existing employment agreements with certain of our executive officers. Following a change of control, those executive officers would have the right to terminate their employment agreements and receive certain severance payments. Although PHNS and MedGrup have agreed that elimination of the severance obligations is a condition to the closing of the merger, if that requirement is waived or the employment agreements are otherwise not amended, upon the effective time of the merger, the following persons would have the right to terminate their employment agreements and receive severance payments as follows:

Name                                                         Severance Payment
----                                                         -----------------
William D. Cronin                                            $ 168,000
Margaret M. Cronin                                              78,000
Gary B. Mendenhall                                             100,800
James S. Wantman                                               101,160

Additionally, each of those officers would be entitled to continuation of benefits for twelve months following termination of their employment.

     Continued Employment of our Executive Officers. We anticipate that most of our executive officers will continue to serve in their current capacities after the merger.

     Indemnification and Insurance. The surviving corporation is required to indemnify our officers and directors following the effective date of the merger for all costs incurred in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the completion of the merger. Additionally, the surviving corporation has agreed to maintain directors and officers liability insurance policies in favor of our current officers and directors, on substantially the same terms as currently exist, for a period of three years following the merger.

     Following the merger, the articles and bylaws of the surviving corporation will contain the provisions regarding liability of directors and indemnification of directors and officers that are no less favorable than those set forth, as of March 26, 2002, in our articles and bylaws. For a period of four years from the completion of the merger, those provisions will not be amended, replaced or otherwise modified in a manner that would adversely affect the rights of individuals who at or prior to the completion of the merger were directors, officers, employees, fiduciaries or agents of MedGrup.

Relationship Between the Controlling Shareholders and PHNS
----------------------------------------------------------

     Pursuant to the option agreement among the controlling shareholders and PHNS, the controlling shareholders have agreed to sell all of their shares of MedGrup common stock to PHNS by granting PHNS an option to acquire such shares, have agreed to vote all of their shares of MedGrup common stock in favor of the adoption of the merger agreement and approval of the merger, and have agreed to take all actions necessary to support the merger consistent with their fiduciary duties. The following is a summary of the significant provisions of the option agreement.

     Agreement to Vote Shares. The controlling shareholders have agreed to vote shares of MedGrup common stock, representing approximately 56.8% of the total outstanding shares of MedGrup common stock,

     (i) in favor of the adoption of the merger agreement and approval of the merger,

     (ii) against any action or agreement that would generally interfere with the merger and

     (iii) against any other acquisition proposals or offers relating to, among other things, any merger of MedGrup or sale of all or substantially all of the assets of MedGrup.

     Grant of Option. The controlling shareholders have granted to PHNS an irrevocable option to purchase approximately 56.8% of the outstanding shares of MedGrup common stock. PHNS may exercise the option during a ten-day period commencing on the date of receipt of the results of the shareholder vote on the merger agreement or the termination of the merger agreement. The option expires on July 31, 2002. PHNS is required, however, to exercise the option if:

     (i) the shareholders adopt the merger agreement and approve the merger;

     (ii) the merger agreement has not been terminated;

     (iii) certain conditions to PHNS' obligations contained in the option agreement are satisfied; and

     (iv) the remaining conditions to the merger contained in the merger agreement are satisfied.

     Termination. In general, the option agreement may be terminated

     (i) by the mutual consent of PHNS and the controlling shareholders;

     (ii) by either PHNS or the controlling shareholders if the merger has not been completed by July 31, 2002; or

     (iii) by PHNS or the controlling shareholders in the event certain provisions of the option agreement are breached by the other party.

     Exercise Price. PHNS may exercise its option and acquire the controlling shareholders' shares for consideration of $1.2537 per share in cash and .1028 shares of PHNS' Class B Common Stock (valued at $0.8358 per share), plus any earn-out payments as described below.

     Vesting of PHNS Shares. The shares of PHNS Class B Common Stock issuable to the controlling shareholders upon exercise of the option are subject to certain vesting conditions based on MedGrup's future performance. Upon exercise of the option by PHNS and the purchase of shares of MedGrup common stock from the controlling shareholders, 34% of the shares of PHNS Class B Common Stock issued to the controlling shareholders will be immediately vested. If MedGrup's business achieves certain revenue growth and profitability targets in each of the three years following completion of the merger, the remaining shares of PHNS Class B Common Stock will vest in equal amounts over that three-year period.

     Earn-Out Payments. Over the four years following the effective time of the merger, the controlling shareholders may be entitled to additional consideration for their shares of MedGrup common stock if MedGrup achieves certain revenue growth and earnings targets. Any such earn-out payments will be paid annually, 40% in cash and 60% in shares of PHNS Class B Common Stock. Earn-out payments will be paid following any year during the four year period if coding revenues from MedGrup's business exceed a certain base coding revenue target and the EBITDA margin derived from MedGrup's coding revenue equals or exceeds 22.5% of coding revenues during such year. Targeted base coding revenues generally range from $7,000,000 in the first year after completion of the merger to approximately $14,500,000 in the fourth year after completion of the merger.

     The earn-out payments, if made, will equal the difference between MedGrup's coding business revenue and the base coding business revenue target for any year, multiplied by the actual EBITDA margin on coding business revenues during such year. Aggregate earn-out payments cannot exceed $10,000,000 over the four-year period following completion of the merger. No earn-out payments will be made after such four-year period.

     The controlling shareholders intend to distribute half of any earn-out consideration to certain key managers and employees of MedGrup following the merger.

     Repurchase Right. All shares of PHNS Class B Common Stock subject to vesting or issued as earn-out payments are subject to the right of PHNS to repurchase such shares if, during the five year period following the merger, the recipient of such shares terminates his or her employment with PHNS without good reason or if the recipient is terminated by PHNS for cause. The percentage of the shares of PHNS Class B Common Stock subject to this repurchase right varies over the four years following the effectiveness of the merger as follows:

     (i) during year one - 90%;

     (ii) during year two - 72%;

     (iii) during year three - 54%;

     (iv) during year five - 36%; and

     (v) thereafter - 0%.

     Indemnification. PHNS and the controlling shareholders have agreed to indemnify each other for any losses arising out of or in connection with the material breach by either party of any representation, warranty, covenant or agreement contained in the option agreement including, in the case of the controlling shareholders, the representations and warranties of MedGrup in the merger agreement. Each of the parties to the option agreement will only be entitled to indemnification thereunder with respect to claims which aggregate $50,000 or more (in which event a party will be entitled to claim the full amount of such liability and not simply the excess), and in no event will PHNS or the controlling shareholders, individually or in the aggregate, be entitled to indemnification for claims in excess of $1,000,000.

Regulatory Approvals
--------------------

     The merger agreement provides that PHNS and MedGrup will use their commercially reasonable efforts to cause the merger to be consummated, including the obtaining of all necessary consents, waivers, permits, authorizations, orders and consents of third parties, whether private or governmental, in connection with the merger.

     Except for the filing of articles of merger with the Secretary of State of Colorado, after MedGrup's shareholder approval of the merger and merger agreement and compliance with federal and state securities laws, neither PHNS nor MedGrup is aware of any material U.S. federal, state or foreign governmental regulatory requirement that must be complied with, or approval that must be obtained, in connection with the merger.

Dissenters' Rights
------------------

     If you decide to vote against the merger and merger agreement, i.e., vote "no," abstain or do not vote at all, you will be entitled to seek statutory dissenters' rights under Colorado Law.

     Right to Dissent. MedGrup shareholders are entitled to dissent from the merger and obtain payment of the fair value of their shares if and when the merger is effected. Under the Colorado Business Corporation Act ("CBCA") Article 113, a shareholder entitled to dissent and obtain payment for the shares may not challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     Under CBCA Section 7-113-103, a record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights.

     CBCA Section 7-113-103(2) provides that a beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     MedGrup will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to MedGrup that the beneficial shareholder and the record shareholder or shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights.

     Procedure for Exercise of Dissenters' Rights. The notice accompanying this Proxy Statement states that shareholders of MedGrup are entitled to assert dissenter's rights under CBCA Article 113. A MedGrup shareholder who wishes to assert dissenters' rights must: (a) cause MedGrup to receive before the vote is taken on the merger at the Special Meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the merger is effected; and (b) not vote the shares in favor of the merger. A MEDGRUP SHAREHOLDER WHO DOES NOT SATISFY THE FOREGOING REQUIREMENTS WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR HIS OR HER SHARES UNDER CBCA ARTICLE 113.

     If the merger is approved at the Special Meeting, MedGrup will send written notice to dissenters who are entitled to demand payment for their shares. The notice required by MedGrup will be given no later than 10 days after the effective time of the merger and: (a) state that the merger was authorized and state the effective time or proposed effective date of the merger; (b) set forth an address at which MedGrup will receive payment demands and the address of a place where certificates must be deposited; (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (d) supply a form demanding payment, which form will request a dissenter to state an address to which payment is to be made; (e) set the date by which MedGrup must receive the payment demand and certificates for shares, which date will not be less than 30 days after the date the notice is given; (f) state that if a record MedGrup shareholder dissents with respect to the shares held by any one or more beneficial shareholders each such beneficial shareholder must certify to MedGrup that the beneficial shareholder and the record shareholder or the record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation of the ability to exercise dissenters' rights; and (g) be accompanied by a copy of CBCA Article 113.

     A shareholder who is given a dissenters' notice and who wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice,
(a) cause MedGrup to receive a payment demand (which may be a demand form supplied by MedGrup and duly completed or other acceptable writing) and (b) deposit the shareholder's stock certificates. A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares until the effective time, and has only the right to receive payment for the shares after the effective time. A demand for payment and deposit of certificates is irrevocable except that if the effective time does not occur within 60 days after the date set by MedGrup by which it must receive the payment demand, MedGrup will return the deposited certificates and release the transfer restrictions imposed. If the effective time occurs more than 60 days after the date set by MedGrup by which it must receive the payment demand, then MedGrup shall send a new dissenters' notice. A MEDGRUP SHAREHOLDER WHO DOES NOT DEMAND PAYMENT AND DEPOSIT SUCH SHAREHOLDER'S MEDGRUP SHARE CERTIFICATES AS REQUIRED BY THE DATE OR DATES SET FORTH IN THE DISSENTERS' NOTICE WILL NOT BE ENTITLED TO DEMAND PAYMENT FOR SUCH SHAREHOLDER'S MEDGRUP SHARES UNDER CBCA ARTICLE 113, IN WHICH CASE, SUCH SHAREHOLDERS WILL RECEIVE CASH AS PROVIDED BY THE MERGER AGREEMENT.

     At the effective time or upon receipt of a payment demand, whichever is later, MedGrup will pay each dissenter who complied with the notice requirements referenced in the preceding paragraph, the MedGrup estimate of the fair value of the dissenter's shares plus accrued interest. Payment shall be accompanied by an audited balance sheet as of the end of the most recent fiscal year of MedGrup or, if that is not available, MedGrup's balance sheet as of the end of the fiscal year not ending more than sixteen months before the date of payment, and an audited income statement for that year, and an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements, if any, for the interim period, which interim financial statements will be unaudited. Payment will also be accompanied by a statement of the estimate of MedGrup of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment and a copy of CBCA
Article 113. Under the terms of the merger agreement, MedGrup is required to give notice to PHNS of the receipt of any demands for payment and an opportunity to participate in all negotiations and proceedings with respect to any such demands.

     If a dissenter disagrees with the MedGrup payment or offer, such dissenter may give notice to MedGrup in writing of the dissenter's estimate of fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior thereto, or reject the offer of MedGrup and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) MedGrup fails to make payment within 60 days after the date set by MedGrup by which it must receive the payment demand or (c) MedGrup does not return deposited certificates in the event the effective time is 60 days after the date set by MedGrup by which the payment demand must be received by the shareholder asserting dissenters' rights. A DISSENTER WAIVES THE RIGHT TO DEMAND PAYMENT UNDER THIS PARAGRAPH UNLESS SUCH DISSENTER CAUSES MEDGRUP TO RECEIVE THE NOTICE REFERENCED IN THIS PARAGRAPH WITHIN 30 DAYS AFTER MEDGRUP MAKES OR OFFERS PAYMENT FOR THE SHARES OF THE DISSENTER, IN WHICH EVENT, SUCH DISSENTER WILL RECEIVE CASH AS PROVIDED BY THE MERGER AGREEMENT.

     Judicial Appraisal of Shares. If a demand for payment made by a dissenter as set forth above is unresolved, MedGrup may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest. If MedGrup does not commence the proceeding within the 60 day period, it must pay to each dissenter whose demand remains unresolved the amount demanded. MedGrup must commence the proceeding described above in the District Court of the County of El Paso, Colorado. MedGrup must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Jurisdiction in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the powers described in the court order appointing them. The parties to the proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, to exceed the amount paid by MedGrup, or for the fair value, plus interest, of a dissenter's shares for which MedGrup elected to withhold payment.

     The court in an appraisal proceeding will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against MedGrup, except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) against MedGrup and in favor of any dissenters if the court finds that MedGrup did not substantially comply with the procedures for exercise of dissenters' rights set forth in CBCA Article 113; or (b) against either MedGrup or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by CBCA Article 113. If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against MedGrup, the court may award to such counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                              THE MERGER AGREEMENT

     The following description of the material terms of the merger agreement is a summary and it does not contain all of the information that may be important to you. You should carefully read the entire merger agreement before you decide how to vote. The following summary is qualified in its entirety by reference to the text of the merger agreement, which is attached as Exhibit A to this proxy statement and is incorporated by reference into this proxy statement.

General Description of the Merger
---------------------------------

     The merger agreement provides that, upon the satisfaction or waiver of the conditions to the merger, MGC Sub will be merged into MedGrup, and MedGrup will be the surviving corporation. The merger will become effective upon the filing of articles of merger with the Secretary of State of Colorado, or at such other time as is permissible under Colorado law and is agreed to by the parties of the merger. At that time, PHNS and MGC Sub will become obligated to pay the merger consideration, the assets and liabilities of both MGC Sub and MedGrup will vest in the surviving corporation, and the articles of incorporation and bylaws of MGC Sub shall become the articles and bylaws of the surviving corporation.
Additionally, William Cronin, Rick Kneipper and James Wantman shall become directors of MedGrup. We anticipate that most of our officers will continue as officers following the merger.

     At the effective time, all outstanding shares, other than shares held by PHNS and its affiliates, of common stock will be converted into the right to receive the merger consideration in cash. Following the merger, MedGrup will become a wholly owned subsidiary of PHNS.

Exercise of PHNS Option
-----------------------

     At the effective time of the merger, PHNS will exercise its option under the option agreement, and, subject to the satisfaction or waiver of the conditions in the option agreement, purchase the controlling shareholders shares of MedGrup common stock.

Conversion of Securities
------------------------

     At the effective time of the merger,

     o Each outstanding share of MedGrup common stock other than the shares of MedGrup common stock owned by PHNS or MGC Sub, or shares held in our treasury, will be converted into the right to receive merger consideration of $2.2465 in cash, subject to any pre-closing adjustments described below;

     o    Each  outstanding  share of common  stock of MGC Sub will be converted
          into  one  share  of  common   stock  of  MedGrup  as  the   surviving
          corporation; and

     o Each share of MedGrup common stock owned by PHNS, including the shares purchased from the controlling shareholders pursuant to the option agreement, will automatically be cancelled.

Adjustment of Conversion Price
------------------------------

     The merger consideration will be adjusted downward prior to the effective time of the merger if our "annualized EBITDA" is less than $1,750,000. This adjustment will be calculated based on the following formula:

          MC1=MC0X((8X (annualized MedGrup EBITDA/14,000,000)), where

          MC0=$2.2465, and MC1 equals the merger consideration per share.

     "Annualized MedGrup EBITDA" is defined in the merger agreement as twelve times MedGrup's income before interest, taxes, depreciation and amortization for the calendar month immediately preceding the calendar month in which the closing is scheduled to occur; or if the closing is scheduled to occur before the 15th day of such calendar month, the calendar month prior to the calendar month immediately preceding the calendar month in which the closing is scheduled to occur (the "reference month"), with each item of EBITDA calculated in accordance with generally accepted accounting principles in the United States consistently applied. The minimum EBITDA for purposes of this calculation will be $1,625,000 and the maximum EBITDA will be $1,750,000 and no additional adjustment will be made for amounts in excess of or less than the respective amounts.

     The merger consideration is also subject to adjustment if less than 1,000,000 of our options and warrants are outstanding at the effective time of the merger. If an adjustment is required to be made, the per share merger consideration will be increased by the amount, if any, by which the merger consideration per share exceeds the exercise price of any options or warrants of MedGrup that are cancelled prior to the effective time in accordance with the following formula:

     Adjustment to merger consideration = merger consideration + (additional merger consideration/adjusted common stock equivalents outstanding),

     where the "additional merger  consideration"  equals the difference between
(A) the product of the merger considerations times the number of MedGrup options that are terminated, cancelled or forfeited after March 26, 2002 but prior to the effective time ("cancelled options") and (B) the total exercise price of the cancelled options; and "adjusted common stock equivalents outstanding" means, as of the effective time, the sum of (A) the number of outstanding shares of MedGrup common stock plus (B) the number of in-the-money MedGrup options (other than the cancelled options) and warrants.

     The merger agreement provides certain procedures to determine adjustments to the merger consideration. Because the merger consideration is subject to adjustment, you may receive more or less than $2.2465 in cash per share for your shares of MedGrup common stock. It is possible that the amount of adjustment to the merger consideration, if any, will not be known until after you vote on the merger. As of the date of this proxy statement, we believe that if the merger is completed, the minimum amount you will receive as consideration for your shares is $2.0860 per share in cash.

Dissenting Shares
-----------------

     Under Colorado law, shareholders who provide appropriate notice and do not vote in favor of the merger have the right to receive payment in cash of the fair value for their shares. See "Special Factors -- Dissenters Rights" at page __. At the effective time of the merger, shareholders who have perfected their dissenters' rights shall not receive the merger consideration, but instead shall be entitled only to receive the fair value payment prescribed under Colorado law.

Payment of Merger Consideration; Exchange of Share Certificates
---------------------------------------------------------------

     Prior to the effective time, PHNS will appoint a bank or trust company to act as exchange agent and will deposit funds sufficient to pay all of the merger consideration. Shortly after the effective time, the exchange agent will send you a letter of transmittal with instructions on how to exchange your share certificates and receive the merger consideration. If you own your stock in street name through a brokerage firm, that firm should contact you with instructions about how to receive the merger consideration. If the merger consideration (or any portion thereof) is to be paid to any person other than you, then the stock certificate(s) must be properly endorsed or otherwise be in proper form for transfer. The person surrendering such MedGrup stock certificate(s) will pay to the paying agent any transfer or other similar taxes required. Alternatively, you may establish to the satisfaction of the surviving corporation that such tax has been paid or is not applicable. If you complete the letter of transmittal and send in your shares, the exchange agent will pay the merger consideration to you in cash, without interest and subject to applicable withholding taxes, if any.

     The payment fund will terminate 120 days after effective date of the merger and funds remaining unpaid will be returned to PHNS or the surviving corporation, and thereafter you will have to look to PHNS or the surviving corporation for payment. If you have lost your certificate or your certificate has been stolen or destroyed, you will still be entitled to payment of the merger consideration if you post an indemnity bond and follow other procedures required by the surviving corporation. From and after the effective time, certificates for shares of MedGrup common stock will no longer represent interests in MedGrup but will represent only rights to receive payment of the merger consideration.

     At the effective time of the merger, the stock transfer books of MedGrup will be closed and there will be no further registration of transfers of any shares of MedGrup common stock.

     The paying agent and the surviving corporation will be entitled to deduct and withhold tax amounts from the merger consideration otherwise payable to you as required under the Code, or any applicable provision of state, local or foreign tax law. Any withheld tax amounts that are actually paid to the appropriate taxing authorities will be treated as having been paid to you.

Treatment of Stock Options and Warrants
---------------------------------------

     At the effective time of the merger and pursuant to MedGrup's stock option plans and warrant agreements, each option or warrant to purchase shares of MedGrup common stock, whether or not exercisable, will be deemed converted into, and the holders of each such option or warrant will be entitled to receive upon surrender of the option or warrant for cancellation, an amount of cash equal to the product of (i) the positive difference, if any, between the merger consideration and the exercise price of such option or warrant; and (ii) the number of shares of common stock covered by such option or warrant. Any payments related to the cancellation of options would be subject to all applicable federal, state and local tax withholding requirements.

Representations and Warranties of MedGrup and PHNS
--------------------------------------------------

     The merger agreement contains various representations and warranties of MedGrup relating to:

     o the organization and good standing of MedGrup and the absence of any subsidiaries;

     o    the charter and bylaws of MedGrup;

     o    the capitalization of MedGrup;

     o    the  corporate   authorization   and   enforceability  of  the  merger
          agreement;

     o the filing of Commission reports and the preparation of financial statements;

     o the absence of certain material adverse changes or events and liabilities;

     o    litigation;

     o    leasehold and other real property interests;

     o    appropriate  governmental  approvals,  authorizations,   certificates,
          licenses, permits and rights;

     o    employee benefit plans and labor matters;

     o    taxes;

     o    trademarks, patents, copyrights and other intellectual property;

     o    software;

     o    absence of infringement;

     o    material contracts and debt instruments;

     o    environmental matters;

     o    brokers; and

     o    required shareholder vote to approve the merger and merger agreement.

     The merger agreement contains various representations and warranties of PHNS and MGC Sub relating to:

     o    proper organization and good standing of PHNS;

     o    authority, consents and approvals;

     o    purpose of MGC Sub;

     o    financing of the merger;

     o    absence of litigation; and

     o    brokers.

     Because the representations and warranties of the parties do not survive the closing of the merger, none of the parties to the merger agreement will have any remedies against the other for breaches of such representations and warranties. Rather, the representations and warranties in the merger agreement serve to provide the parties information about each other and allow either party to terminate the merger agreement if, prior to the closing, there is a breach of a representation or warranty by the other party. Additionally, while the representations and warranties in the merger agreement do not survive with respect to MedGrup, our controlling shareholders have agreed to indemnify PHNS for breaches of MedGrup's representations and warranties in the merger agreement for a period of nine months following the closing, subject to a maximum indemnity obligation of $1 million.

Conduct of the Business of MedGrup before the Merger
----------------------------------------------------

     Pursuant to the merger agreement, MedGrup has agreed that, among other things, from March 26, 2002 and prior to the effective time of the merger, unless PHNS otherwise consents in writing, it will:

     o conduct its business in the ordinary course of business and consistent with past practice;

     o    use reasonable efforts to preserve its business organization;

     o use its reasonable best efforts to keep available the services of the present officers, significant employees and consultants of MedGrup and to preserve the current relationship with customers, suppliers and others having significant business relations with them, in order to preserve substantially intact its business organization;

     o not declare, set aside, make or pay any dividend or distribution payable in cash, stock, property or otherwise, with regard to its capital stock;

     o not issue, sell, dispose of, or otherwise encumber any shares of capital stock, any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest, of MedGrup or any of its subsidiaries, except for the issuance of any shares of capital stock issuable pursuant to the exercise of any MedGrup stock options and any MedGrup warrants outstanding as of March 26, 2002;

     o    not amend organizational documents;

     o not make any investment in or capital contribution to, any person other than in the ordinary course of business;

     o not sell or dispose of any of its property or assets, except in the ordinary course of business;

     o not incur any indebtedness or guarantee any indebtedness except for short-term borrowings in respect of trade creditors or vendors in the ordinary course of business or under existing credit facilities disclosed by the Company, or make any loans or advances to any other person;

     o not increase the compensation or benefits of officers or employees, except for increases in accordance with existing agreements or by law or regularly scheduled increases in salaries of employees who are not officers of MedGrup;

     o not enter into or amend any employment, consulting, severance or similar agreement, except with respect to new hires in the ordinary course of business consistent with past practice;

     o not adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization or any agreement relating to an acquisition proposal, otherwise as permitted in the merger agreement;

     o not make any material tax election or settle any material tax liability in excess of $10,000;

     o    not form any subsidiary;

     o not take any action with respect to modifying accounting policies or procedures, other than actions required by accounting principles generally accepted in the United States and as advised by MedGrup's regular certified independent public accountants;

     o not authorize or enter into any formal or informal agreement or commit to do any of the foregoing; or

     o not take any action that will likely result in the representations and warranties becoming false.

Notice Requirements
-------------------

     Pursuant to the merger agreement, each of MedGrup and PHNS will give prompt notice to the other of:

     o the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which would be reasonably likely to cause:

          a. any representation or warranty of either party to be untrue or inaccurate in any material respect; or

          b. any material covenant, condition or agreement of either party not complied with or satisfied; and

     o any material failure of either party to comply with or satisfy any covenant, condition or agreement.

Certain Covenants and Agreements
--------------------------------

     The merger agreement contains certain covenants relating to:

     o    filing of this proxy statement;

     o MedGrup's obligation to call a shareholders' meeting to vote on the approval of the merger and merger agreement;

     o    access to information and confidentiality of information;

     o    further actions, consents and filings;

     o directors' and officers' indemnification and insurance obligations on the part of PHNS, which are described under "Special Factors -- Interest of Certain Persons in the Merger -- Indemnification" on page ___;

     o    public announcements; and

     o PHNS' agreement to hire all MedGrup employees who are employees of MedGrup at the effective time of the merger and provide such employees with appropriate credit under PHNS' benefit plans for service with MedGrup prior to the effective time.

No Solicitation of Acquisition Transactions
-------------------------------------------

     The merger agreement prohibits us from making, soliciting or encouraging any inquiries, proposals or offers with respect to:

     o a merger, consolidation, business combination, tender or exchange offer or other similar transaction involving us;

     o    the purchase or sale of all or any significant  portion of our assets;
          or

     o    the purchase or sale of any of our equity securities.

     We may also not have any discussion with or provide any confidential information relating to us to any person relating to a competing transaction or engage in or facilitate any negotiations concerning a competing transaction unless:

     o We conclude in good faith, after consultation with independent legal counsel, that such competing transaction would, if consummated, be more favorable to our shareholders than the merger and that such action is necessary for the MedGrup Board to act consistently with its fiduciary duty;

     o prior to providing any of our confidential information in response to such a proposal, we receive a confidentiality agreement with such person; and

     o prior to providing any of our confidential information or entering into any discussions with such person, we give notice to PHNS of the identity of the person making, and the terms of, the proposal.

Conditions to the Merger
------------------------

     Conditions  to  Each  Party's   Obligation  to  Complete  the  Merger.  The
respective obligation of MedGrup and PHNS to effect the merger is subject to the satisfaction of the following conditions, unless waived by the parties:

     o    Shareholders Approval.
          ----------------------
          The merger and merger agreement will have been approved by the requisite affirmative vote of the shareholders of MedGrup under applicable law, and a majority of the votes cast by shareholders other than the Cronins.

     o    No  Proceedings.
          ----------------
          No governmental entity shall have enacted, issued, promulgated, enforced or entered into any law or order that is then in effect and has the effect of making the merger illegal or otherwise prohibiting consummation of the merger.

     Additional Conditions to the Obligation of PHNS. The obligation of PHNS to effect the merger is further subject to the satisfaction of the following additional conditions, unless waived by PHNS:

     o    Representations and Warranties.
          -------------------------------
          The representations and warranties of MedGrup contained in the merger agreement will be true and correct on the closing date as if made at and as of such time, except that the representations and warranties that address matters only as of a particular date will remain true and correct in all material respects as of such date, without giving effect to qualifications related to materiality.

     o    Performance of Obligations.
          ---------------------------
          MedGrup will have performed or complied in all material respects with all agreements and covenants required by the merger agreement.

     o    No Material Adverse Change.
          ---------------------------
          Since March 26, 2002, there shall have been no change, event or occurrence that has had or could reasonably have expected to have, individually or in the aggregate, a material adverse effect on MedGrup.

     o    Absence of Litigation.
          ----------------------
          There shall not be pending or threatened any suit, action or proceeding seeking to restrain or prohibit the merger or seeking to obtain from either PHNS or MedGrup or any of their affiliates in connection with the merger any material damages or any relief that would materially limit or restrict the ability of PHNS to own and conduct both the assets owned and conducted by PHNS and MedGrup prior to the merger.

     o    Third Party Consents.
          ---------------------
          All consents, approvals, waivers and authorizations of third parties, which, if not obtained, would result in a material adverse effect under the merger agreement will have been obtained.

     o    Key-Man  Insurance.
          -------------------
          PHNS shall have obtained, or caused MGC Sub to obtain, key-man life insurance on the life of William D. Cronin in an amount to be mutually agreed upon, but not to exceed $5 million.

     o    Amendments to Employment Agreements; Non-Compete.
          -------------------------------------------------
          William and Margaret Cronin and certain other officers of MedGrup shall have amended their existing employment agreements with MedGrup to remove certain change in control provisions and renewal provisions and PHNS shall have entered into non-compete agreements with such individuals.

     Additional Conditions to the Obligations of MedGrup. The obligation of MedGrup to effect the merger is further subject to the satisfaction of the following additional conditions, unless waived by MedGrup:

     o    Performance of  Obligations/Representations  and Warranties.
          ------------------------------------------------------------
          PHNS will have performed or complied in all material respects with all of their agreements and covenants in the merger agreement, and the representations and warranties of PHNS will be true and correct on the closing date as if made at and as of such time, except that those representations and warranties that address matters only as of a particular date will remain true and correct in all material respects as of such date without giving effect to qualifications related to materiality.

     o    Opinion of Financial Advisor.
          -----------------------------
          The opinion of EKS&H as to the fairness, from a financial point of view, of the merger consideration to the non-affiliated shareholders of MedGrup shall have not been withdrawn.

     o    Consents.
          ---------
          All consents, authorizations, orders and approval of any governmental entity or person required to be obtained or made prior to the effective date shall have been obtained or made.

     Other than approval of the merger by a majority of the votes cast by the shareholders of MedGrup other than the controlling shareholders, neither MedGrup nor PHNS is aware of any material uncertainty regarding satisfaction of the foregoing conditions. However, there is no assurance that all of the conditions will be satisfied or that the merger will be completed.

Termination, Amendment or Waiver
--------------------------------

     Termination. The merger agreement may be terminated at any time prior to the merger, whether before or after the approval by the shareholders of MedGrup:

     o by the mutual written consent of the boards of directors of MedGrup and PHNS;

     o    by either PHNS or MedGrup if:

          - the merger is not completed by July 31, 2002, so long as the delay or default was not on the part of the terminating party;

          - the merger is restrained, enjoined or otherwise prohibited by a court order or any law is enacted that enjoins, prohibits or makes illegal completion of the merger; or

          -    the   shareholders   of  MedGrup   other  than  the   controlling
               shareholders do not approve the merger agreement at the Special Meeting; or

     o by MedGrup, if it shall have received an acquisition proposal and shall have advised PHNS in writing that the MedGrup Board of Directors, after consultation with and based upon the advice of independent legal counsel, determined in good faith that failure to accept such proposal would result in a breach by the MedGrup Board of Directors of its fiduciary duties to MedGrup's shareholders;

     o    by PHNS if:

          -    the   MedGrup   Board   withdraws,   modifies   or  changes   its
               recommendation of the merger agreement in a manner adverse to PHNS or resolves to do so;

          - the MedGrup Board of Directors shall have approved, endorsed or recommended to its shareholders a competing acquisition proposal, or resolved to do so; or

          - EKS&H withdraws, modifies or changes its fairness opinion in a manner adverse to PHNS;

     o by PHNS upon a breach of, or failure to perform in any material respect, any representation, warranty, covenant or agreement on the part of MedGrup contained in the merger agreement, which had caused certain conditions to the obligation of MedGrup to effect the merger to be incapable of being satisfied, provided that this breach or failure cannot be or has not been cured within 20 business days after the giving of notice of such breach or failure;

     o by MedGrup upon a breach of, or failure to perform in any material respect, any representation, warranty, covenant or agreement on the part of PHNS contained in the merger agreement, which had caused certain conditions to the obligation of PHNS to effect the merger to be incapable of being satisfied, provided that this breach or failure cannot be or has not been cured within 20 business days after the giving of notice of such breach or failure;

     Amendment. The merger agreement may be amended by action taken by the parties' respective boards of directors, at any time prior to the effective time of the merger. Following the approval of the merger agreement by MedGrup shareholders, no amendment will be made which would reduce the amount of or change the type of consideration into which each share of MedGrup common stock will be converted upon the completion of the merger.

     Waiver. At any time prior to the effective time of the merger, either party to the merger agreement may, in writing:

     o extend the time for the performance of any obligation or other act of the other party to the merger agreement;

     o waive any inaccuracy in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement; and

     o waive compliance with any agreement or condition contained in the merger agreement.

Termination Fee; Topping Fee; Expenses
--------------------------------------

     Termination Fee

     o If PHNS terminates the merger agreement because MedGrup has received a competing acquisition proposal and shall have advised PHNS that MedGrup's Board of Directors, after consultation with and based upon the advice of legal counsel, determined that the failure to accept such proposal would result in a breach by the Board of its fiduciary duties, or if the MedGrup Board of Directors (i) shall have withdrawn, modified or amended in any material respect its approval or recommendation of the merger agreement, the merger or the other transactions contemplated thereby, (ii) approved, endorsed or recommended to its shareholders a competing acquisition proposal or
          (iii) resolved to do any of the foregoing, MedGrup will reimburse all reasonable, documented expenses of PHNS and simultaneously with termination, pay PHNS a break-up fee in the amount of $420,000.

     Topping Fee

     o If PHNS terminates the merger agreement due to the failure of MedGrup shareholders to approve the merger and the merger agreement and, within one year from the date of termination, the Company (i) consummates a merger, acquisition, consolidation or similar transaction involving the Company or the sale of all or substantially all of the assets or equity securities of the Company or (ii) the Company enters into an agreement providing for such a transaction, which transaction is ultimately consummated, the Company will promptly pay PHNS a fee of $420,000.

     Expenses. The merger agreement provides that all costs and expenses incurred in connection with the merger and merger agreement will be paid by the party incurring those expenses, whether or not the merger is completed, except that if the merger agreement is terminated and PHNS is entitled to a termination fee, MedGrup will also have to pay PHNS' expenses.

Material Federal Income Tax Consequences
----------------------------------------

     The following discussion is a summary of material U.S. federal income tax consequences of the merger to holders of common stock who are U.S. persons. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations, administrative pronouncements of the U.S.
Internal Revenue Service (the "IRS") and judicial decisions in effect on the date hereof, all of which are subject to change, retroactively and prospectively, and to possibly differing interpretations. For purposes hereof, a U.S. person is a beneficial owner of shares of common stock who for U.S. federal income tax purposes is (i) a citizen or resident of the United States, (ii) a corporation or partnership or organized in or under the laws of the United States or any state thereof (including the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income taxation without regard to the source, (iv) a trust if such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes, or (v) a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions relating to the trust. The discussion set forth below is for general information only and, thus, does not address all of the U.S. federal income tax consequences of the merger that may be relevant to the holders of MedGrup common stock based upon their particular circumstances. Moreover, this summary does not apply to certain categories of holders of common stock that may be subject to special tax rules, including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, dealers or traders in securities or currencies, real estate investment trusts, grantor trusts, persons that hold shares of common stock as a position in a "straddle" or as part of a "hedging" or "conversion" transaction for tax purposes, persons that have a "functional currency" other than the U.S. dollar, and holders who acquired such shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, the discussion does not address the state, local or foreign tax consequences of the merger.

     EACH HOLDER OF COMMON STOCK IS URGED TO CONSULT SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER ON THEIR INDIVIDUAL CIRCUMSTANCES.

     General Federal Income Tax Consequences of the Merger. The receipt of cash in exchange for shares of common stock pursuant to the merger by a U.S. person will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws. Accordingly, a MedGrup shareholder who is a U.S. person and who receives cash pursuant to the merger will recognize taxable gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the shareholder's adjusted tax basis in the shares surrendered therefor. Assuming that the shares of common stock constitute a capital asset in the hands of the shareholder, such gain or loss will be a capital gain or loss. If applicable holding period requirements are satisfied, reduced tax rates may apply to the recognition of such capital gain.

     Backup Withholding. Unless a MedGrup shareholder complies with certain reporting or certification procedures or is an "exempt recipient" (in general, corporations, non-U.S. persons that provide appropriate certification and certain other persons (if the payor does not have actual knowledge that the certificate is false)) under applicable provisions of the Code and Treasury regulations, such shareholder may be subject to U.S. federal backup withholding tax of 30% with respect to any cash payments received pursuant to the merger. Backup withholding is not an additional tax. Any amount withheld under these rules will be credited against a shareholder's U.S. federal income tax liability provided such shareholder furnishes the required information to the IRS. If a shareholder does not comply with the backup withholding rules, such holder may be subject to penalties imposed by the IRS. A non-U.S. MedGrup shareholder should consult such shareholder's tax advisor with respect to the application of withholding rules to such shareholders with respect to any cash payments received pursuant to the merger.


       SECURITY OWNERSHIP OF FIVE PERCENT BENEFICIAL OWNERS AND MANAGEMENT

Directors, Officers and 5% Shareholders
---------------------------------------

     The following table sets forth the number of shares of each class of MedGrup stock and the percentage of each class beneficially owned by each of the directors, executive officers, 5% shareholders and by all directors and officers as a group on June ___, 2002:

                                                     COMMON STOCK
Directors and Officers                        Amount                    %
----------------------                      ----------                ------
William D. Cronin                           2,744,300(1)               46.5%

Margaret M. Cronin                            660,700(1)               11.2%

Gary B. Mendenhall                            310,000(2)                5.0%

James S. Wantman                              200,000(3)                3.3%

Kemmel Dunham                                  41,667(4)                  *

Steven Holmes                                  10,000(5)                  *

Elizabeth W. Murdaugh                          35,000(6)                  *

Alan W. Baldwin                                 5,000(6)                  *

All officers and directors as a group       4,006,667(2,3,4,5,6)       61.9%
(8 persons)

5% Shareholders
---------------

Provider HealthNet Services Inc.            3,350,000(7)               56.8%

---------------------
         * Less than 1%.
---------------------

     (1) Margaret Cronin is the wife of William Cronin. Each individual disclaims beneficial ownership of shares owned by his or her spouse. Margaret Cronin's number of shares includes 55,000 shares owned by the Cronins' minor children, for which she is the custodian.

     (2) Includes 310,000 shares immediately issuable upon exercise of an option at a purchase price of $1 per share until 2006. Excludes an additional 190,000 shares underlying an option which are not yet vested.

     (3) Includes 125,000 shares immediately issuable upon exercise of options at prices ranging from $1.30 per share to $1.65 per share until 2007. Includes 75,000 shares immediately issuable upon exercise of an option at purchase price of $1.41 per share until 2008.

     (4) Includes 41,667 shares immediately issuable upon exercise of options at a price range of $1.28 per share to $1.54 per share until July 2007. Excludes an additional 58,333 shares underlying options which are not yet vested.

     (5) Includes 10,000 shares immediately issuable upon exercise of an option at a purchase price of $1.31 per share until 2007. Excludes 100,000 shares underlying options which are not yet vested.

     (6) Includes 5,000 shares immediately issuable upon exercise of an option at a price of $1.41 per share until 2008.

     (7) Pursuant to a Schedule 13D filed by PHNS with the Commission on April 5, 2002, PHNS has reported beneficial ownership through shared voting power over 3,350,000 shares of MedGrup common stock as to which William and Margaret Cronin have granted PHNS a proxy under the option agreement.
------------------------------------------------

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     If the merger is consummated, you will no longer own shares of MedGrup common stock, and MedGrup will not solicit proxies for an annual meeting of shareholders in 2002. If the merger is not consummated, shareholder proposals intended for inclusion in the proxy statement and proxy relating to MedGrup's 2002 annual meeting of shareholders were required to have been received by MedGrup in writing at its executive offices on or before December 20, 2001. If a shareholder desires to present a proposal for consideration at the 2002 annual meeting of shareholders which was not timely submitted for inclusion in MedGrup's proxy materials and the shareholder failed to notify MedGrup by March 6, 2002 of such proposal, the management proxies may use their discretionary voting authority when the proposal is raised at the annual meeting without any discussion of the matter in the proxy statement.

          CONDUCT OF MEDGRUP'S BUSINESS IF THE MERGER IS NOT COMPLETED

     Pursuant to the option agreement, PHNS has the option to acquire shares of MedGrup common stock owned by the controlling shareholders representing approximately 56.8% of all of the outstanding shares of MedGrup common stock. PHNS will be able to exercise this option, and therefore effect a change in control of MedGrup, regardless of whether the shareholders adopt the merger agreement and approve the merger or in the event of a termination of the merger agreement. If PHNS were to acquire the shares of our stock owned by our controlling shareholders, PHNS would be in a position to appoint a majority of our Board of Directors and thereby exercise control over our business and affairs. PHNS may have interests that conflict with or differ from yours, and PHNS is under no obligation to offer to purchase your shares. We cannot assure you that PHNS will provide funding to MedGrup, if required, or that we could otherwise obtain funding on acceptable terms.

     Additionally, our controlling shareholders will receive shares of PHNS Class B Common Stock and will therefore become shareholders of PHNS.


                       WHERE YOU CAN FIND MORE INFORMATION

     MedGrup files annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information filed by MedGrup at the Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 233 Broadway, New York, New York 10279. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Commission filings of MedGrup are also available to the public from commercial document retrieval services and at the website maintained by the Commission - "http://www.sec.gov".

     The Commission allows MedGrup to "incorporate by reference" information into this proxy statement. This means that MedGrup can disclose important information by referring to another document filed separately with the Commission. The information incorporated by reference is considered to be part of this proxy statement, and later information filed with the Commission will update and supercede the information in this proxy statement.

     MedGrup incorporates by reference each document it files pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the Special Meeting. MedGrup also incorporates by reference into this proxy statement the following documents filed by it with the Commission (File No. 0-30899) pursuant to the Exchange Act:

     o MedGrup's Annual Report on Form 10-KSB for the year ended December 31, 2001;

     o All subsequent documents filed by MedGrup with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting will be deemed to be incorporated by reference into this proxy statement and to be a part of it from the date of filing of those documents.

     MedGrup undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, a copy of any or all of the documents incorporated by reference herein, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. Requests for copies should be directed to MedGrup Corporation, 1824 Woodmoor Drive, Suite 102, Monument, Colorado 80132, Attention: James S. Wantman, Chief Financial Officer (Telephone number: (719) 481-1500).

     If you would like to request documents from MedGrup, please do so by _________, 2002 to receive them before the Special Meeting.

     MedGrup's Board does not intend to bring any other matters to the shareholders for consideration at the Special Meeting.

     This proxy statement is dated June ___, 2002. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement will not create any implication to the contrary.

                                             By Order of the Board of Directors


                                             -----------------------------------
                                             Margaret M. Cronin, Secretary

June ____, 2002

PROXY                                                                      PROXY

                               MEDGRUP CORPORATION
                         Special Meeting of Shareholders
                                 June ___, 2002

     This proxy is solicited on behalf of the Board of Directors of MedGrup Corporation.

     The undersigned hereby appoints William D. Cronin, James S. Wantman or either of them as Proxy and authorizes him to represent and vote, as designated below, all of the Common Stock of MedGrup Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof, with respect to the matters set forth below and described in the Proxy Statement dated ___________, 2002.

     This Proxy is revocable and will be voted as directed. If no indication is made, the Proxy will be voted in favor of the proposal.

     Proposal
     --------

     To approve the merger and the transactions contemplated by the merger agreement, specifically including the merger of MedGrup Corporation with MGC Acquisition Corp. whereby MedGrup Corporation will become a wholly owned subsidiary of Provider HealthNet Services Inc., all as more fully described in the proxy statement and the merger agreement.

           [ ]FOR            [ ]AGAINST         [ ]ABSTAIN

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no indication is made, this Proxy will be voted FOR the Proposal. The undersigned acknowledges receipt of (1) the Notice of Special Meeting of Shareholders dated _________, 2002 and (2) the Proxy Statement dated __________, 2002.

Dated: ___________________, 2002


--------------------------------------    --------------------------------------
Signature                                 Signature - if jointly held

--------------------------------------    --------------------------------------
Print Name and Title, if applicable       Print Name and Title, if applicable

INSTRUCTIONS: If you are signing as an individual, please sign exactly as your name appears hereon. If you are signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other authorized officer, please give your full title.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                  USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

================================================================================
                                    Exhibit A
================================================================================


                    [EXECUTION COPY - CONFORMED AS EXECUTED]

[Provider HealthNet Services Inc. Logo]               [MedGrup Corporation Logo]


                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                        PROVIDER HEALTHNET SERVICES INC.

                              MGC ACQUISITION CORP.

                                       and

                               MEDGRUP CORPORATION

                                   Dated as of

                                 March 26, 2002

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

I.       THE MERGER.....................................................      1
         1.01     The Merger............................................      1
         1.02     Effective Time; Closing...............................      2
         1.03     Effects of the Merger.................................      2
         1.04     Articles of Incorporation; Bylaws.....................      2
         1.05     Directors; Officers...................................      2

II.      EXERCISE OF PHNS OPTION; CONVERSION OF SECURITIES;
         EXCHANGE OF CERTIFICATES.......................................      3
         2.01     Exercise of PHNS Option...............................      3
         2.02     Conversion of Securities..............................      3
         2.03     Payment of Merger Consideration.......................      6
         2.04     Closing of Stock Transfer Books.......................      8
         2.05     Stock Options; Option Plans; Warrant..................      8

III.     REPRESENTATIONS AND WARRANTIES.................................      9
         3.01     Representations and Warranties of the Company.........      9
         3.02     Representations and Warranties of Parent and
                  Merger Sub............................................     24

IV.      CONDUCT OF BUSINESS PENDING THE MERGER.........................     26
         4.01     Conduct of Business of the Company Pending the Merger.     26
         4.02     Notification of Certain Matters.......................     28

V.       ADDITIONAL AGREEMENTS..........................................     28
         5.01     Shareholders Meeting..................................     28
         5.02 Preparation of Proxy Statement and Schedule 13E-3; Recommendation of Board of Directors; Shareholder
                  Vote..................................................     29
         5.03     Access to Information; Confidentiality................     29
         5.04     Further Actions; Consents; Filings....................     30
         5.05     Indemnification.......................................     30
         5.06     Public Announcements..................................     32
         5.07     No-Shop...............................................     32
         5.08     [Intentionally Omitted]...............................     33
         5.09     Employment and Employee Benefits Matters..............     33

VI.      CONDITIONS TO THE MERGER.......................................     34
         6.01     Conditions to the Obligations of Each Party...........     34
         6.02     Conditions to the Obligations of Parent and Merger Sub     34
         6.03     Conditions to Obligations of the Company..............     36

VII.     TERMINATION, AMENDMENT AND WAIVER..............................     37
         7.01     Termination...........................................     37
         7.02     Effect of Termination.................................     39
         7.03     Amendment.............................................     39
         7.04     Waiver................................................     39
         7.05     Procedures for Termination, Amendment or Waiver.......     40
         7.06     Expenses..............................................     40

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
                                                                            ----

VIII.    MISCELLANEOUS..................................................     40
         8.01     No Survival of Representations and Warranties.........     40
         8.02     Notices...............................................     40
         8.03     Definitions...........................................     42
         8.04     Interpretation........................................     43
         8.05     Entire Agreement; Assignment..........................     43
         8.06     Parties in Interest...................................     43
         8.07     Governing Law.........................................     43
         8.08     Headings..............................................     43
         8.09     Counterparts..........................................     43
         8.10     Consent to Jurisdiction...............................     44
         8.11     Waiver of Jury Trial..................................     44
         8.12     Severability..........................................     45
         8.13     Enforcement...........................................     45


Schedule 1.05       -    Directors and Officers of Surviving Corporation

Exhibit A           -    Form of Non-Compete Agreement

                             TABLE OF DEFINED TERMS


       Term           Section              Term                  Section
       ----           -------              ----                  -------

10-Q's                     3.01           Court                      8.10
Acquisition Proposal       5.07           Covered Employees          5.09(a)
Additional Merger                         Dissenting Shares          2.02(e)
   Consideration           2.02(d)(iii)   Effective Time             1.02
Adjusted Common Stock                     EKS&H                      3.01(v)
   Equivalents                            Environmental Laws         8.03(d)
   Outstanding             2.02(d)(iii)   Environmental Permits      3.01(t)
Affiliate                  8.03(a)        ERISA                      3.01(m)
Agreed                     1.02           Exchange Act               3.01(e)(v)
Agreement                  Preamble       Exchange Agent             2.03(a)
Annualized Company                        Expenses                   7.06
   EBITDA                   2.02(d)(ii)   Fee                        7.01(b)
Articles of Merger         1.02           GAAP                       3.01(g)
Board                      Recitals       Governmental Entity        3.01(e)(v)
Business Combination       7.01(c)        Incentive Stock
Business Day               8.03(b)          Option Plan              2.05(a)
Cancelled Company                         Indemnified Parties        5.05(b)
   Stock Options           2.02(d)(iii)   Indemnifying Party         5.05(b)
CBCA Recitals                             Intellectual Property      3.01(p)(ii)
Certificates               2.03(b)        IRS                        3.01(m)(v)
Claim                      5.05(b)        Knowledge                  8.03(e)
Closing                    1.02           Law                        3.01(e)(iv)
Closing Date               1.02           Leased Real Property       3.01(k)
Code                       2.03(f)        Licensed Software          3.01(q)(i)
Company                    Preamble       Majority Shareholders      Recitals
Company Disclosure                        Material Contracts         3.01(s)
   Schedule                3.01           Measurement Time           3.01(d)
Company ERISA Plans        3.01(m)        Merger                     Recitals
Company Filed SEC                         Merger Consideration       2.02(a)
   Reports                 3.01           Merger Sub                 Preamble
Company Financial                         MMC                        Recitals
   Statements              3.01(g)        Order                      3.01(e)(iv)
Company Indemnified                       Owned Software             3.01(q)(i)
   Parties                 5.05(a)(iii)   Parent                     Preamble
Company Material Adverse                  Parent Disclosure
  Effect                   3.01(a)          Schedule                 3.02(b)(ii)
Company Option Agreements  2.05(a)        Parent Material Adverse
Company Plans              3.01(m)          Effect                   3.02(a)
Company Preferred Shares   3.01(d)        Payment Fund               2.03(a)
Company SEC Reports        3.01(f)        Permits                    3.01(l)
Company Shares             Recitals       Person                     8.03(f)
Company Stock Options      2.05(a)        PHNS Option                Recitals
Confidential Software      3.01(q)(vii)   PHNS Option Agreement      Recitals
Confidentiality Contract   3.01(q)(vii)   Proxy Statement            5.02(a)
Control                    8.03(c)        Real Property Leases       3.01(k)
                                          Reference Month            2.02(d)

Representatives            5.03(a)
Requisite Shareholder
  Vote                     3.01(e)(i)
Returns                    3.01(o)(i)
Schedule 13E-3             5.02(a)
SEC                        3.01(f)
Shareholder Shares         Recitals
Shareholders Meeting       5.01
Software                   3.01(p)(ii)
Subsidiary                 8.03(g)
Surviving Corporation      1.01
Taxes                      3.01(o)(xi)
Trade Secrets              3.01(p)(ii)
Warrants                   2.05(a)
WDC                        Recitals

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger is made and entered into on this 26th day of March, 2002 (this "Agreement"), among Provider HealthNet Services Inc. ("Parent"), MGC Acquisition Corp., a Colorado corporation and a wholly owned Subsidiary of Parent ("Merger Sub"), and MedGrup Corporation, a Colorado corporation (the "Company").

     WHEREAS, Parent, William D. Cronin ("WDC") and Margaret M. Cronin ("MMC" and, together with WDC, the "Majority Shareholders") have simultaneously herewith entered into an Option and Voting Agreement (the "PHNS Option Agreement"), dated as of March 26, 2002, pursuant to which the Majority Shareholders have (i) granted Parent the option (the "PHNS Option") to purchase an aggregate of 3,350,000 shares of the Company's Common Stock, par value $.001 per share, (the "Company Shares"), which shares constitute approximately 56.8% of the outstanding Company Shares (the Company Shares subject to the PHNS Option are referred to in this Agreement as the "Shareholder Shares"); (ii) agreed to vote the Shareholder Shares in favor of the Merger and (iii) granted certain irrevocable proxies to Parent;

     WHEREAS, Parent intends to exercise the PHNS Option at or prior to the Closing;

     WHEREAS, Parent has proposed that Parent acquire the outstanding Company Shares, other than the Shareholder Shares, on the terms and subject to the conditions of this Agreement;

     WHEREAS, a majority of the members of the Board of Directors of the Company (the "Board") other than the Majority Shareholders has (i) determined that it is in the best interests of the Company and its shareholders (excluding Parent and the Majority Shareholders) to consummate the merger of Merger Sub with and into the Company, with the Company being the surviving corporation (the "Merger"), on the terms and subject to the conditions of this Agreement and in accordance with the Colorado Business Corporation Act (the "CBCA"), (ii) approved and declared the advisability of this Agreement and the Merger, and (iii) resolved to recommend that the shareholders of the Company adopt this Agreement;

     WHEREAS, the Boards of Directors of Merger Sub, Parent and the Company have approved this Agreement; and

     WHEREAS, Parent, Merger Sub and the Majority Shareholders desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereto hereby agree as follows:

                                  I. The Merger
                                     ----------

1.01 The Merger
     ----------

     On the terms of this  Agreement and subject to the  conditions set forth in
Article VI, and in accordance with the CBCA, at the Effective Time, Merger Sub will be merged with and into the Company. As a result of the Merger, the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation of the Merger (the "Surviving Corporation").

1.02 Effective Time; Closing
     -----------------------

     Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Article VII, and subject to the satisfaction or waiver of all of the conditions set forth in
Article VI, the closing of the Merger (the "Closing") will take place at 10:00 a.m. Dallas time, as promptly as practicable and in no event later than the tenth (10th) Business Day following the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing), but subject to the fulfillment or waiver of those conditions, or such other date as may be agreed in writing by Parent and the Company ("Agreed") (such date, the "Closing Date"), at the offices of Jones, Day, Reavis & Pogue, 2727 North Harwood, Dallas, Texas 75201 (or such other place as may be Agreed). On the Closing Date, the parties hereto will file articles of merger (the "Articles of Merger") and any other appropriate documents with the Secretary of State of the State of Colorado, in such form as is required by, and executed in accordance with, the relevant provisions of the CBCA (or such other date as may be Agreed), and will make all other filings or recordings required under the CBCA in connection with the Merger. The Merger shall become effective upon the filing with, and the acceptance for filing by, the Secretary of State of the State of Colorado of the Articles of Merger, or such later time as may be Agreed and specified in the Articles of Merger (the "Effective Time").

1.03 Effects of the Merger
     ---------------------

     At the Effective Time, the effect of the Merger will be as provided in this Agreement and in the applicable provisions of the CBCA (including but not limited to Section 7-111-106 of the CBCA). Without limiting the generality of the foregoing, at the Effective Time, Parent and/or Merger Sub will become obligated to pay the Merger Consideration as provided in Section 2.02, and all of the property, rights, privileges, powers, franchises and interests of the Company and Merger Sub will vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Merger Sub will become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

1.04 Articles of Incorporation; Bylaws
     ---------------------------------

     At the Effective Time, (a) the articles of incorporation of Merger Sub as then in effect will be the articles of incorporation of the Surviving Corporation until thereafter amended as provided by Law and such articles of incorporation, and (b) the bylaws of Merger Sub as then in effect will be the Bylaws of the Surviving Corporation until thereafter amended as provided by Law, the articles of incorporation of the Surviving Corporation and such bylaws.

1.05 Directors; Officers
     -------------------

     From and after the Effective Time, (a) the individuals listed in clause (a) of Schedule 1.05 will become the directors of the Surviving Corporation effective as of the Effective Time and will each hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified, and (b) the individuals listed in clause (b) of Schedule 1.05 will be the officers of the Surviving Corporation, and will each hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

II.  Exercise of PHNS Option; Conversion of Securities; Exchange of Certificates
     ---------------------------------------------------------------------------

2.01 Exercise of PHNS Option
     -----------------------

     To the extent not previously exercised, simultaneously with the Closing and subject to the satisfaction or waiver of the conditions contained in Article VI hereof and in Sections 5 and 6 of the PHNS Option Agreement, Parent will exercise the PHNS Option and acquire all of the Shareholder Shares on the terms and subject to the conditions of the PHNS Option Agreement.

2.02 Conversion of Securities
     ------------------------

     At the Effective Time, by virtue of the Merger and without any action on the part of any holder of Company Shares or any other capital stock of the Company or any shares of capital stock of Merger Sub:

     (a) Conversion of Company Shares other than Shareholder Shares

     Each Company Share issued and outstanding immediately prior to the Effective Time (other than any Company Shares to be canceled pursuant to Section 2.02(b) and any Dissenting Shares) will be converted, subject to Sections 2.02(d)(ii) or (iii) and Section 2.03, into the right to receive $2.2465 in cash per share (the "Merger Consideration"), without any interest thereon. At the Effective Time, each Company Share issued and outstanding immediately prior to the Effective Time converted in accordance with this Section 2.02(a) will no longer be outstanding and will automatically be canceled and retired and cease to exist, and each Certificate evidencing such Company Shares will evidence only the right to receive upon surrender cash in an amount equal to the product of
(i) the number of Company Shares represented by such Certificate and (ii) the Merger Consideration, without any interest thereon.

     (b) Cancellation of Treasury Shares and Parent-Owned Shares

     Each Company Share or other right to purchase Company Shares held in the treasury of the Company or owned, directly or indirectly, by Parent or Merger Sub (which for purposes of this Section 2.02 will be deemed to include all Shareholder Shares that Parent and Merger Sub acquire pursuant to the exercise of the PHNS Option), in each case immediately prior to the Effective Time, will be canceled and extinguished without any conversion thereof and, except as provided in Section 2.02(f), no payment or distribution will be made with respect thereto.

     (c) Common Stock of Merger Sub

     Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into shares of common stock, par value $0.01 per share, of the Surviving Corporation, which shares shall constitute all of the issued and outstanding capital stock of the Surviving Corporation immediately after the Effective Time.

     (d) Adjustment of Merger Consideration

          (i) If between the date of this Agreement and the Effective Time, there is a reclassification, recapitalization, stock split, split-up, stock dividend, combination or exchange of shares with respect to, or rights issued in respect of, Company Shares, the Merger Consideration will be adjusted accordingly, without duplication, to reflect such reclassification, recapitalization, stock split, split-up, stock dividend, combination or exchange of shares in order to provide to the holders of Company Shares the same economic effect as contemplated by this Agreement prior to such event.

          (ii) Notwithstanding the foregoing, the Merger Consideration shall be adjusted according to the following formula if the Annualized Company EBITDA is less than $1,750,000:

               MC1=MC0  X ((8 X Annualized Company EBITDA)/14,000,000), where

               MC0=$2.2465.

          If an adjustment is required pursuant to this Section 2.02(d)(ii), then the Merger Consideration shall be deemed to be "MC1" as determined pursuant to this Section 2.02(d)(ii). For purposes of this Section 2.02(d)(ii), "Annualized Company EBITDA" shall mean twelve (12) times the Company's income before interest, taxes, depreciation and amortization for the calendar month immediately preceding the calendar month in which the Closing is scheduled to occur (or, if the Closing is scheduled to occur before the 15th day of such calendar month, the calendar month prior to the calendar month immediately preceding the calendar month in which the Closing is scheduled to occur), with each item of EBITDA determined in accordance with GAAP. The month used to determine Annualized Company EBITDA is referred to herein as the "Reference Month." For purposes of determining the Merger Consideration pursuant to this Agreement, the maximum Annualized Company EBITDA shall be $1,750,000 and the minimum Annualized Company EBITDA shall be $1,625,000 and no adjustment will be made to the Merger Consideration if Annualized Company EBITDA is greater than $1,750,000 or less than $1,625,000.

          (iii) The Merger Consideration shall be subject to further adjustment in the event that fewer than 1,000,000 Company Stock Options and Warrants are outstanding at the Effective Time according to the following formula:

               Adjustment to Merger Consideration = Merger Consideration + (Additional Merger Consideration/Adjusted Common Stock Equivalents Outstanding), where:

               "Additional Merger  Consideration"  equals the difference between
          (A) the product of the Merger Consideration times the number of Company Stock Options that are terminated, cancelled or forfeited after the date of this Agreement but prior to the Effective Time (the "Cancelled Company Stock Options") and (B) the aggregate exercise price of the Cancelled Company Stock Options"); and

               "Adjusted Common Stock Equivalents Outstanding" means, as of the Effective Time, the sum of (A) the number of outstanding Company Shares plus (B) the number of in-the-money Company Stock Options (other than Cancelled Company Stock Options) and the Warrant.

          (iv) In the event that any adjustments to the Merger Consideration are required pursuant to Section 2.02(d)(ii) or (iii), then, when used in this Agreement, the term "Merger Consideration" shall be deemed to be the Merger Consideration as adjusted in accordance with either or both of Sections 2.02(d)(ii) or (iii).

          (v) No later than ten (10) days after the first date on which the parties can determine the results of the Reference Month, the Company shall provide Parent and Merger Sub with a statement setting forth, in reasonable detail, the calculation of Annualized Company EBITDA, certified by the Chief Financial Officer of the Company. Parent and Merger Sub shall have fifteen (15) days from receipt of such statement to object to the calculation of Annualized Company EBITDA, and if they fail to so object then such calculation of Annualized Company EBITDA shall be deemed final for all purposes (including under the PHNS Option Agreement). If Parent and Merger Sub object to the calculation, they shall deliver a written notice of such objection, stating in reasonable detail the reasons for any such objection. The Company, Parent and Merger Sub shall attempt to resolve any dispute through good faith negotiations between their respective Chief Executive Officers (or officers to whom settlement authority has been delegated) to be held no later than twenty (20) days prior to the date of the Closing. If the parties are unable to reach agreement, the dispute shall be submitted to resolution to a mutually acceptable independent public accounting firm or any other mutually agreeable party, whose costs will be divided equally between Parent and the Company. The decision of such firm shall be made within ten (10) days of submission of the dispute and shall be final, conclusive and binding on Parent, Merger Sub and the Company.

     (e) Dissenting Shares

     Notwithstanding Section 2.02 or any other provision of this Agreement to the contrary, Company Shares (other than Shareholder Shares) that have not been voted in favor of the adoption of this Agreement and with respect to which dissenters' rights shall have been demanded and perfected in accordance with Sections 7-113-101 to 7-113-302 of the CBCA and not withdrawn ("Dissenting Shares") will not be converted into the right to receive the Merger Consideration at or after the Effective Time, but such Company Shares will be converted into the right to receive such consideration as may be determined to be due to holders of Dissenting Shares pursuant to the CBCA; provided, that if the holder of such Dissenting Shares withdraws his or her demand for such appraisal or becomes ineligible for such appraisal (through failure to perfect or otherwise), then, as of the Effective Time or the occurrence of such event, whichever last occurs, such holder's Dissenting Shares will automatically be converted into and represent the right to receive the Merger Consideration, without any interest thereon, as provided in Section 2.02(a). The Company will give the Parent (a) prompt notice of any demands for appraisal of Company Shares received by the Company and (b) the opportunity to participate in all negotiations and proceedings with respect to any such demands. Prior to the Effective Time, the Company will not, without the prior written consent of the Parent, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands. The parties hereto agree and acknowledge that the Majority Shareholders have agreed to vote for the Merger and not to perfect any dissenters' rights, all as provided in the PHNS Option Agreement.

     (f) Treatment of Shareholder Shares

     As provided in, and subject to the provisions of Section 2.01, Parent and the Majority Shareholders intend that, subject to the terms and conditions of the PHNS Option Agreement, Parent will exercise the PHNS Option at or prior to the Effective Time and to hold the "Closing" as such term is defined in the PHNS Option Agreement so that all Shareholders Shares will be owned by Parent (for purposes of this Article II) at the Effective Time. Therefore, following execution of the PHNS Option Agreement and prior to the Effective Time, the Majority Shareholders will have the right to receive only the consideration provided for in the PHNS Option Agreement and will not be entitled to receive any Merger Consideration.

2.03 Payment of Merger Consideration
     -------------------------------

     (a) Exchange Agent/Payment Fund

     At or prior to the Closing, Parent will cause to be deposited with a bank or trust company designated by Parent and having a capital surplus of at least $500 million (the "Exchange Agent"), for the benefit of the holders of Company Shares to be converted in accordance with Section 2.02(a), for payment in accordance with this Article II through the Exchange Agent, immediately available funds in an aggregate amount necessary to make the payments pursuant to Section 2.02(a) (such funds, the "Payment Fund").

     (b) Procedures for Exchange of Certificate for Merger Consideration

     Promptly after the Effective Time, but in no event later than five Business Days thereafter, Parent will cause the Exchange Agent to mail to each holder of record of a certificate or certificates (other than certificates evidencing Company Shares to be canceled pursuant to Section 2.02(b) and any Dissenting Shares), which immediately prior to the Effective Time represented outstanding Company Shares (the "Certificates"), (i) a letter of transmittal and (ii) instructions for use in effecting the surrender of the Certificates in exchange for payment therefor. Upon surrender to the Exchange Agent of a Certificate for exchange and cancellation, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of record of each Certificate will be entitled to receive, and the Exchange Agent shall pay, in respect thereof cash in an amount equal to the product of (i) the number of Company Shares represented by such Certificate and (ii) the Merger Consideration, without any interest thereon, and the Certificate so surrendered will forthwith be canceled in accordance with Section 2.03(c) below. In the event of a transfer of ownership of Company Shares that is not registered in the transfer records of the Company, such payment may be issued to a transferee if the Certificate representing such Company Shares is presented to the Exchange Agent, accompanied by all documents requested by Parent to evidence and effect such transfer and by evidence satisfactory to Parent that any applicable share transfer taxes have been paid.

     (c) Cancellation and Retirement of Shares; No Further Rights

     As of the Effective Time, all Company Shares (other than the Company Shares to be cancelled in accordance with Section 2.02(b) and any Dissenting Shares), issued and outstanding immediately prior to the Effective Time shall cease to be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a Certificate theretofore representing any such Company Shares shall cease to have any rights with respect thereto (including without limitation the right to vote), except the right to receive the Merger Consideration, without interest, upon surrender of such Certificate in accordance with this Article II, and until so surrendered, each such Certificate shall represent for all purposes only the right, subject to Section 2.02(e), to receive the Merger Consideration, without interest. The Merger Consideration paid upon the surrender for exchange of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Company Shares theretofore represented by such Certificates.

     (d) Investment of Payment Fund

     The Exchange Agent shall invest the Payment Fund, as directed by Parent, in
(i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) commercial paper rated the highest quality by either Moody's Investor Services, Inc. or Standard & Poor's Corporation, or (iv) certificates of deposit, bank repurchase agreements or bankers' acceptances of commercial banks with capital exceeding $500 million. Any net earnings with respect to the Payment Fund shall be the property of and paid over to Parent as and when requested by Parent; provided, that any such investment or any such payment of earnings shall not delay the receipt by holders of Certificates of the Merger Consideration.

     (e) Termination of Payment Fund; Limitation of Liability

     Any portion of the Payment Fund that remains undistributed to the holders of Company Shares for 120 days after the Effective Time will be returned to Parent or the Surviving Corporation, as applicable, upon demand, and any holders of Company Shares that have not theretofore complied with this Article II will thereafter look only to Parent and the Surviving Corporation for payment of the Merger Consideration, without any interest thereon. Any portion of the Payment Fund remaining unclaimed by holders of Company Shares as of a date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto. Neither Parent nor the Surviving Corporation will be liable to any holder of Company Shares for any Merger Consideration (whether payable from the Payment Fund or otherwise) delivered to a public official pursuant to any abandoned property, escheat or similar Law.

     (f) Withholding Rights

     Each of the Surviving Corporation, Parent and the Exchange Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Shares such amounts as are required to be deducted and withheld with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state or local tax Law. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Exchange Agent, as the case may be, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Company Shares in respect of which such deduction and withholding was made by the Surviving Corporation, Parent or the Exchange Agent, as the case may be.

     (g) Lost Certificates

     If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will pay in exchange for such lost, stolen or destroyed Certificate, cash, in an amount equal to the product of (x) the number of Company Shares represented by such Certificate and (y) the Merger Consideration, without any interest thereon.

2.04 Closing of Stock Transfer Books
     -------------------------------

     At the Effective Time, the stock transfer books of the Company will be closed and there will be no further registration of transfers of Company Shares thereafter on the records of the Company.

2.05 Stock Options; Option Plans; Warrant
     ------------------------------------

     (a) Conversion of Stock Options and Warrant

     At the Effective Time each vested, unexpired and unexercised option or right to purchase Company Shares granted under (i) the Company's incentive stock option plan ("Incentive Stock Option Plan"), (ii) any other stock option agreement between the Company and any other Person (including, without limitation, any option agreement filed as an exhibit to any Company Filed SEC Reports and any option agreement listed on the Disclosure Schedule) (the "Company Option Agreements") (such vested, unexercised and unexpired options, collectively with options to purchase Company Shares under the Company's Incentive Stock Option Plan, the "Company Stock Options") and (iii) the warrants to purchase Company Shares (the "Warrants") held by affiliates or principals of Kashner Davidson Securities Corporation or their transferees that are outstanding immediately prior to the Effective Time will be automatically converted at the Effective Time into the right to receive, and each holder of a Company Stock Option or Warrant will be paid, an amount in cash per Company Share subject to each such Company Stock Option or Warrant equal to the excess, if any, of the Merger Consideration over the exercise price of such Company Stock Option or Warrant, as the case may be (less an amount equal to any required tax withholdings), whereupon each such Company Stock Option and Warrant will be cancelled and extinguished. All unvested Company Stock Options will be terminated on the Effective Date.

     (b) Amendment and Termination of Option Plans and Consents and Releases

     Prior to the Effective Time, the Company shall (i) make any amendments to, or take such other action in respect of, the terms of (A) the Incentive Stock Option Plan, (B) any Company Option Agreements and (C) any Warrants that Parent deems necessary to give effect to the transactions contemplated by Section 2.05(a), (ii) cause the Incentive Stock Option Plan to terminate as of the Effective Time and (iii) obtain consents to cash out and/or cancel any Company Stock Options or Warrants prior to the Effective Time that by their terms may not be cancelled upon notice or in connection with the Merger. The Company shall obtain all necessary waivers, consents or releases from holders of Company Stock Options and Warrants and take any such other action as may be reasonably necessary to give effect to the transactions contemplated by Section 2.05(a).

                       III. Representations and Warranties
                            ------------------------------

3.01 Representations and Warranties of the Company
     ---------------------------------------------

     The Company hereby represents and warrants to Parent and Merger Sub that, except as set forth in the disclosure letter delivered by the Company to Parent on the date hereof in Agreed form (the "Company Disclosure Schedule") or as disclosed in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, the Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, June 30 or September 30, 2001 (the "10-Qs"), any of the Company's Current Reports on Form 8-K filed with the SEC since January 1, 2001, or the Company's Definitive Proxy Statement for its 2001 Annual Meeting of Shareholders dated April 17, 2001, including any amendments to any of the foregoing, in each case in the form filed by the Company with the SEC no later than two Business Days prior to the date of this Agreement (collectively, the "Company Filed SEC Reports"):

     (a) Organization and Qualification

     The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Colorado and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company has all necessary governmental licenses, permits, authorizations and approvals to own, lease and operate its properties and to carry on its business as it is currently being conducted, except where the failure to have such governmental licenses, permits, authorizations and approvals has not had or resulted in a Company Material Adverse Effect. The Company is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such qualification necessary, other than where the failure to be so duly qualified and in good standing has not had or resulted in a Company Material Adverse
Effect.  For purposes of this  Agreement,  the term  "Company  Material  Adverse
Effect" means any change, effect, event, condition or exception that, individually or when taken together with all other such changes, effects, events, conditions or exceptions (excluding in each case any change, effect, event, condition or exception to the extent it occurs, exists or arises due to general economic or stock market conditions) has had or could reasonably be expected to have or result in an adverse effect equal to or greater than $50,000 on the business, condition (financial or otherwise), assets, properties, results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

     (b) No Subsidiaries

     The Company does not own, directly or indirectly, an equity interest representing 50% or more of the capital stock of, or other equity interests in, any corporation, partnership, joint venture, limited liability company or other legal entity.

     (c) Articles of Incorporation and Bylaws

     The Company has heretofore furnished to Parent a complete and correct copy of its Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, each as amended to date. Such Amended and Restated Articles of Incorporation and Amended and Restated Bylaws are in full force and effect. The Company is not in violation of any provision of its Amended and Restated Articles of Incorporation or Amended and Restated Bylaws.

     (d) Capitalization

     The authorized capital stock of the Company consists of 45,000,000 Company Shares and 5,000,000 shares of Preferred Stock, par value $.001 per share (the "Company Preferred Shares"). As of the close of business on the last Business Day prior to the date hereof (the "Measurement Time"), (i) 5,899,777 Company Shares (excluding treasury shares) are issued and outstanding, all of which have been validly issued and are fully paid and nonassessable, (ii) no Company Shares and no Company Preferred Shares were held in the treasury of the Company, (iii) 1,750,000 Company Shares were reserved for future issuance (with respect to which options to acquire 1,316,000 Company Shares are issued and outstanding) pursuant to stock options or other rights granted pursuant to the Incentive Stock Option Plan, (iv) no Company Shares were reserved for issuance, and no stock options have been granted under Company Option Agreements, (v) 185,000 Company Shares are reserved for issuance pursuant to the Warrants, and (vi) no Company Preferred Shares were issued, reserved for issuance or outstanding, and there were no other shares of capital stock or equity securities of the Company issued, reserved for issuance or outstanding. During the period from September 30, 2001 to the Measurement Time, (x) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company other than issuances of Company Shares pursuant to the exercise of employee stock options or other rights granted pursuant to the Incentive Stock Option Plan, the Company Option Agreements or the Warrants, and (y) there have been no issuances by the Company of options, warrants or other rights to acquire shares of capital stock of, or other equity or voting interests in, the Company. Except as otherwise specified in this Agreement or the PHNS Option Agreement, there are no options, offers, warrants, conversion rights or other rights, agreements, arrangements or other equity interests or commitments of any character relating to the issued or unissued capital stock or other equity interests of the Company or other rights to subscribe for or to purchase from the Company or obligating the Company or to issue, transfer or sell any shares of capital stock of the Company (whether debt, equity or a combination of debt or equity) or obligating the Company to grant, extend or enter into any such agreement. All issued shares of capital stock of the Company were issued in compliance with all applicable state and federal laws concerning the issuance of securities and all shares of capital stock of the Company subject to issuance as aforesaid, have been, or upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except for this Agreement, there are no outstanding contractual obligations of the Company (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or (ii) to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person. The Company Disclosure Schedule lists the name of each optionee, the date of grant, vesting schedule, exercise price and option termination date for all of the options and other rights to purchase Company Shares (including under the Incentive Stock Option Plan, the Company Option Agreements and the Warrants) which are outstanding as of the Measurement Time. Except as set forth in the Company Disclosure Schedule, none of the Incentive Stock Option Plan, the Company Option Agreements or the Warrant contain a provision providing for the acceleration of vesting or lapse of a repurchase right upon the occurrence of any events.

     (e) Authority; No Conflicts; Consents and Approvals

          (i) The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Requisite Shareholder Vote, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, (a) the adoption of this Agreement by the affirmative vote of (i) a majority of the outstanding Company Shares entitled to vote thereon and (ii) a majority of the outstanding Company Shares present at the Shareholders Meeting and entitled to vote thereon excluding the Parent Shares and the Shareholder Shares (the votes specified in clauses (i) and (ii), collectively, the "Requisite Shareholder Vote") and (b) the filing and recordation of appropriate merger documents as required by the CBCA).

          (ii) This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent, Merger Sub and the Majority Shareholders, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (iii) The Board (other than the Majority Shareholders) at a meeting thereof duly called and held on March 22, 2002, unanimously (A) determined that this Agreement and the Merger are in the best interests of the Company and its shareholders (excluding Parent and the Majority Shareholders), (B) approved and declared the advisability of this Agreement and the Merger, and (C) resolved to recommend that the shareholders of the Company adopt this Agreement.

          (iv) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (i) conflict with or result in a violation of the Amended and Restated Articles of Incorporation or Amended and Restated Bylaws of the Company, in each case as amended to the date of this Agreement, (ii) conflict with or result in a violation of any law, statute, ordinance, rule or regulation ("Law") or any judgment, decree, order, writ, determination or award ("Order") applicable to the Company or by which any property or asset of the Company is bound or affected, or (iii) result in any violation or breach of, constitute (with or without notice or lapse of time or both) a default under, or require the Company to obtain any consent, approval or action of, make any filing with or give any notice to, or result in or give to any Person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the loss of any material benefit under or the creation or imposition of any lien on any property or asset of the Company, under any of the terms, conditions or provisions of any agreement, commitment, lease, license, evidence of indebtedness, mortgage, indenture, security agreement, instrument, note, bond, franchise, permit, concession or other instrument, obligation or agreement of any kind to which the Company is a party, except for in the case of clauses (ii) and
     (iii), for any thereof that have not had or resulted in, or will not have or result in, a Company Material Adverse Effect or are not reasonably expected to prevent or materially delay the consummation of the Merger.

          (v) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic, foreign or supranational governmental, regulatory or administrative authority, agency or commission or any court, tribunal or arbitral body ("Governmental Entity"), except (i) for applicable requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"), the CBCA and the filing and recordation of appropriate merger documents as required by the CBCA and (ii) for such other consents, approvals, authorizations, permits, filings or notifications that if not obtained or made will not prevent or materially delay the consummation of the transactions contemplated by this Agreement.

     (f) SEC Filings

     The Company has filed all forms, reports, schedules, statements and documents required to be filed by it with the Securities and Exchange Commission ("SEC") including (i) its Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1999 and 2000, respectively, (ii) the 10-Qs, (iii) all proxy statements relating to the Company's meetings of shareholders (whether annual or special), and (iv) all other forms, reports and other registration statements required to be filed by the Company with the SEC (the forms, reports and other documents referred to in clauses (i), (ii), (iii) and (iv) above, collectively, the "Company SEC Reports"). The Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act of 1933, as amended or the Exchange Act, as applicable, and the rules and regulations of the SEC promulgated thereunder, (ii) did not, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and
(iii) were filed in a timely manner.

     (g) Financial Statements

     Each of the financial statements (including, in each case, any notes thereto) contained in the Company SEC Reports (the "Company Financial Statements") complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC, was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC) during the periods involved (except as may be indicated in the notes thereto) and presented fairly in all material respects the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein. The balance sheets of the Company contained in the Company Financial Statements reflect all claims against and all debts and liabilities of the Company, fixed or contingent, as at the respective dates thereof, required to be shown thereon under GAAP, (except as permitted by Form 10-QSB) and the related statements of operations and cash flows fairly present the results of operations for the respective periods indicated, except that any unaudited interim financial statements were subject to normal and recurring year-end adjustments that have not had or resulted in a Company Material Adverse Effect.

     (h) Absence of Certain Changes or Events; No Undisclosed Liabilities

          (i) Except as disclosed in the Company Filed SEC Reports or in the Company Disclosure Schedule, since the date of the most recent audited financial statements provided to Parent and which will be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, which report the Company will timely file with the Commission, the Company has conducted its business only in the ordinary course, and there has not been (A) any change, event or occurrence which has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (B) any declaration, setting aside or payment of any dividend or other distribution in respect of shares of the Company's capital stock, or any redemption or other acquisition by the Company of any shares of its capital stock; (C) any increase in the rate or terms of compensation payable or to become payable by the Company to its directors, officers or key employees, except increases occurring in the ordinary course of business consistent with past practices; (D) any entry into, or increase in the rate or terms of, any bonus, insurance, severance, pension or other employee or retiree benefit plan, payment or arrangement made to, for or with any such directors, officers or employees, except increases occurring in the ordinary course of business consistent with past practices or as required by applicable Law; (E) any entry into any agreement, commitment or transaction by the Company which is material to the Company, except for agreements, commitments or transactions entered into in the ordinary course of business; (F) any change by the Company in accounting methods, principles or practices, except as required or permitted by GAAP; (G) any write-off or write-down of, or any determination to write-off or write-down, any asset of the Company or any portion thereof which write-off, write-down or determination exceeds $50,000 individually or $150,000 in the aggregate; or (H) any agreements by the Company to do any of the things described in the preceding clauses (A) through (G) other than as expressly contemplated or provided for herein.

          (ii) Except as disclosed in the Company Filed SEC Reports or in the Company Disclosure Schedule and liabilities incurred in the ordinary course of business since the date of the most recent financial statements included in the Company Filed SEC Reports, as of the date of this Agreement, there are no liabilities or obligations of the Company of any kind whatsoever, whether accrued, contingent, or otherwise, that would be required to be reflected or reserved for on the most recent balance sheet of the Company included in the Company Filed SEC Reports except for liabilities or obligations (i) arising in the ordinary course of business after December 31, 2001 or (ii) which have not had or could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

     (i) Litigation

     As of the date hereof, except as specified in the Company Disclosure Schedule, (i) there is no suit, claim, action, proceeding (at law or in equity) or investigation pending or, to the knowledge of the Company, threatened against the Company before any court or other Governmental Entity, and (ii) the Company is not subject to any outstanding order, writ, judgment, injunction, decree or arbitration order or award that, in any such case described in clauses (i) and
(ii), has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date hereof, there are no suits, claims, actions, proceedings or investigations pending or, to the knowledge of the Company, threatened, seeking to prevent, hinder, modify or challenge the transactions contemplated by this Agreement.

     (j) Proxy Statement and Schedule 13E-3

     The information supplied by the Company for inclusion in the Proxy Statement and the Schedule 13E-3, if required, will not, at the time the Proxy Statement is first mailed to the shareholders of the Company and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Company or its officers or directors should be discovered by the Company, which would cause the Proxy Statement or the Schedule 13E-3, if required, to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly inform Parent thereof. The Proxy Statement, the Schedule 13E-3, if required, and all other documents that the Company is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder.

     (k) Real Property; Other Assets

     The Company has  heretofore  made  available  to Parent  true,  correct and complete copies of all leases, subleases and other agreements (the "Real Property Leases") under which the Company uses or occupies or has the right to use or occupy, now or in the future, any real property or facility (the "Leased Real Property"), including all modifications, amendments and supplements thereto. Except in each case where the failure could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(A) the Company has a valid and subsisting leasehold interest in each parcel of Leased Real Property free and clear of all Liens and each Real Property Lease is in full force and effect; (B) all rent and other sums and charges payable by the Company as tenant thereunder are current in all material respects; (C) no termination event or condition or uncured default of a material nature on the part of the Company or, to the Company's knowledge, the landlord, exists under any Real Property Lease; and (D) the Company is the sole undisputed lessee of each Leased Real Property, is in actual possession thereof and is entitled to quiet enjoyment thereof in accordance with the terms of the applicable Real Property Lease. The Company does not own, lease or occupy any real property other than the Leased Real Property. The Company does not lease any Leased Real Property from any Majority Shareholder or any Person that is an Affiliate, "associate" or "immediate family member" (as such terms are defined in the Exchange Act) of any Majority Shareholder. The Company does not own any real property.

     (l) Conduct of Business; Licenses; Permits

     All federal, state, local and foreign governmental approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights ("Permits") necessary for the Company to own, lease or operate its properties and assets and to carry on its business as now conducted have been obtained or made, and there has occurred no default under any such Permit, except for the lack of Permits and for defaults under Permits which lack or default could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as disclosed in the Company Filed SEC Reports or in the Company Disclosure Schedule, the Company is in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Entity, except for non-compliance which could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

     (m) Employee Benefit Plans

     The Company Disclosure Schedule sets forth a true, correct and complete list of all the employee benefit plans (as that phrase is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to for the benefit of any current or former employee, officer or director of the Company (the "Company ERISA Plans") and any other benefit or compensation plan, program or arrangement maintained or contributed to for the benefit of any current or former employee, officer or director of the Company (the Company ERISA Plans and such plans being referred to as "Company Plans"). The Company has furnished or made available to Parent and its representatives a true, correct and complete copy of every document pursuant to which each Company Plan is established or operated (including any summary plan descriptions), a written description of any Company Plan for which there is no written document, and all annual reports (including Form 5500, 5500-C or 5500-R filings), financial statements and actuarial valuations with respect to each Company Plan since the commencement of such Company Plan. Except as specified in the Company Disclosure Schedule:

          (i) none of the Company ERISA Plans is a "multiemployer plan" within the meaning of ERISA;

          (ii) none of the Company Plans promises or provides for retiree health or life insurance benefits to any person;

          (iii) none of the Company Plans provides for payment of a benefit, the increase of a benefit amount, the payment of a contingent benefit or the acceleration of the payment or vesting of a benefit by reason of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement;

          (iv) the Company has no obligation to adopt, nor is considering the adoption of, any new Company Plan or, except as required by Law, the amendment of an existing Company Plan;

          (v) each Company ERISA Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service ("IRS") that it is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such Company ERISA Plan;

          (vi) each Company Plan, has been operated in accordance with its terms and the requirements of all applicable Law;

          (vii) the Company has not incurred any direct or indirect liability under, arising out of or by operation of Title IV of ERISA in connection with the termination of, or withdrawal from, any Company ERISA Plan or other retirement plan or arrangement, and no fact or event exists that could reasonably be expected to give rise to any such liability;

          (viii) the aggregate accumulated benefit obligations of each Company ERISA Plan subject to Title IV of ERISA (as of the date of the most recent actuarial valuation prepared for such Company ERISA Plan and based on the discount rate and other actuarial assumptions used in such valuation) do not exceed the fair market value of the assets of such Company ERISA Plan (as of the date of such valuation); and

          (ix) the Company is not aware of any claims relating to the Company Plans, other than routine claims for benefits;

     provided, however, that the failure of the representations set forth in clauses (v), (vi), (vii) and (ix) to be true and correct shall not be deemed to be a breach of any such representation unless such failures could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

     (n) Absence of Changes in Benefit Plans

     Except as disclosed in the Company Filed SEC Reports or in the Company Disclosure Schedule, since the date of the most recent financial statements included in the Company Filed SEC Reports, the Company has not adopted or agreed to adopt any collective bargaining agreement or any Company Plan.

     (o) Taxes

     Except as specified in the Company Disclosure Schedule:

          (i) Except where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company (and any affiliated or unitary group of which the Company was a member) has (A) timely filed all federal, state, local and foreign returns, declarations, reports, estimates, information returns and statements ("Returns") required to be filed by or for it in respect of any Taxes (as hereinafter defined) and has caused such Returns as so filed to be true, correct and complete, (B) established reserves that are reflected in Company's most recent financial statements included in the Company Filed SEC Reports and that as so reflected are adequate for the payment of all Taxes not yet due and payable with respect to the results of operations of the Company through the date hereof, and (C) timely withheld and paid over to the proper taxing authorities all Taxes and other amounts required to be so withheld and paid over. The Company (and any affiliated or unitary group of which the Company was a member) has timely paid all Taxes that are shown as being due on the Returns referred to in the immediately preceding sentence.

          (ii) (A) There has been no taxable period since 1994 for which a Return of the Company has been examined by the IRS, (B) all examinations described in clause (A) have been completed without the assertion of material deficiencies, and (C) except for alleged deficiencies which have been finally and irrevocably resolved, the Company has not received formal or informal notification that any deficiency for any Taxes, the amount of which could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, has been or will be proposed, asserted or assessed against the Company by any federal, state, local or foreign taxing authority or court with respect to any period.

          (iii) The Company has not executed or entered into with the IRS or any other taxing authority (A) any agreement or other document that continues in force and effect beyond the Effective Time and that extends or has the effect of extending the period for assessments or collection of any federal, state, local or foreign Taxes, (B) any closing agreement or other similar agreement (nor has the Company received any ruling, technical advice memorandum or similar determination) affecting the determination of Taxes required to be shown on any Return not yet filed, or (C) requested any extension of time to be granted to file after the Effective Time any return required by applicable law to be filed by it.

          (iv) The Company has not made an election under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company. None of the assets of the Company is required to be treated as being owned by any other Person pursuant to the "safe harbor" leasing provisions of Section 168(f)(8) of the Internal Revenue Code of 1954 as formerly in effect.

          (v) The Company is not a party to, is not bound by nor has any obligation under any tax sharing agreement or similar agreement or arrangement.

          (vi) The Company has not agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

          (vii) The Company is not, and has not been, a United States Real Property Holding Corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          (viii) No security interests have been imposed upon or asserted against any assets of the Company as a result of or in connection with any failure or alleged failure to pay any Tax, except liens for Taxes that are not yet due and payable.

          (ix) The Company is not nor will it become obligated to make a payment, the deduction of which may be disallowed by reason of Section 280G of the Code.

          (x) The  Company has  custody of copies of all  Returns  described  in
     Section 3.01(o)(i)(A), and of all workpapers, computer files, spreadsheets and other data and information used to prepare such Returns and that will be needed to prepare all Returns that must be filed within 60 days after the Closing Date.

          (xi) For purposes of this Agreement, "Taxes" shall mean all federal, state, local, foreign income, property, sales, excise, employment, payroll, franchise, withholding and other taxes, tariffs, charges, fees, levies, imposts, duties, licenses or other assessments of every kind and description, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

     (p) Intellectual Property

          (i) The Company Disclosure Schedule sets forth all United States and foreign: (A) patents and patent applications, (B) trademarks, trade names, brand names and corporate names, and all service marks, registrations and applications thereof, (C) internet domain, name registrations and applications and (D) copyright registrations and applications owned or licensed by the Company in each case described in clauses (A) through (D), used by the Company in connection with the conduct of the Company's business, specifying as to each item, as applicable: (w) the nature of the item, including the title; (x) the owner of the item; (y) the jurisdictions in which the item is issued or registered or in which the application for issuance or registration has been filed; and (z) the issuance, registration or application numbers and dates.

          (ii) For purposes of this Agreement, "Intellectual Property" means all of the following as they exist in all jurisdictions throughout the world, in each case, to the extent owned by, licensed to, or otherwise used by the
     Company: (A) patents, patent applications, and other patent rights (including any divisions, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are modified, withdrawn, or resubmitted); (B) trademarks, service marks, trade dress, trade names, brand names, Internet domain names, designs, logos, or corporate names, whether registered or unregistered, and all registrations and applications for registration thereof; (C) copyrights, including all renewals and extensions, copyright registrations and applications for registration, and non-registered copyrights; (D) trade secrets, concepts, ideas, designs, research, processes, procedures, techniques, methods, know-how, data, compilations of data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary technical and business information (whether or not patentable or subject to copyright, mask work, or trade secret protection) (the "Trade Secrets") and
     (E) computer software programs, including without limitation all source code, object code, software for web, Internet and intranet sites, and documentation related thereto (the "Software").


          (iii) The Intellectual Property includes all of the intellectual property rights owned or licensed by the Company that are reasonably necessary to conduct the Company's business as it is now or currently contemplated to be conducted. Except as specified in the Company Disclosure Schedule, (A) the Company has good, marketable and exclusive title to, and the valid and enforceable power and unqualified right to make, have made, use, sell, offer to sell, license, lease, import, transfer or otherwise exploit the Intellectual Property free and clear of all Liens, (B) the Company has the right to bring actions for infringement of Intellectual Property owned by the Company, (C) no Person or entity other than the Company has any right or interest of any kind or nature in or with respect to the Intellectual Property or any portion thereof or any rights to use, market or exploit the Intellectual Property or any portion thereof, (D) no Person has a right to receive a royalty or similar payment in respect of any Intellectual Property owned by the Company, whether pursuant to any contractual agreements entered into by the Company or otherwise and (E) to the Knowledge of the Company no Person has challenged the validity of any Intellectual Property. Except as disclosed in the Company Disclosure
     Schedule, the Company is not currently, nor will be as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, in breach of any provision of any agreement that relates to any Intellectual Property other than any breach which, individually or in the aggregate with other breaches, would not result in a Company Material Adverse Effect.

     (q) Software

          (i) The Company Disclosure Schedule sets forth a true, correct and complete list of all Software, including without limitation all programs used in the testing and development phase and all predecessor and earlier versions of any computer programs, owned by the Company (the "Owned Software"), and a true, correct and complete list of all Software not owned by the Company, but in which the Company has rights (by license or otherwise) from another Person ( the "Licensed Software"). The right of the Company to use Licensed Software that is material to the Company's business as it is now or currently contemplated to be conducted is solely under written license agreements or other Material Contracts specified in the Company Disclosure Schedule.

          (ii) The Company is in actual possession of the source code and object code for each computer program included in the Owned Software, and the
     Company is in possession of all other documentation, including without limitation all related engineering specifications, program flow charts, installation and user manuals and know-how necessary for the effective use of the Software as currently used in the Company's business or as offered or represented to the Company's customers or potential customers. All Owned Software released for commercial distribution to third parties substantially conforms to all published specifications therefor and to all technical and other written materials provided by the Company to a licensee in connection with such Owned Software. The Software constitutes all of the computer programs necessary to conduct the Company's business as now conducted, and includes all of the computer programs used in the development, marketing, licensing, sale or support of the products and the services presently offered by the Company.

          (iii) The Company Disclosure Schedule sets forth a true, correct and complete list, by computer program, of (A) all Persons other than the Company that have been provided with the source code or have a right to be provided with the source code (including any such right that may arise after the occurrence of any specified event or circumstance, either with or without the giving of notice or passage of time or both) for any of the Owned Software and (B) all source code escrow agreements relating to any of the Owned Software (setting forth as to any such escrow agreement the source code subject thereto and the names of the escrow agent and all other Persons who are actual or potential beneficiaries of such escrow agreement). Except as specified in the Company Disclosure Schedule, no Person (other than the Company and any Person that is a party to a contract referred to in clause (v) of the first sentence of Section 3.01(s) that restricts such Person from disclosing any information concerning such source code) is in possession of, or has or has had access to, any source code for any computer program included in the Owned Software.

          (iv) To the Knowledge of the Company there are no defects in any computer program included in the Software that would materially adversely affect the functioning thereof in accordance with any published specifications therefor. The Company Disclosure Schedule sets forth a true, correct and complete list of any current material developments or maintenance efforts with respect to the Owned Software, including without limitation the development of new computer programs, enhancements or revisions to existing computer programs included in the Owned Software and software fixes in progress for any Person to whom or to which the Company has sold, licensed, leased, transferred or otherwise furnished Software or related products or services.

          (v) The Company does not market and has not marketed, and it has not supported and is not obligated to support, any Licensed Software.

          (vi) Except as specified in the Company Disclosure Schedule, no Person other than the Company has any right or interest of any kind or nature in or with respect to the Owned Software or any portion thereof or any rights to sell, license, lease, transfer, use or otherwise exploit the Owned Software or any portion thereof.

          (vii) Except as set forth in the Company Disclosure Schedule, all employees, agents, consultants, distributors and licensees of the Company who have had access to any of the Trade Secrets or source code, object code and access codes for the Owned Software ("Confidential Software") have been put on written notice of the confidential and proprietary nature of the Trade Secrets and the Confidential Software and have been required to enter into a written agreement ("Confidentiality Contract") with the Company acknowledging the confidential nature of and agreeing not to disclose the Trade Secrets or Confidential Software other than as permitted by such Confidentiality Contract.

     (r) No Infringement

     Except as specified in the Company Disclosure Schedule, neither the existence nor the sale, license, lease, transfer, use, reproduction, distribution, development, modification or other exploitation by the Company or any of its respective successors or assigns of any Intellectual Property is or was, or is currently contemplated to be, sold, licensed, leased, transferred, used, reproduced, distributed, developed, modified or otherwise exploited by such Persons, does, did or will (i) infringe on any patent, trademark, copyright or other right of any other Person, (ii) constitute a misuse or misappropriation of any trade secret, know-how, process, proprietary information or other right of any other Person, or (iii) entitle any other Person to any interest therein, or right to compensation from the Company or any of its respective successors or assigns, by reason thereof, except for infringements, misuse, misappropriation or other acts or omissions that, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect. Except as specified in the Company Disclosure Schedule, the Company has not received any complaint, assertion, threat or allegation or otherwise has notice of any lawsuit, claim, demand, proceeding or investigation involving matters of the type contemplated by the immediately preceding sentence or is aware of any facts or circumstances that could reasonably be expected to give rise to any such lawsuit, claim, demand, proceeding or investigation. Except as specified in the Company Disclosure Schedule, there are no restrictions on the ability of the Company or any of its respective successors or assigns to sell, license, lease, transfer, use, reproduce, distribute, modify or otherwise exploit any Intellectual Property. Except as specified in the Company Disclosure Schedule, no Person has infringed, violated or misappropriated or now infringes, violates or misappropriates the Intellectual Property.

     (s) Contracts

     The Company has made available to Parent and its representatives true, correct and complete copies of all of the following contracts to which the Company is a party or by which it is bound (collectively, the "Material Contracts"): (i) contracts with any current officer or director of the Company or with any Person owning, beneficially or otherwise, more than 10% of the Company Shares outstanding as of the date of this Agreement; (ii) contracts pursuant to which the Company licenses or sublicenses other Persons to use Intellectual Property and pursuant to which other Persons license or sublicense the Company to use Intellectual Property; (iii) contracts (A) for the sale of any of the assets of the Company, other than contracts entered into in the ordinary course of business or (B) for the grant to any Person of any preferential rights to purchase any of its assets; (iv) contracts which restrict the Company from competing in any line of business or with any Person in any geographical area or which restrict any other Person from competing with the Company in any line of business or in any geographical area; (v) contracts which restrict the Company from disclosing any information concerning or obtained from any other Person or which restrict any other Person from disclosing any information concerning or obtained from the Company; (vi) indentures, credit agreements, security agreements, mortgages, guaranties, promissory notes and other contracts relating to the borrowing of money; (vii) contracts which account, or which are expected to account, for more than 5% of the consolidated revenues of the Company during its most recent fiscal year and its current fiscal year; and (viii) all other agreements, contracts or instruments entered into outside of the ordinary course of business or which are material to the Company. Except as specified in the Company Disclosure Schedule, all of the Material Contracts are in full force and effect and are the legal, valid and binding obligation of the Company, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as specified in the Company Disclosure Schedule, the Company is not in breach or default in any material respect under any Material Contract nor, to the Knowledge of the Company, is any other party to any Material Contract in breach or default thereunder in any material respect.

     (t) Environmental Matters

     Except as specified in the Company Disclosure Schedule and except as could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (A) the Company has not violated or is not in violation of any Environmental Law; (B) none of the properties leased by the Company (including without limitation soils and surface and ground waters) are contaminated with any hazardous substance in quantities which require investigation or remediation under Environmental Laws; (C) the Company is not liable for any off-site contamination; (D) the Company does not have any liability or remediation obligation under any Environmental Law; (E) no assets of the Company are subject to pending or threatened Liens under any
Environmental Law; (F) the Company has all Permits required under any Environmental Law ("Environmental Permits"); and (G) the Company is in compliance with its Environmental Permits.

     (u) Labor Matters

          (i) Except as specified in the Company Disclosure Schedule, the Company is not a party to any employment, labor or collective bargaining agreement, and there are no employment, labor or collective bargaining agreements which pertain to employees of the Company. The Company has heretofore made available to Parent true, complete and correct copies of the employment, labor and collective bargaining agreements set forth in the Company Disclosure Schedule, together with all amendments, modifications, supplements or side letters affecting the duties, rights and obligations of any party thereunder.

          (ii) No employees of the Company are represented by any labor organization and, to the Knowledge of the Company, no labor organization or group of employees of the Company has made a pending demand for recognition or certification. There are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority and, to the Knowledge of the Company, there are no organizing activities involving the Company pending with any labor organization or group of employees of the Company.

          (iii) Except as specified in the Company Disclosure Schedule, there are no (A) unfair labor practice charges, grievances or complaints pending or threatened in writing by or on behalf of any employee or group of employees of the Company which, if resolved against the Company could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, or (B) complaints, charges or claims against the Company pending, or threatened in writing to be brought or filed, with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company which, if resolved against the Company could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (iv) The Company is not aware of any employee of the Company who is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with such employee's duties to the Company or that would conflict with the Company's business as currently conducted. The Company does not believe it is or will be necessary to utilize any inventions of any of the Company's employees made prior to their employment by the Company except for inventions that have been assigned to the Company.

     (v) Brokers

     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company, except that Ehrhardt Keefe Steiner & Hottman, P.C. ("EKS&H") shall be entitled to a fee of $50,000 in connection with the delivery of the opinion required by Section 6.03(c). The Company has heretofore furnished to Parent a complete and correct copy of all agreements between the Company and EKS&H pursuant to which such firm would be entitled to any payment relating to the Merger.

     (w) Voting Requirements

     The Requisite Shareholder Vote is the only vote of the holders of any class or series of the Company's capital stock or other securities required in connection with the consummation by the Company of the Merger and the other transactions contemplated hereby to be consummated by the Company.

3.02 Representations and Warranties of Parent and Merger Sub
     -------------------------------------------------------

     (a) Organization and Qualification

     Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be duly organized, validly existing or in good standing, or to have such requisite corporate power and authority, has not had or resulted in a Parent Material Adverse Effect. Each of Parent and Merger Sub has all necessary governmental licenses, permits, authorizations and approvals to own, lease and operate its properties and to carry on its business as it is currently being conducted, except where the failure to have such governmental licenses, permits, authorizations and approvals have not had or resulted in a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such qualification necessary, other than where the failure to be so duly qualified and in good standing have not had or resulted in a Parent Material Adverse Effect. For purposes of this Agreement, the term "Parent Material Adverse Effect" means any change, effect, condition or exception that, individually or when taken together with all other such changes, effects, events, conditions or exceptions, has prevented or materially delayed, or could reasonably be expected to prevent or materially delay, the consummation of the transactions contemplated by this Agreement, including without limitation the payment of the Merger Consideration for Company Shares converted in accordance with Section 2.02(a) or the receipt thereof by the holders of such Company Shares.

     (b) Authority; No Conflicts; Consents and Approvals

          (i) Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, the filing and recordation of appropriate merger documents as required by the CBCA). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company and the Majority Shareholders, constitutes a valid and binding obligation of each of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms.

          (ii) Except as specified in the disclosure letter delivered by Parent to Company on the date received in Agreed form (the "Parent Disclosure Schedule"), the execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not, (A) conflict with or violate the certificate of articles of incorporation, or bylaws, of Parent or Merger Sub, (B) conflict with or violate any Law applicable to Parent or Merger Sub or any of their respective Subsidiaries or by which any property or asset of Parent or Merger Sub or any of their respective Subsidiaries is bound or affected, or
     (C) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the loss of any material benefit under or the creation of a lien or other encumbrance on any property or asset of Parent or Merger Sub or any of their respective Subsidiaries pursuant to, or trigger any right of first refusal under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or Merger Sub or any of their respective Subsidiaries is a party or by which Parent or any of its Subsidiaries or any of their respective properties is bound, except, in the case of clauses (B) and (C), for any conflict or breach that has not had or resulted in, and will not have or result in, a Parent Material Adverse Effect and except, in the case of clause (C), for any consents or approvals required for the performance of this Agreement by Parent and Merger Sub that will have been received or waived at or prior to the Effective Time.

          (iii) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (A) for applicable requirements of the Exchange Act and the rules and regulations thereunder, and the filing and recordation of appropriate merger documents as required by the CBCA (B) as specified in the Parent Disclosure Schedule and (C) for such other consents, approvals, authorizations, permits, filings or notifications, which if not obtained at or prior to the Effective Time or made, have not had or resulted in, and will not have or result in, a Parent Material Adverse Effect.

     (c) Operations of Merger Sub

     Merger Sub is a direct wholly owned Subsidiary of Parent, was formed solely for the purpose of holding Company Shares and has engaged in no business activities other than in connection with the holding of Company Shares and the performance of its obligations hereunder.

     (d) Financing

     Parent has sufficient financial capacity, and will cause Merger Sub to have sufficient financial capacity, to consummate the Merger and the transactions contemplated hereby in accordance with the terms of this Agreement.

     (e) Proxy Statement and Schedule 13E-3

     The information supplied by Parent for inclusion in the Proxy Statement and the Schedule 13E-3, if required, will not, at the time the Proxy Statement is first mailed to the shareholders of the Company and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Parent or any of its Subsidiaries, or their respective officers or directors, should be discovered by Parent which would cause the Proxy Statement or the Schedule 13E-3, if required, to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, Parent will promptly inform the Company and the Majority Shareholders thereof. All documents that Parent is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act at the time the Proxy Statement is first mailed to the shareholders of the Company and at the Effective Time.

     (f) Brokers

     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from the Company or any of its Subsidiaries in connection with the Merger based upon arrangements made by or on behalf of Parent or Merger Sub.

     (g) Litigation

     As of the date hereof, except as specified in the Parent Disclosure Schedule, (i) there is no suit, claim, action, proceeding (at law or in equity) or investigation pending or, to the knowledge of the Parent or Merger Sub, threatened against Parent or Merger Sub or any of their Subsidiaries before any court or other Governmental Entity, and (ii) neither the Parent, Merger Sub nor any of their Subsidiaries is subject to any outstanding order, writ, judgment, injunction, decree or arbitration order or award that, in any such case described in clauses (i) and (ii), has had or could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. As of the date hereof, there are no suits, claims, actions, proceedings or investigations pending or, to the knowledge of the Parent, threatened, seeking to prevent, hinder, modify or challenge the transactions contemplated by this Agreement.

                   IV. Conduct of Business Pending the Merger
                       --------------------------------------

4.01 Conduct of Business of the Company Pending the Merger
     -----------------------------------------------------

     Except as contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, the Company shall act and carry on its businesses only in the ordinary course of business and, to the extent consistent therewith, use reasonable efforts to preserve intact its current business organizations, keep available the services of its current key officers and employees and preserve the goodwill of those engaged in material business relationships with them, and to that end, without limiting the generality of the foregoing, Company shall not without the prior consent of Parent:

          (i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its outstanding capital stock (other than, with respect to a Subsidiary of Company, to its corporate parent), (B) split, combine or reclassify any of its outstanding capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding capital stock, or (C) purchase, redeem or otherwise acquire any shares of outstanding capital stock or any rights, warrants or options to acquire any such shares, except, in the case of clause (C), for the acquisition of Company Shares from holders of Company Stock Options or Warrant in full or partial payment of the exercise price payable by such holder upon exercise of Company Stock Options or Warrant;

          (ii) issue, sell, grant, pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities, other than upon the exercise of Company Stock Options outstanding on the date of this Agreement;

          (iii) amend its articles of incorporation, bylaws or other comparable charter or organizational documents;

          (iv) directly or indirectly acquire, make any investment in, or make any capital contributions to, any Person other than in the ordinary course of business;

          (v) directly or indirectly sell or otherwise dispose of any of its properties or assets that are material to its business, except for sales or dispositions in the ordinary course of business;

          (vi) (A) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, other than indebtedness owing to or guarantees of indebtedness owing to the Company or any direct or indirect wholly owned Subsidiary of the Company or (B) make any loans or advances to any other Person, other than to the Company or to any direct or indirect wholly owned Subsidiary of the Company and other than routine advances to employees, except, in the case of clause (A), for short-term borrowings in respect of trade creditors or vendors in the ordinary course of business or under existing credit facilities described in the Company Filed SEC Reports in the ordinary course of business;

          (vii) grant or agree to grant to any employee any increase in wages or bonus, severance, profit sharing, retirement, deferred compensation, insurance or other compensation or benefits, or establish any new compensation or benefit plans or arrangements, or amend or agree to amend any existing Company Plans, except as may be required under existing agreements or by Law and normal, regularly scheduled increases in respect of non-officer employees consistent with past practices;

          (viii) enter into or amend any employment, consulting, severance or similar agreement with any individual, except with respect to new hires in the ordinary course of business consistent with past practice;

          (ix) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization or any agreement relating to an Acquisition Proposal (as hereinafter defined) (other than as expressly permitted pursuant to this Agreement);

          (x) make any tax election or settle or compromise any income tax liability of Company or of any of its Subsidiaries involving on an individual basis more than $10,000;

          (xi) make any change in any method of accounting or accounting practice or policy, except as required by any changes in generally accepted accounting principles;

          (xii) enter into any agreement, understanding or commitment that restrains, limits or impedes the Company's ability to compete with or conduct any business or line of business, except for any such agreement, understanding or commitment entered into in the ordinary course of business consistent with past practice;

          (xiii) form any Subsidiary; or

          (xiv) authorize any of, or commit or agree to take any of, the foregoing actions in respect of which it is restricted by the provisions of this Section 4.01.

4.02 Notification of Certain Matters
     -------------------------------

     (a) Notification of Certain Events. Parent will give prompt notice to the Company and the Majority Shareholders, and the Company and the Majority Shareholders will give prompt notice to Parent, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be reasonably likely to cause (A) any representation or warranty of Parent, the Company or the Majority Shareholders, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect or (B) any material covenant, condition or agreement of Parent, the Company or the Majority Shareholders, as the case may be, contained in this Agreement not to be complied with or satisfied and (ii) any material failure of Parent, the Company or the Majority Shareholders, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 4.02 will not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     (b) Notification of Acquisition Proposals. Except to the extent that the Company is legally obligated to keep such information confidential, the Company will give prompt written notice to Parent of any Acquisition Proposal. Except to the extent that the Company is legally obligated to keep such information confidential, the Company will notify Parent promptly if any Acquisition Proposal is made and will, in any such notice to Parent, indicate in reasonable detail the identity of the Person making such Acquisition Proposal and the terms and conditions of such Acquisition Proposal.

                            V. Additional Agreements
                               ---------------------

5.01 Shareholders Meeting
     --------------------

     In accordance with the Exchange Act, the CBCA and the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, each as amended to date, the Company will promptly after the date of this Agreement use commercially reasonable efforts to seek adoption of this Agreement by the Requisite Shareholder Vote. The Company will use commercially reasonable efforts to call a meeting of its shareholders (the "Shareholders Meeting"), to be held as soon as is reasonably practicable after the date hereof, for the purpose of considering and voting upon the adoption of this Agreement.

5.02 Preparation of Proxy Statement and Schedule 13E-3; Recommendation of Board of Directors; Shareholder Vote
     ---------------------------------------------------------------------------

     (a) As promptly as practicable after the execution of this Agreement, the Company will prepare and cause to be filed with the SEC a proxy statement (together with any amendments thereof or supplements thereto, the "Proxy Statement") to solicit proxies from the shareholders of the Company in favor of the adoption of this Agreement. If required by the SEC, Parent and/or the Majority Shareholders will cause to be filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3"). Each of Parent, Merger Sub and the Company will furnish all information concerning Parent, Merger Sub or the Company as such party may reasonably request in connection with such actions and the preparation of the Proxy Statement and the Schedule 13E-3 (if required). The Company, Merger Sub and Parent will use their respective commercially reasonable efforts to respond promptly to all SEC comments with respect to the Proxy Statement and Schedule 13E-3 (if required) and, subject to compliance with SEC rules and regulations, the Company will cause the Proxy Statement to be mailed to the Company's shareholders at the earliest practicable date.

     (b) The Proxy Statement will include the recommendation of the Board, other than the Majority Shareholders, that this Agreement and the Merger should be approved and declared advisable and the recommendation of a majority of the members of the Company's Board, other than the Majority Shareholders, to the shareholders of the Company to adopt this Agreement; provided, however, that the Board may, at any time prior to the Effective Time, withdraw, modify or change any such recommendation to the extent that the Board determines in good faith, after consultation with independent legal counsel (who may be the Company's regularly engaged legal counsel), that the failure to so withdraw, modify or change such recommendation would result in a breach of its fiduciary duties to the Company's shareholders (excluding Parent and Merger Sub) under applicable Law; provided further, that nothing in this Section 5.02(b) will affect the Company's obligation to seek the Requisite Shareholder Vote (regardless of whether the recommendation of the Board has been withdrawn, modified or changed) unless this Agreement has previously been terminated in accordance with Article VII.

5.03 Access to Information; Confidentiality
     --------------------------------------

     (a) From the date of this Agreement to the Effective Time, the Company will
(i) provide Parent (and Parent's officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, "Representatives")) access at reasonable times upon reasonable prior notice to its officers, employees, agents, properties, offices and other facilities and to its books and records and (ii) furnish promptly such information concerning its business, properties, contracts, assets, liabilities and personnel as Parent or Parent's Representatives may reasonably request.

     (b) Each party to this Agreement agrees to, and agrees to cause its Representatives to treat and hold as confidential all information relating to the other party hereto in accordance with the terms and conditions of the Confidentiality Agreement, dated as of July 26, 2001, between Parent and the Company.

     (c) No investigation pursuant to this Section 5.03 will affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

5.04 Further Actions; Consents; Filings
     ----------------------------------

     On the terms and subject to the conditions hereof, each of the parties hereto will use its commercially reasonable efforts to (a) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, advisable or appropriate under applicable Law or otherwise to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as practicable, (b) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger, and (c) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement that are required under the Exchange Act and any other applicable federal or state securities Laws, and any other applicable Law. The parties hereto will cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith. Subject to the terms and conditions hereof, each party hereto, at the reasonable request of another party hereto, will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

5.05 Indemnification
     ---------------

     (a) Indemnification of Directors and Officers

          (i) The Articles of Incorporation and Bylaws of the Surviving Corporation, and the articles of incorporation and bylaws or comparable organizational documents of each Subsidiary of the Surviving Corporation, will contain provisions with respect to indemnification that are no less favorable than those set forth in the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Company on the date of this Agreement, which provisions will not be amended, repealed or otherwise modified for a period of four years from and after the Effective Time in any manner that would affect adversely the rights thereunder of individuals that at the Effective Time were directors or officers of the Company, in respect of actions or omissions occurring at or prior to the Effective Time, unless such modification will be required by Law.

          (ii) The Surviving Corporation will cause to be maintained in effect tail policies of directors' and officers' liability insurance for a period of at least three years from the Effective Time. If no such tail policy is available, then for a period of three years after the Effective Time, the Surviving Corporation shall use commercially reasonable efforts to cause to be maintained in effect policies of directors' and officers' liability insurance with coverage in amount and scope at least as favorable as the Company's existing policies with respect to claims arising from facts or events that occurred prior to the Effective Time; provided, however, that the Surviving Corporation shall not be required to pay any premium for directors' and officers' liability insurance that would exceed the amount being paid by the Company as of the date hereof.

          (iii) From and after the Effective Time, the Surviving Corporation will, to the fullest extent required or permitted under the CBCA, indemnify and hold harmless, including the advancement of defense costs as provided in Section 5.05(b) below, each present and former director or officer of the Company (collectively, the "Company Indemnified Parties") against all costs and expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), based on the fact that such Person is or was a director or officer of the Company or any Subsidiary of the Company and arising out of or pertaining to any action or omission occurring at or before the Effective Time, including without limitation actions taken in connection with, or pursuant to, the terms of this Agreement, provided, however, that the foregoing indemnity will not apply to any act or failure to act which a court of competent jurisdiction determines in an order or decision not subject to appeal constituted misappropriation of cash or other property of the Company or any of its Subsidiaries.

          (iv) The Company and the Surviving Corporation agree that all rights to indemnification under this Section 5.05(a) (including the right to advancement of expenses incurred in defense of any Claim provided under
     Section 5.05(b) below), existing in favor of a Company Indemnified Party shall survive the Merger and shall continue in full force and effect for a period of not less than four years from the Effective Time; provided, however, that all rights to indemnification in respect of any Claims asserted or made against any Company Indemnified Parties within such period shall continue until the disposition of such Claims.

     (b) Conduct of Indemnification Proceedings

     Without limiting any of the foregoing indemnity obligations of Section 5.05(a), in the event any such claim, action, suit, proceeding or investigation (a "Claim") is brought against a Company Indemnified Party (the "Indemnified Parties") (whether arising before or after the Effective Time), (i) the party required to provide indemnification pursuant to Section 5.05(a) (the "Indemnifying Party"), shall assume and direct all aspects of the defense of such Claim, including the settlement thereof, (ii) the Indemnifying Party shall retain and direct, and shall pay the reasonable fees and expenses of counsel reasonably satisfactory to the Indemnified Party, promptly after statements therefor are received, provided, that in respect of fees and expenses of Counsel to the Company Indemnified Parties in respect of a Claim for which indemnification is being sought under Section 5.05(a) above, the Indemnifying Party will pay any expenses in advance of the final disposition of such action or proceeding to each Indemnified Party to the fullest extent permitted under the CBCA, upon receipt from the Indemnified Party to whom expenses are advanced of an undertaking to repay such advances if required under the CBCA, and (iii) the Indemnified Party will cooperate in the defense of any such Claim. The Indemnified Party shall have a right to participate in (but not control) the defense of any such Claim with its own counsel at its own expense. No Indemnifying Party shall be liable for any settlement effected without its prior written consent, which shall not be unreasonably withheld or delayed. No Indemnifying Party will settle any such matter unless (i) the Indemnified Party gives prior written consent, which shall not be unreasonably withheld or delayed, or (ii) the terms of the settlement provide that the Indemnified Party will have no responsibility for the discharge of any settlement amount and impose no other obligations or duties on the Indemnified Party and the settlement discharges all rights against the Indemnified Party with respect to such matter. Any Indemnified Party wishing to claim indemnification under
Section 5.05(a), upon learning of any Claim, shall notify the Indemnifying Party and shall provide the Company (or the Surviving Corporation, after the Effective
Date) with an undertaking as contemplated by Section 7-109-104 of the CBCA; provided, that failure to provide notice of a Claim shall not relieve a party of its indemnity obligations under Section 5.05(a) unless such failure prejudices such party. No Indemnifying Party will be obligated pursuant to Section 5.05(a) to pay the fees and expenses of more than one counsel (plus appropriate local counsel) for all Indemnified Parties in any single action except to the extent, as determined by counsel to the Indemnified Parties, that there may be one or more legal defenses available to one Indemnified Party that are different from or in addition to those available to the other Indemnified Parties that would, in the judgment of such counsel, prohibit such counsel from representing all Indemnified Parties under the rules of professional ethics, in which case such additional counsel (including local counsel) as may be required to avoid any such conflict or likely conflict may be retained by the Indemnified Parties at the expense of the Indemnifying Parties.

5.06 Public Announcements
     --------------------

     Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Merger and will not issue any such press release or make any such public statement without the prior consent of the other (which consent will not be unreasonably withheld or delayed), except as either such party may determine is required by Law, provided that statements made by the Company to its employees, customers or suppliers will not be deemed to be public statements for purposes of this Section 5.06.

5.07 No-Shop
     -------

     Until the earlier of the Effective Time or termination of this Agreement in accordance with Section 7.01, the Company shall not, and shall not authorize or permit any of its affiliates, officers, directors, employees, agents or representatives (including without limitation any investment banker, financial advisor, attorney or accountant retained by the Company), to, directly or indirectly (x) solicit, initiate or encourage, including without limitation by way of furnishing information, or take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, or (y) participate in any discussions or negotiations regarding any Acquisition Proposal; provided, however, that nothing in this Agreement shall prohibit the Company or the Board from furnishing information to, or entering into, maintaining or continuing discussions or negotiations with, any person that makes an unsolicited Acquisition Proposal after the date hereof, if, and to the extent that, the Board, after consultation with and based upon the advice of independent legal counsel, determines in good faith that (i) such Acquisition Proposal would be more favorable to the Company's shareholders (other than the Majority Shareholders) than the Merger, and (ii) the failure to take such action would result in a breach by the Board of its fiduciary duties to Company's shareholders (other than the Majority Shareholders) under applicable law, and, prior to furnishing any non-public information to such person, the Company receives from such person an executed confidentiality agreement with provisions no less favorable to the Company than the letter agreement relating to the furnishing of confidential information of Company to Parent referred to in
Section 5.03(b). For purposes of this Agreement, the term "Acquisition Proposal" shall mean any proposal or offer from any Person, including without limitation any request for information relating to any acquisition or purchase of all or any material portion of the capital stock of the Company or a significant amount of the assets of the Company outside the ordinary course of its business, any merger, consolidation or other business combination with the Company or any other tender or exchange offer or other similar extraordinary business transaction involving or otherwise relating to the Company. The Company shall provide notice of any Acquisition Proposal as provided in Section 4.02(b).

5.08 [Intentionally Omitted]
      ---------------------

5.09 Employment and Employee Benefits Matters
     ----------------------------------------

     (a) Parent shall, and shall cause its Subsidiaries, as applicable, following the Effective Time (including the Surviving Corporation) to, except as otherwise agreed by the Parent and the Company, hire and retain all employees of the Company who are employees of the Company at the Effective Time ("Covered Employees").

     (b) If Covered Employees are included in any benefit plan (including without limitation provision for vacation) of Parent or its Subsidiaries, Parent agrees that the Covered Employees shall receive credit as employees of the Company and its Subsidiaries for service prior to the Effective Time with the Company and its Subsidiaries to the same extent such service was counted under similar Company Plans for purposes of eligibility, vesting, eligibility for retirement (but not for benefit accrual) and, with respect to vacation, disability and severance, benefit accrual.

     (c) Notwithstanding anything to the contrary contained herein, except as provided in Section 5.09(a) from and after the Effective Time, the Surviving Corporation will have sole discretion over the hiring, promotion, retention, firing and other terms and conditions of the employment of employees of the Surviving Corporation. Except as otherwise provided in this Section 5.09, nothing herein shall prevent Parent or the Surviving Corporation from amending or terminating any Company Plan in accordance with its terms.

     (d) Within a reasonable period following the Effective Time, Parent will issue non-qualified options to purchase Parent's Class B Common Stock, par value $.01 per share, to certain officers and managers of the Company. The identity of such Persons and the amount of options to be granted to such Persons shall be determined through negotiations between Parent and the Company. The other terms and provisions of such options (exercise price, method of payment of exercise price, vesting and similar terms and provisions) shall be determined in accordance with Parent's 2000 Stock Option/Stock Incentive Plan. Key employees of the Company, as agreed upon by Parent and the Company, will be eligible to participate in, and will be considered for annual stock option grants under, Parent's 2000 Stock Option/Stock Issuance Plan.

                          VI. Conditions to the Merger
                              ------------------------

6.01 Conditions to the Obligations of Each Party
     ----------------------------------------

     The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following conditions:

     (a) Shareholder Approval

     The Requisite Shareholder Vote shall have been received.

     (b) No Injunctions or Restraints

     No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that is then in effect and has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, that each of the parties to this Agreement shall use its commercially reasonable efforts to cause any such Order to be vacated or lifted.

6.02 Conditions to the Obligations of Parent and Merger Sub
     ------------------------------------------------------

     The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

     (a) Representations and Warranties

     The representations and warranties of the Company and the Majority Shareholders contained in this Agreement shall be true and correct on and as of the Closing Date as though such representations and warranties had been made on and as of the Closing Date (other than representations and warranties made as of a specified date which shall speak as of such date), without giving effect to any qualification or limitation based on materiality (whether by reference to Company Material Adverse Effect or otherwise), and Parent and Merger Sub shall have received a certificate on behalf of Company by an authorized officer of Company to such effect.

     (b) Covenants

     The Company shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Parent shall have received a certificate signed on behalf of the Company by an officer of the Company to that effect.

     (c) No Material Adverse Change

     Since the date of this Agreement, the Company shall not have experienced any change, event or occurrence that has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

     (d) No Litigation

     There shall not be pending or threatened any suit, action or proceeding, seeking to restrain or prohibit the Merger or seeking to obtain from Parent or the Company or any of their respective affiliates in connection with the Merger any material damages, or seeking any other relief that, following the Merger, would materially limit or restrict the ability of Parent and its Subsidiaries to own and conduct both the assets and businesses owned and conducted by Parent and its Subsidiaries prior to the Merger and the assets and businesses owned and conducted by Company prior to the Merger.

     (e) Consents

     All consents, authorizations, orders and approvals of (or filings or registrations with) any Governmental Entity or any other Person required to be obtained or made prior to the Effective Time in connection with the execution, delivery and performance of this Agreement (including without limitation the consents of the holders of Company Stock Options and the Warrant contemplated by
Section 2.05) shall have been obtained or made, except for the filing of the articles of merger pursuant to Section 1.02 and except where the failure to have obtained or made such consents, authorizations, orders, approvals, filings or registrations could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or a material adverse effect on the Surviving Corporation.

     (f) Key-man Life Insurance

     Parent shall have obtained, or caused Merger Sub to obtain, key-man life insurance on the life of William D. Cronin in an amount to be mutually agreed upon, but not to exceed $5,000,000.

     (g) Completion of Review of Company

     Parent shall be satisfied, in its sole discretion, with its ability to conduct a business, legal and accounting due diligence with respect to the Company and its access to the officers, books, records and properties of the Company and Parent shall be satisfied, in its sole discretion, with the results of such due diligence review of the Company; provided, however, that the condition set forth in this Section 6.02(g) shall be deemed satisfied if, on or prior to the thirtieth (30th) day following the execution and delivery of the Agreement by the parties hereto, Parent has not delivered to the Company a notice indicating that (i) Parent is not satisfied with its ability to conduct such due diligence review and/or (ii) Parent is not satisfied with the results of such due diligence review.

     (h) Amendments to Existing Company Employment Agreements; Non-Compete Agreements

     Each of WDC, MMC, Gary B. Mendenhall and Jim Wantman will have (i) amended their existing employment agreements with the Company, or waived applicable provisions of such employment agreements, such that (A) none of Parent, Merger Sub or the Company will be required to make any severance, change of control or similar payments in connection with or as a result of the Merger, (B) any "evergreen" provision contained in such employment agreements will be ineffectual at the Effective Time, and (C) neither Parent nor Merger Sub will be under any obligation to renew any such employment agreements, and (ii) entered into a non-compete agreement with Parent and Merger Sub substantially in the form attached hereto as Exhibit A.

6.03 Conditions to Obligations of the Company
     ----------------------------------------

     The  obligations of the Company to consummate the Merger are subject to the
satisfaction  or  waiver  (where   permissible)  of  the  following   additional
conditions:

     (a) Representations and Warranties

     The representations and warranties of each of Parent and Merger Sub contained in this Agreement shall be true and correct on and as of the Closing Date as though such representations and warranties had been made on and as of the Closing Date (other than representations and warranties made as at a specified date which shall speak as of such date), without giving effect to any qualification or limitation based on materiality (whether by reference to a Parent Material Adverse Effect or otherwise), except where the matters in respect of which such representations and warranties of Parent and Merger Sub are not true and correct, in the aggregate, have not had and could not reasonably be expected to have a Parent Material Adverse Effect and Company shall have received a certificate signed on behalf of Parent and Merger Sub by an authorized officer of Parent and Merger Sub to such effect.

     (b) Covenants

     Parent and Merger Sub shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and the Company shall have received a certificate of the Parent and Merger Sub signed on behalf of Parent and Merger Sub by an officer of each of Parent and Merger Sub to that effect.

     (c) Opinion of Financial Advisor

     The Board has received the written opinion of EKS&H, dated as of a date no later than the date that the definitive Proxy Statement is first mailed or sent to the shareholders of the Company, to the effect that, as of the date of this Agreement, the Merger Consideration is fair to the shareholders of the Company (excluding the Majority Shareholders) from a financial point of view, and such opinion has not been withdrawn. A copy of such opinion has been delivered to Parent.

     (d) Consents

     All consents, authorizations, orders and approvals of (or filings or registrations with) any Governmental Entity or any other Person required to be obtained or made prior to the Effective Time in connection with the execution, delivery and performance of this Agreement (except for the consents of the holders of Company Stock Options and the Warrant contemplated by Section 2.04) and any other consents or approvals required from any Affiliate of the Company or a Majority Shareholder shall have been obtained or made, except for the filing of the Articles of Merger pursuant to Section 1.02 and except where the failure to have obtained or made such consents, authorizations, orders, approvals, filings or registrations could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, condition (financial or otherwise), assets, properties, results of operations or prospects of Parent or the Surviving Corporation.

                     VII. Termination, Amendment and Waiver
                          ---------------------------------

7.01 Termination
     -----------

     (a) Events Giving Rise to Right to Terminate Agreement.

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval and adoption thereof by the shareholders of Company, in any one of the following circumstances:

          (i) By mutual written consent duly authorized by the Boards of Directors of the Parent and the Company.

          (ii) By the Parent or the Company, if the Effective Time shall not have occurred on or before July 31, 2002, otherwise than as a result of any material breach of this Agreement by the party seeking to effect such termination.

          (iii) By the Parent or the Company, if any federal or state court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling, or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and non-appealable, provided that neither party may terminate this Agreement pursuant to this Section 7.01(a)(iii) if it has not complied with its obligations under Section 5.04.

          (iv) By the Parent or the Company, if the Shareholders Meeting shall have been held and this Agreement shall not have been approved and adopted by the Requisite Shareholder Vote at such Shareholders Meeting or any adjournment or continuance thereof.

          (v) By the Company, if it shall have received an Acquisition Proposal and shall have advised the Parent in writing that the Company's Board of Directors, after consultation with and based upon the advice of independent legal counsel, determined in good faith that failure to accept such Acquisition Proposal would result in a breach by the Board of Directors of the Company of its fiduciary duties to the Company's shareholders under applicable Law; provided, however, that this Agreement shall not be terminated pursuant to this Section 7.01(a)(v) unless prior to such termination the Company shall have made the payment to the Parent of the Fee required to be paid pursuant to Section 7.01(b).

          (vi) By the Parent, if either (x) the Board of Directors of the Company shall have (A) withdrawn, modified or amended in any adverse respect its approval or recommendation of this Agreement, the Merger or the other transactions contemplated hereby, (B) approved, endorsed or recommended to its shareholders an Acquisition Proposal, or (C) resolved to do any of the foregoing or (y) EKS&H withdraws, modifies or changes the opinion referred to in Section 6.03(c) in a manner adverse to Parent or Merger Sub.

          (vii) By the Parent, if (A) the Company or the Majority Shareholders shall have failed to comply in any material respect with any of the covenants and agreements contained in this Agreement to be complied with or performed by such party at or prior to such date of termination, and such failure continues for 20 business days after the actual receipt by the Company of a written notice from Parent setting forth in detail the nature of such failure, or (B) a representation or warranty of the Company contained in this Agreement shall have been untrue in any respect on the date when made (or in the case of any representations and warranties that are made as of a different date, as of such different date) and the matters in respect of which such representation or warranty shall have been untrue has had or could reasonably be expected to have a Company Material Adverse Effect.

          (viii) By the Company if (A) Parent or Merger Sub shall have failed to comply in any material respect with any of the covenants and agreements contained in this Agreement to be complied with or preformed by such party at or prior to such date of termination, and such failure continues for twenty (20) Business Days after the actual receipt by the Parent of a written notice from the Company setting forth in detail the nature of such failure, or (B) a representation or warranty of Parent or Merger Sub shall have been untrue in any respect on the date when made (or, in the case of any representations and warranties that are made as of a different date, as of such different date) and the matters in respect of which such representation or warranty shall have been untrue has had or could reasonably be expected to have a Parent Material Adverse Effect.

          (ix) By the Parent if the PHNS Option Agreement is terminated.

     (b) Termination Fee.

     If this Agreement is terminated pursuant to:

          (i) Section 7.01(a)(v); or
              ------------------

          (ii) Section 7.01(a)(vi)
              --------------------
     then, in such event, Company shall pay to Parent prior to such termination, if such termination is pursuant to Section 7.01(a)(v), or promptly (but in no event later than three business days after the first of such events shall have occurred), if such termination is pursuant to Section 7.01(a)(vi) a fee of $420,000 (the "Fee"), which amount shall be payable in immediately available funds; provided, however, that in the event of a termination of this Agreement pursuant to clause (y) of Section 7.01(a)(vi), the Fee will not be payable if (1) Company and Parent have no other cause to terminate this Agreement pursuant to Section 7.01(a)(v) (without regard to the payment of the Fee pursuant to the proviso thereof) or clause (x) of Section 7.01(a)(vi), as the case may be, and (2) the opinion referred to in Section 6.03 is not withdrawn due to any direct or indirect action of, or any omission by, the Company.

     (c) Topping Fee.

     If (i) this  Agreement is terminated  pursuant to Section  7.01(a)(iv)  and
(ii) not later than one year from the date of such termination (A) the Company consummates a merger, acquisition, consolidation, recapitalization, liquidation, dissolution or similar transaction involving, or any sale of all or substantially all of the assets or equity securities of, the Company and its Subsidiaries (a "Business Combination"), or (B) the Company enters into an agreement providing for a Business Combination, which Business Combination is ultimately consummated, irrespective of when such consummation occurs, then the Company will promptly pay the Fee to the Parent in immediately available funds.

7.02 Effect of Termination
     ---------------------

     In the event of the termination and abandonment of this Agreement pursuant to Section 7.01(a) hereof, this Agreement (except for the provisions of Section 5.03, 5.05, 5.06, paragraph (b) of Section 7.01, this Section 7.02 and Article
VIII) shall forthwith become void and cease to have any force or effect, without any liability on the part of any party hereto or any of its Affiliates; provided, however, that nothing in this Section 7.02 shall relieve any party to this Agreement of liability for any willful or intentional breach of this Agreement.

7.03 Amendment
     ---------

     Subject to the applicable provisions of the CBCA, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties and by Majority Shareholders holding a majority of the Company Shares owned by the Majority Shareholders; provided, however, that if this Agreement is approved and adopted at the Shareholders Meeting, no amendment shall be made which would reduce the amount or change the type of consideration into which each Company Share shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

7.04 Waiver
     ------

     At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) subject to Section 7.03, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement.

Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

7.05 Procedures for Termination, Amendment or Waiver
     -----------------------------------------------

     A termination of this Agreement pursuant to Section 7.01, an amendment of this Agreement pursuant to Section 7.03 or an extension or waiver pursuant to
Section 7.04 shall, in order to be effective, require in the case of Parent, Merger Sub or Company, action by its Board of Directors or the duly authorized designee of its Board of Directors.

7.06 Expenses
     --------

     Except as otherwise set forth herein, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement will be paid by the party incurring such Expenses, whether or not the Merger or any other transaction is consummated. "Expenses" as used in this Agreement will include all reasonable out-of-pocket expenses (including without limitation all reasonable fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement and the
Schedule 13E-3, the solicitation of shareholder approvals and all other matters related to the closing of the Merger and the other transactions contemplated by this Agreement. Notwithstanding any other provision hereof, if this Agreement is terminated pursuant to Section 7.01(a)(v) or (vi) and Parent would be entitled to receive the Fee, then all Expenses of Parent and Merger Sub will be paid by the Company.

                              VIII. Miscellaneous
                                    -------------

8.01 No Survival of Representations and Warranties
     ---------------------------------------------

     The representations and warranties of the Company in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate as of the Effective Time

8.02 Notices
     -------

     All notices, requests, claims, demands and other communications hereunder will be in writing and will be deemed to be delivered (a) when delivered in person, (b) when received if sent by facsimile or e-mail if a copy is sent by United States mail (certified mail, return receipt requested) or by nationally recognized overnight courier service (provided, however, that such notice was delivered prior to 5:00 p.m., local time, on a Business Day; otherwise, such notice will be deemed delivered on the next Business Day), (c) one Business Day after having been dispatched by a nationally recognized overnight courier service, or (d) on the fifth Business Day after deposit in the United States mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the respective parties at the following addresses (or at such other address for a party as will be specified in a notice given in accordance with this Section 8.02), in each case with a copy (which shall not constitute notice) to the Persons indicated:

         if to Parent or Merger Sub:

                           Provider HealthNet Services Inc.
                           15851 Dallas Parkway, Suite 925
                           Addison, Texas  75001-3355
                           E-mail:  rkk@phns.com
                           Facsimile:  (972) 385-2445
                           Attention:  Richard K. Kneipper

         with copies to:

                           Jones, Day, Reavis & Pogue
                           2727 North Harwood
                           Dallas, Texas  75201
                           E-mail:  slfluckiger@jonesday.com
                           Facsimile No.:  (214) 969-5100
                           Attention:  Stephen L. Fluckiger, Esq.

         if to the Company:

                           MedGrup Corporation
                           1824 Woodmoor Drive, Suite 102
                           Monument, Colorado  80132
                           E-mail:  bcronin@medgrup.com
                           Facsimile No.:  (719) 481-1525
                           Attention:  William D. Cronin

         with copies to:

                           Overton, Babiarz & Associates, P.C.
                           7720 Belleview Avenue, Suite 200
                           Englewood, Colorado  80111
                           E-mail:  djbabiarz@obapc.com
                           Facsimile No.:  (303) 779-6006
                           Attention:  David J. Babiarz, Esq.

         if to the Majority Shareholders:

                           c/o William D. Cronin
                           1824 Woodmoor Drive, Suite 102
                           Monument, Colorado  80132
                           E-mail:  bcronin@medgrup.com
                           Facsimile No.:  (719) 481-1525

8.03 Definitions
     -----------

     (a)  "Affiliate"
          -----------
     of a specified Person means a Person that directly or indirectly through one or more intermediaries controls, is Controlled by, or is under common Control with such specified Person, provided, however, that as used in this Agreement with respect to the Company, the term "Affiliate" will only include the Subsidiaries of the Company; provided further, that as used in this Agreement with respect to Parent, the term "Affiliate" will not include the Company or any of the Subsidiaries of the Company;

     (b) "Business Day"
          -------------
     means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in the City of New York;

     (c) "Control"
         ---------
     (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise;

     (d) "Environmental Laws"
         --------------------
     means any law, rule, regulation, code, ordinance, order, decree, judgment, injunction, notice or binding agreements issued, promulgated or entered into by any Governmental Entity, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any hazardous material or to health and safety matters;

     (e) "to the Knowledge"
         ------------------
     of any Person means, when referring to an individual, the actual knowledge of such individual, and when referring to any other Person, means the actual knowledge of such Person's officers and its board of directors or managers, as appropriate, in each case without undertaking any specific investigation for purposes of making any representation or warranty in this Agreement;

     (f) "Person"
         --------
     means an individual, corporation, partnership, limited partnership, syndicate, limited liability company, joint venture, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or Governmental Entity; and

     (g) "Subsidiary" or "Subsidiaries"
         ------------------------------
      of any Person means any corporation, partnership, joint venture, limited liability company or other legal entity of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, provided, however, that for purposes of the representations and the warranties of Parent in Section 3.02, and the covenants and other agreements of Parent in Articles IV and V, except as otherwise specifically provided therein, the "Subsidiaries" of Parent will not include the Company or any Subsidiaries of the Company.

8.04 Interpretation
     --------------

     Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits of or to this Agreement, (ii) each term defined in this Agreement has the meaning assigned to it, (iii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iv) "or" is disjunctive but not necessarily exclusive, (v) words in the singular include the plural and vice versa, (vi) all references to "$" or dollar amounts will be to lawful currency of the United States of America, (vii) all references to the masculine, feminine or neuter gender shall be deemed to include the others, and (viii) references to "including" shall be interpreted to mean "including but not limited to."

8.05 Entire Agreement; Assignment
     ----------------------------

     This Agreement (including the Company Disclosure Schedule and the Exhibits) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof. This Agreement will not be assigned by any party without the prior written consent of the other parties hereto, except that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to any direct wholly owned subsidiary of Parent; provided, however, that no such assignment will relieve the assigning party of its obligations hereunder.

8.06 Parties in Interest
     -------------------

     This Agreement will be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 5.05(a) (which is intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons).

8.07 Governing Law
     -------------

     This Agreement will be governed by and construed in accordance with the Laws of the State of Colorado (without giving effect to conflict of laws principles) as to all matters, including validity, construction, effect, performance and remedies.

8.08 Headings
     --------

     The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

8.09 Counterparts
     ------------

     This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by each party hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which taken together will constitute one and the same agreement.

8.10 Consent to Jurisdiction
     -----------------------

     (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado (as applicable, the "Court"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the Court.

     (b) It will be a condition precedent to each party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

     (c) No party may move to (i) transfer any such suit, action or proceeding from the Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the Court with a suit, action or proceeding in another jurisdiction unless such motion seeks solely and exclusively to consolidate such suit, action or proceeding in the Court, or (iii) dismiss any such suit, action or proceeding brought in the Court for the purpose of bringing or defending the same in another jurisdiction.

     (d) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in the Court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law. Notwithstanding the foregoing, this Section 8.10 will not apply to any suit, action or proceeding by a party seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such party by a third party if such suit, action or proceeding by such party seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such party.

8.11 Waiver of Jury Trial
     --------------------

     Each of Parent, Merger Sub, the Company and the Majority Shareholders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Merger Sub, the Company or the Majority Shareholders in the negotiation, administration, performance and enforcement thereof.

8.12 Severability
     ------------

     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect as long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

8.13 Enforcement
     -----------

     The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the Northern District of Texas, this being in addition to any other remedy to which they are entitled at law or in equity.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, Parent, Merger Sub and Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.



                                            PROVIDER HEALTHNET SERVICES INC.


                                            By: /s/ Richard K. Kneipper
                                                -----------------------------
                                                Richard K. Kneipper
                                                Chief Administrative Officer



                                                   MGC ACQUISITION CORP.


                                            By: /s/ Richard K. Kneipper
                                                -----------------------------
                                                Richard K. Kneipper
                                                President



                                            MEDGRUP CORPORATION


                                            By: /s/ William D. Cronin
                                                -----------------------------
                                                William D. Cronin
                                                Chief Executive Officer

================================================================================
                                    Exhibit B
================================================================================


May 9, 2002


THE BOARD OF DIRECTORS
MEDGRUP CORPORATION
1824 Woodmoor Drive, Suite 102
Monument, CO   80132


Gentlemen and Ladies:

In accordance with your request, Ehrhardt Keefe Steiner & Hottman, PC's assignment was to provide an independent Opinion (the "Opinion") as to the fairness, from a financial point of view, of the Merger Consideration offered to MedGrup Corporation's ("MGC") shareholders other than William and Margaret Cronin (the "Unaffiliated Shareholders") by Provider HealthNet Services Inc. ("PHNS"), a private company.

The proposed merger between PHNS and MGC (the "Merger") would be a merger between MGC Acquisition Corp. and MGC. It is our understanding that upon completion of the merger, a wholly owned subsidiary of PHNS will merge into MGC and MGC shall continue as a subsidiary of PHNS. It is also our understanding that all of the shares not owned by the Cronins (the "Unaffiliated Shares") will be converted into the right to receive $2.2465 per share in cash ("Merger Consideration"), subject to possible adjustment based on MedGrup's financial performance and capitalization prior to closing as described in the Agreement and Plan of Merger dated March 26, 2002 (the "Merger Agreement"). The minimum Merger Consideration, after possible adjustment in accordance with the Merger Agreement, will be $2.0860 per share. In addition, the Cronins (the "Affiliated Shareholders") have agreed, subject to certain conditions, to sell all of their MedGrup stock (approximately 56.8% of the outstanding MedGrup stock) to PHNS for $1.2537 per share in cash, plus $0.8358 per share in PHNS Class B Non-Voting Common Stock, plus a contingent earn-out based on future performance.

The agreement between the Affiliated Shareholders and PHNS is structured as an option that may be exercised by PHNS during a ten-day period after the vote of MedGrup's shareholders, and must be exercised by PHNS following satisfaction of certain conditions, including approval of the merger by holders of a majority of the outstanding MedGrup stock and a majority of the outstanding MedGrup stock cast at the meeting excluding the Affiliated Shareholders' MedGrup stock, all as more fully set forth in the Option and Voting Agreement between the Affiliated Shareholders and PHNS dated March 26, 2002 (the Option Agreement"). We have considered the terms of the Option Agreement in arriving at our conclusions, including the price proposed to be paid for the Affiliated Shareholders' shares, the composition of the payment between cash and PHNS stock, the earn-out provisions, the performance criteria required to obtain the earn-out payments, the vesting and the buy-back provisions applicable to the PHNS stock.

The closing bid price of the Company's common stock as of March 25, 2002 (the day prior to the Merger announcement) was $1.45 per share, resulting in an equity market value of $8,554,677, based on 5,899,777 basic shares outstanding. From January 1, 2002 through March 25, 2002, MGC shares (OTCBB: CODX) traded at a low of $1.28 per share and a high of $1.78 per share. The 52-week high was $3.40 per share in June 2001 and the 52-week low was $1.28 in February 2002. As of December 31, 2001, MGC's book value was $2,171,136 or $0.37 per basic share.

In connection with our engagement, we were not requested to, and we did not: (a) actively solicit third-party indications of interest in any sale transaction; or
(b) evaluate the advisability of the Merger from the perspective of MGC or the Unaffiliated Shareholders.

In connection with our Opinion, we do not express an opinion with respect to any of the following: (a) MGC's underlying business decision to proceed with the Merger; and (b) the fairness of the terms of any financing required to complete the Merger.

We have undertaken such reviews, analysis, and inquiries as we deemed necessary and appropriate under the circumstances. Among other things, we have:

1) Reviewed the Agreement and Plan of Merger dated March 26, 2002 and the Option and Voting Agreement dated March 26, 2002;

2) Reviewed MGC's last Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, and other financial information supplied by MGC's management;

3) Reviewed MGC's Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2001, June 30, 2001 and March 31, 2001;

4)   Reviewed  certain  projected  financial   information   prepared  by  MGC's
     management, and the assumptions underlying such forecasts were discussed with the CEO and CFO of MedGrup;

5) Conducted discussions with the senior management of MGC concerning the company's business prospects, historical financial results, and projected financial information;

6) Reviewed and researched economic and industry analysis reports deemed relevant to MGC and compared the performance and projections of MGC relative to both;

7) Reviewed the trading history and volume of MGC shares on the NASD bulletin board;

8) Analyzed the acquisition multiples reflected in recent transactions for businesses which we deemed comparable to MGC, and estimated the values a hypothetical willing buyer might pay to acquire MGC;

9) Analyzed the public trading multiples of companies which we deemed comparable to MGC, and applied these multiples to MGC's financials as of December 31, 2001, and compared the results to the current trading price range of MGC's common stock and the price offered by PHNS;

10) Performed a discounted cash flow analysis for MGC based on projections supplied by management, and compared it to the current trading price range of MGC's common stock and the price offered by PHNS;

11) Compared the market premiums paid over the publicly traded price in comparable transactions to the premium being offered to the Unaffiliated Shareholders of MGC; and

12) Reviewed certain information provided to us by PHNS regarding its past and projected financial performance and condition for the purposes of comparing the estimated value of the stock offered to the Affiliated Shareholders under the Option Agreement.

Assumptions and Limiting Conditions:
-----------------------------------

Our analysis, reports and Opinion includes the following assumptions and limiting conditions:

1. It is our understanding that the members of MedGrup's Board of Directors either have had or will have the opportunity to make their own independent investigation of the Merger, and their decision to approve the Merger should be based in part upon such investigation. We understand, however, that the Board will consider the analysis and our opinion in deciding whether to approve the merger and recommend it to the Unaffiliated Shareholders.

2. In connection with our engagement, we were not requested to, and we did not: (a) actively solicit third-party indications of interest in any sale transaction; or (b) evaluate the advisability of the Merger from the perspective of MGC or the Unaffiliated Shareholders.

3. In connection with our Opinion, we do not express an opinion with respect to any of the following: (a) MGC's underlying business decision to proceed with the Merger; and (b) the fairness of the terms of any financing required to complete the Merger.

4. We have not, at your direction and with your consent: (a) performed any appraisals or valuations of specific assets or liabilities of MGC or PHNS;
     (b) been furnished with any appraisals or valuations of specific assets or liabilities of MGC or PHNS; (c) made a comprehensive physical inspection of the properties or assets of either company; or (d) undertaken any independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which either MGC, PHNS, or their affiliates is a party or may be subject to.

5. In rendering our Opinion, we evaluated whether or not a rational buyer and seller, assuming that each had knowledge of the relevant facts, would purchase or sell the shares in question at the offered price. Modern valuation techniques do not permit us to determine whether a price is fair with absolute precision. A fair price is not the highest value attainable for the firm or a single value, but is a range of values.

6. Our Opinion was based both on historical information and on management's projections from both PHNS and MGC, which may or may not be achieved. There can be no assurance that any of these assumptions will become fact. The projections discussed herein to our knowledge, represent the projected operations for MGC and PHNS. We relied upon the assurances of PHNS' and MGC's management that the projections supplied to us reflect the good faith estimates and judgment of management as to the expected future financial performance of the companies, and that management is not aware of any information or facts that would make the information provided to us incomplete or misleading. Ehrhardt Keefe Steiner & Hottman, PC has not made any independent verification of the projections.

7. We have assumed that the Merger Agreements will be consummated on the terms set forth in the Merger Agreements dated March 26, 2002. We have assumed that PHNS will have adequate financing at closing to consummate the Merger, and that the Merger Agreements will comply with applicable foreign, federal, and state laws.

8. We have assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the date of the last financial statement or information made available to us. In addition, we have made no assumption concerning and did not consider the possible assertion of claims, outcomes or damages arising out of any pending or threatened litigation, or possible unasserted claims or other contingent liabilities, to which MGC or PHNS or affiliates of the companies may be a party to or subject to.

9. MGC, PHNS and their representatives warranted to us that the information they supplied was complete and accurate to the best of their knowledge and that the financial statement information reflects the Company's results of operations and financial condition in accordance with generally accepted accounting principles, unless otherwise noted. Information supplied by management has been accepted as correct without further verification, and we express no opinion on that information. Our services constituted neither an audit nor a verification of the underlying financial records of the subject company.

10. MCG has agreed to indemnify us for certain liabilities that may arise out of this engagement.

11. This Opinion is furnished pursuant to our engagement letter dated February 1, 2002. You may use this Opinion solely in connection with your consideration of the fairness of the Merger Consideration being offered to the Unaffiliated Shareholders and for no other purpose. The companies may use, refer to, and reproduce in full this Opinion in any Merger document to be delivered to shareholders of MGC and in any filing with the Securities and Exchange Commission.

12. Neither PHNS nor MGC may use or refer to our analysis underlying this Opinion for any other purpose without our prior written consent, which consent shall not be unreasonably withheld.

13. We are not required to give testimony in court, or be in attendance during any hearings or depositions, with reference to the Merger or companies involved in the Merger, unless previous arrangements have been made.

14. This Opinion reflects facts and conditions existing as of March 26, 2002, the date of the Merger Agreement. In the event that facts or other representations that we relied upon are revised, or otherwise changed, our opinion as to the fairness of the proposed Merger between MGC and PHNS may require updating. Unless MGC specifically requests us to do so, we disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion that may be brought to our attention [after the date of this Opinion letter].

15. Ehrhardt Keefe Steiner & Hottman, PC reserves the right, in the event that facts subsequent to the date of the Opinion become known which have a material impact on the value of MGC, to supplement or withdraw the Opinion prior to the closing date of the Merger.

16. This Opinion is directed to the Board of Directors of MGC. This letter does not constitute a recommendation to any shareholder with respect to whether or not to vote in favor of the Merger under the terms and conditions of the Merger Agreements, and should not be relied upon by any shareholder for that purpose.

17. This report was prepared under the direction of Paul K. Edwards, CPA/ABV, ASA, and Cheryl J. Bostater, ASA, CFA. We are regularly engaged in the valuation of businesses. Neither of the professionals who worked on this engagement nor any of the principals of EKS&H have any present or contemplated future interest in MGC or PHNS or any personal interest with respect to the parties involved, or any other interest that might prevent us from performing an unbiased valuation and fairness opinion. Compensation to Ehrhardt Keefe Steiner & Hottman, PC was not contingent upon the content of our opinion.

Conclusion
----------

Based upon and subject to all the foregoing, in our opinion, as of March 26, 2002, the date of the Merger Agreement, the Merger Consideration offered to MedGrup Corporation's Unaffiliated Shareholders by Provider HealthNet Services Inc. is fair, from a financial point of view, to such shareholders.

Delivery of this Opinion is subject to the conditions, limitations and assumptions set forth in this Opinion.

                                           Very truly yours,

                                           Ehrhardt Keefe Steiner & Hottman, PC


                                           /s/ Paul K. Edwards
                                           ------------------------------------
                                           Paul K. Edwards, CPA/ABV, ASA
                                           Principal
                                           Ehrhardt Keefe Steiner & Hottman, PC

                                           /s/ Cheryl J. Bostater
                                           ------------------------------------
                                           Cheryl J. Bostater, ASA, CFA, MBA
                                           Senior Manager
                                           Ehrhardt Keefe Steiner & Hottman, PC

================================================================================
                                   Appendix A
================================================================================


                       Colorado Dissenters' Rights Statute
     Colorado Revised Statutes Article 113 (Sections 7-113-101 to 7-113-302)


Part 1. Right of Dissent - Payment for Shares

7-113-101. Definitions        For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


Section 7-113-102. Right to dissent

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party if:

               (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

               (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

          (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, [FN1] or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c) Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2) Deleted by Laws 1996, H.B.96-1285, s 30, eff. June 1, 1996.

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


Section 7-113-103. Dissent by nominees and beneficial owners

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


Section 7-113-201. Notice of dissenters' rights

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7- 113-202(1).

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7- 113-202(2).


Section 7-113-202. Notice of intent to demand payment

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the  corporation  to receive,  before the vote is taken,  written
     notice  of  the   shareholder's   intention  to  demand   payment  for  the
     shareholder's shares if the proposed corporate action is effectuated; and

     (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2) a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


Section 7-113-203. Dissenters' notice

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

     (g) Be accompanied by a copy of this article.


Section 7-113-204. Procedure to demand payment

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113- 203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the  corporation  to receive a payment  demand,  which may be the
     payment  demand  form   contemplated  in  section   7-113-203(2)(d),   duly
     completed, or may be stated in another writing; and

     (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

Section 7-113-205. Uncertificated shares

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


Section 7-113-206. Payment

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e) A copy of this article.


Section 7-113-207. Failure to take action

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

Section  7-113-208.   Special  provisions  relating  to  shares  acquired  after announcement of proposed corporate action

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section
7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).


Section 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

Section 7-113-301. Court action

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation  shall commence the proceeding  described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


Section 7-113-302. Court costs and counsel fees

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                        9